August  28,  2000


To  Shareholders  of  the  following  Series  of  the  Exeter  Fund:

Small  Cap  Series
International  Series
World  Opportunities  Series
Global  Fixed  Income  Series
Life  Sciences  Series
New  York  Tax  Exempt  Series
Ohio  Tax  Exempt  Series
Diversified  Tax  Exempt  Series

Dear  Shareholder:

Enclosed is a copy of the Semi-Annual Report for each of the above Series of the Exeter Fund in which you were invested as of June 30, 2000. The reports include information about the Series' performance as well as portfolio listings as of that date.

Please contact our Fund Services department, at 1-800-466-3863, or your Client Consultant if you have any questions about the Semi-Annual Reports or about the Fund.

Sincerely,

/s/ Amy J. Williams

Amy  J.  Williams
Fund  Services  Manager

Exeter  Fund,  Inc.
Semi-Annual  Report
June  30,  2000
Small  Cap  Series

Management  Discussion  and  Analysis  (unaudited)

DEAR  SHAREHOLDERS:

For the first half of 2000, the Small Cap Series performed well relative to both the S&P 500, a widely-used index of large company stocks, and the Russell 2000, a popular small company index.

The S&P 500 Index actually came in with a slightly negative return for the first six months of the year. The stock market has been extremely volatile, especially the technology sector, which has been the focus of much speculative investment based on its stellar returns last year. We have been saying that those returns were not reasonable based on the fundamental value of the underlying companies, and it appears that other investors may be reaching that conclusion as well.

The Small Cap Series' modest exposure to the technology sector held it back last year when those returns were moving through the roof. This year, however, the Series was insulated from the steep declines in technology stocks during the second quarter due to its limited investments in the sector. The Series' holdings in technology and biotechnology stocks fell back during the second quarter, although they remain up significantly for the year as a whole. The Series is significantly underweighted in technology because many stocks in the sector do not meet our value-oriented investment discipline.

The Series didn't benefit just from what it doesn't own; several sectors helped drive the returns of the first quarter higher than the benchmarks. One such sector is the defense industry, in which we increased the Series' holdings earlier this year. Defense spending has been trending down over the past few years, but military operational requirements as well as political sentiment suggest that we will see significant growth in defense spending over the next few years. We purchased several stocks to position the Series to benefit from this expected trend, and they have performed well through June 30.

Another sector that contributed to the Series' returns was energy services, a sector in which we have been invested since last year. Oil prices have continued to rise, and higher oil prices (i.e., above $20 per barrel) encourage exploration and drilling, and mean more business for energy services companies. We expect demand in the energy services industry to remain high as long as oil prices remain high. As of the end of the quarter, crude oil was over $32 per barrel.

The Series has also benefited from a number of acquisitions of companies held in the portfolio. Several acquisitions have been completed, and several more are underway. We see these acquisitions as recognition by the marketplace of the low valuations and attractive businesses of the target companies, and the acquisitions have led to nice gains for the Series.

Small cap stocks have bounced recently compared to blue chips, but they remain fundamentally undervalued relative to large caps. For this reason, we believe that they continue to provide growth potential as part of a diversified portfolio.

We appreciate your business, and we hope that you and your families continue to prosper as we move through the year.

Sincerely,

EXETER  ASSET  MANAGEMENT

Management  Discussion  and  Analysis  (unaudited)


[graphic]
[pie  chart]


Portfolio  Composition*  -  As  of  6/30/00

Commercial  Services  -  3.97%
Consumer  Durables  -  6.30%
Consumer  Non-Durables  -  2.27%
Consumer  Services  -  7.38%
Electronic  Technology  -  8.25%
Energy  Minerals  -  7.75%
Finance  -  2.61%
Health  Services  -  1.07%
Health  Technology  -  12.14%
Industrial  Services  -  9.80%
Non-Energy  Minerals  -  3.52%
Process  Industries  -  12.11%
Producer  Manufacturing  -  5.93%
Retail  Trade  -  5.40%
Technology  Services  -  1.83%
Transportation  -  0.83%
Utilities  -  3.10%
Cash,  short-term  investments,  and  other  assets,  less  liabilities  - 5.74%

* As a percentage of net assets.

Performance  Update  as  of  June  30,  2000  (unaudited)

Exeter  Fund,  Inc.
Small  Cap  Series

                               Total  Return
Through     Growth  of  $10,000               Average
06/30/00     Investment        Cumulative     Annual

One  Year     $11,647            16.47%       16.47%
Five  Year    $13,113            31.13%       5.56%
Inception  1  $21,546           115.46%       9.84%


S&P  500  Total  Return  Index

                                Total  Return
Through     Growth  of  $10,000                Average
06/30/00     Investment         Cumulative     Annual

One  Year     $10,724             7.24%         7.24%
Five  Year    $29,074           190.74%        23.78%
Inception  1  $41,779           317.79%        19.11%


Russell  2000  Index

                                  Total  Return
Through     Growth  of  $10,000                 Average
06/30/00     Investment          Cumulative     Annual

One  Year     $11,434             14.34%        14.34%
Five  Year    $19,485             94.85%        14.27%
Inception  1  $29,710            197.10%        14.26%


The value of a $10,000 investment in the Exeter Fund, Inc. - Small Cap Series from its current activation (4/30/92) to present (6/30/00) as compared to the Standard & Poor's (S&P) 500 Total Return and the Russell 2000 Index. 2

[graphic]
[line  chart]

Data  for  line  chart  to  follow:



            Exeter Fund, Inc.  S&P 500 Total
Date        Small Cap Series   Return Index   Russell 2000 Index
04/30/1992             10,000         10,000              10,000
12/31/1992             11,610         10,725              11,415
12/31/1993             13,317         11,799              13,574
12/31/1994             14,383         11,959              13,327
12/31/1995             16,497         16,437              17,117
12/31/1996             18,156         20,206              19,940
12/31/1997             20,388         26,944              24,399
12/31/1998             17,603         34,666              23,778
12/31/1999             19,341         41,958              28,833
06/30/2000             21,546         41,779              29,710



1 The Series and Index performance numbers are calculated from April 30, 1992, the Series' current activation date. The Series' performance is historical and may not be indicative of future results.

2 The Standard and Poor's (S&P) 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter Market. S&P 500 Total Return Index returns assume reinvestment of dividends and, unlike Series returns, do not reflect any fees or expenses. The Russell 2000 Index is an unmanaged index that consists of approximately 2000 small-capitalization stocks. Members of the Index represent only U.S. common stocks that are invested in the U.S. equity markets. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Unlike Series returns, the Index returns do not reflect any fees or expenses.

Investment  Portfolio  -  June  30,  2000  (unaudited)




                                                                 VALUE
                                                     SHARES     (NOTE 2)
                                                    ---------  -----------
COMMON STOCK - 94.26%
COMMERCIAL SERVICES - 3.97%
ADVO, Inc.*. . . . . . . . . . . . . . . . . . . .     10,900  $  457,800
Angelica Corp. . . . . . . . . . . . . . . . . . .     11,300      90,400
Bell & Howell Co.* . . . . . . . . . . . . . . . .    102,200   2,478,350
Ennis Business Forms, Inc. . . . . . . . . . . . .     13,000     104,000
Franklin Covey Co.*. . . . . . . . . . . . . . . .     18,900     131,119
Interim Services, Inc.*. . . . . . . . . . . . . .      9,200     163,300
The Standard Register Co.. . . . . . . . . . . . .      3,900      55,575
Value Line, Inc. . . . . . . . . . . . . . . . . .      6,300     242,550
Wallace Computer Services, Inc.. . . . . . . . . .      5,200      51,350
                                                                ---------
                                                                3,774,444
                                                                ---------

CONSUMER DURABLES - 6.30%
Coachmen Industries, Inc.. . . . . . . . . . . . .      7,600      87,400
Engle Homes, Inc.. . . . . . . . . . . . . . . . .     13,500     129,094
La-Z-Boy, Inc. . . . . . . . . . . . . . . . . . .     14,750     206,500
Libbey, Inc. . . . . . . . . . . . . . . . . . . .     85,350   2,741,869
M.D.C. Holdings, Inc.. . . . . . . . . . . . . . .      9,000     167,625
NVR, Inc.* . . . . . . . . . . . . . . . . . . . .      2,800     159,600
The Rowe Companies . . . . . . . . . . . . . . . .     22,000      83,875
Standard Motor Products, Inc.. . . . . . . . . . .     11,000      93,500
Waterford Wedgewood plc. (United Kingdom) (Note 6)  1,980,000   2,121,768
Winnebago Industries, Inc. . . . . . . . . . . . .     15,000     195,937
                                                                ---------
                                                                5,987,168
                                                                ---------

CONSUMER NON-DURABLES - 2.27%
American Italian Pasta Co.*. . . . . . . . . . . .      4,300      88,956
Canandaigua Brands, Inc. - Class A*. . . . . . . .      4,500     226,969
Flowers Industries, Inc. . . . . . . . . . . . . .     55,000   1,096,563
Genesee Corp.. . . . . . . . . . . . . . . . . . .      7,000     130,375
International Home Foods, Inc.*. . . . . . . . . .      7,000     146,562
Nautica Enterprises, Inc.* . . . . . . . . . . . .      8,000      85,500
OshKosh B'Gosh, Inc. - Class A . . . . . . . . . .      6,000      98,250
Ralcorp Holdings, Inc.*. . . . . . . . . . . . . .     12,000     147,000
Whitman Corp.. . . . . . . . . . . . . . . . . . .      3,400      42,075
Wolverine World Wide, Inc. . . . . . . . . . . . .     10,000      98,750
                                                                ---------
                                                                2,161,000
                                                                ---------




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2000  (unaudited)




                                                                       VALUE
                                                            SHARES     (NOTE 2)
                                                           ---------  -----------
CONSUMER SERVICES - 7.38%
ACE Cash Express, Inc.* . . . . . . . . . . . . . . . . .      7,000  $   83,125
Alliance Atlantis Communications Corp.* (Canada) (Note 6)    182,825   2,375,282
Bob Evans Farms, Inc. . . . . . . . . . . . . . . . . . .      6,300      94,106
Cedar Fair, L.P.. . . . . . . . . . . . . . . . . . . . .      7,300     140,525
CBRL Group, Inc.. . . . . . . . . . . . . . . . . . . . .      8,500     124,844
Granite Broadcasting Corp.* . . . . . . . . . . . . . . .     21,700     160,038
Hollinger International, Inc. . . . . . . . . . . . . . .     13,500     183,937
Journal Register Co.* . . . . . . . . . . . . . . . . . .      2,500      45,625
Meredith Corp.. . . . . . . . . . . . . . . . . . . . . .      4,000     135,000
Thomas Nelson, Inc. . . . . . . . . . . . . . . . . . . .     17,300     148,131
Ryan's Family Steak Houses, Inc.* . . . . . . . . . . . .     10,500      88,594
Sinclair Broadcast Group, Inc.* . . . . . . . . . . . . .    299,000   3,289,000
VICORP Restaurants, Inc.* . . . . . . . . . . . . . . . .      8,000     146,000
                                                                       ---------
                                                                       7,014,207
                                                                       ---------

ELECTRONIC TECHNOLOGY - 8.25%
Alliant Techsystems, Inc.*. . . . . . . . . . . . . . . .     17,275   1,164,983
Cirrus Logic, Inc.* . . . . . . . . . . . . . . . . . . .     15,300     244,800
GenCorp, Inc. . . . . . . . . . . . . . . . . . . . . . .      9,500      76,000
GenRad, Inc.. . . . . . . . . . . . . . . . . . . . . . .     30,000     270,000
Integrated Measurement Systems, Inc.. . . . . . . . . . .     13,100     206,325
Inter-Tel, Inc. . . . . . . . . . . . . . . . . . . . . .     11,900     191,144
Lam Research Corp.* . . . . . . . . . . . . . . . . . . .      8,400     315,000
Level 8 Systems, Inc.*. . . . . . . . . . . . . . . . . .      7,170     151,018
Moog, Inc. Class A* . . . . . . . . . . . . . . . . . . .     53,700   1,416,337
Newport News Shipbuilding, Inc. . . . . . . . . . . . . .     33,275   1,222,856
PSC, Inc. . . . . . . . . . . . . . . . . . . . . . . . .    234,500   1,905,313
SIPEX Corp.*. . . . . . . . . . . . . . . . . . . . . . .      1,300      35,994
Tekelec*. . . . . . . . . . . . . . . . . . . . . . . . .      5,150     248,166
United Industrial Corp. . . . . . . . . . . . . . . . . .     20,500     187,062
Veramark Technologies, Inc.*. . . . . . . . . . . . . . .     55,500     211,594
                                                                       ---------
                                                                       7,846,592
                                                                       ---------

ENERGY MINERALS - 7.75%
Callon Petroleum Co.* . . . . . . . . . . . . . . . . . .      6,600      98,175
Comstock Resources, Inc*. . . . . . . . . . . . . . . . .     25,000     200,000
EEX Corp. . . . . . . . . . . . . . . . . . . . . . . . .     13,500      78,469
Gulf Canada Resources, Ltd.* (Note 6) . . . . . . . . . .  1,349,175   6,492,905
Nuevo Energy Co.* . . . . . . . . . . . . . . . . . . . .      6,000     113,250
Ocean Energy, Inc.* . . . . . . . . . . . . . . . . . . .     12,500     177,344
Remington Oil & Gas Corp.*. . . . . . . . . . . . . . . .     28,000     210,000
                                                                       ---------
                                                                       7,370,143
                                                                       ---------




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2000  (unaudited)




                                                              VALUE
                                                  SHARES     (NOTE 2)
                                                ----------  -----------
FINANCE - 2.61%
Brookline Bankcorp, Inc. . . . . . . . . . . .      15,700  $  179,569
Catskill Financial Corp. . . . . . . . . . . .      11,600     253,750
First Financial Bankshares, Inc. . . . . . . .       6,000     165,000
First Merchants Corp.. . . . . . . . . . . . .       8,200     173,738
First Niagara Financial Group, Inc.. . . . . .      17,500     164,062
First Sentinel Bancorp, Inc. . . . . . . . . .      22,200     182,456
German American Bancorp. . . . . . . . . . . .      10,815     156,817
Integra Bank Corp. . . . . . . . . . . . . . .       7,140     121,380
Liberty Financial Companies, Inc.. . . . . . .       9,400     206,213
Northern States Financial Corp.. . . . . . . .       2,000      38,000
Old Second Bancorp, Inc. . . . . . . . . . . .       7,300     154,669
Roslyn Bancorp, Inc. . . . . . . . . . . . . .      10,300     171,077
South Alabama Bancorporation, Inc. . . . . . .       3,500      35,437
United Asset Management Corp.. . . . . . . . .      10,800     252,450
United Security Bancorporation*. . . . . . . .      15,400     148,225
VRB Bancorp. . . . . . . . . . . . . . . . . .      16,000      78,000
                                                             ----------
                                                             2,480,843
                                                             ----------

HEALTH SERVICES - 1.07%
American Retirement Corp.* . . . . . . . . . .      32,560     181,115
LifePoint Hospitals, Inc.* . . . . . . . . . .      15,100     335,975
Manor Care, Inc.*. . . . . . . . . . . . . . .      18,000     126,000
Quorum Health Group, Inc.* . . . . . . . . . .      13,975     144,117
Triad Hospitals, Inc.* . . . . . . . . . . . .       9,475     229,177
                                                             ----------
                                                             1,016,384
                                                             ----------

HEALTH TECHNOLOGY - 12.14%
Acuson Corp.*. . . . . . . . . . . . . . . . .     145,000   1,957,500
Alkermes, Inc.*. . . . . . . . . . . . . . . .       6,600     311,025
Alpharma, Inc. - Class A . . . . . . . . . . .       8,000     498,000
Connetics Corp.* . . . . . . . . . . . . . . .      97,700   1,434,969
Cypress Bioscience, Inc.*. . . . . . . . . . .     875,050   1,750,100
Dura Pharmaceuticals, Inc.*. . . . . . . . . .      20,200     290,375
Human Genome Sciences, Inc.* . . . . . . . . .       2,670     356,111
Orion-Yhthma Oyj - B Shares (Finland) (Note 6)     102,670   2,352,200
PathoGenesis Corp.*. . . . . . . . . . . . . .      99,650   2,590,900
                                                             ----------
                                                            11,541,180
                                                             ----------

INDUSTRIAL SERVICES - 9.80%
Foster Wheeler Corp. . . . . . . . . . . . . .       6,500      56,063
Morrison Knudsen Corp.*. . . . . . . . . . . .       9,200      66,700
Offshore Logistics, Inc. . . . . . . . . . . .       4,000      57,500
Paradigm Geophysical, Ltd.* (Note 6) . . . . .     312,350   1,874,100



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2000  (unaudited)




                                                           VALUE
                                                SHARES     (NOTE 2)
                                              ----------  -----------
INDUSTRIAL SERVICES (continued)
Pride International, Inc.* . . . . . . . . .      19,300  $  477,675
Stolt Comex Seaway SA - ADR* (Note 6). . . .     152,000   2,147,000
TETRA Technologies, Inc.*. . . . . . . . . .       4,500      63,844
Thermo Ecotek Corp.* . . . . . . . . . . . .       6,000      56,250
Trico Marine Services, Inc.* . . . . . . . .     342,000   4,360,500
Veritas DGC, Inc.* . . . . . . . . . . . . .       6,000     156,000
                                                           ----------
                                                           9,315,632
                                                           ----------

NON-ENERGY MINERALS - 3.52%
AK Steel Holding Corp. . . . . . . . . . . .       8,000      64,000
Kaiser Aluminum Corp.* . . . . . . . . . . .      25,000     100,000
Quanex Corp. . . . . . . . . . . . . . . . .       5,000      74,375
Texas Industries, Inc. . . . . . . . . . . .     102,700   2,965,462
Worthington Industries, Inc. . . . . . . . .      14,000     147,000
                                                           ----------
                                                           3,350,837
                                                           ----------

PROCESS INDUSTRIES - 12.11%
Albany International Corp. - Class A . . . .     162,877   2,361,716
American National Can Group, Inc.. . . . . .     150,000   2,531,250
Applied Extrusion Technologies, Inc.*. . . .     261,800   1,374,450
Quaker Chemical Corp.. . . . . . . . . . . .      15,500     217,188
RPM, Inc.. . . . . . . . . . . . . . . . . .      37,000     374,625
Smurfit - Stone Container Corp.* . . . . . .     202,600   2,608,475
Sylvan, Inc.*. . . . . . . . . . . . . . . .     165,000   1,526,250
The Carbide/Graphite Group, Inc.*. . . . . .     130,000     520,000
                                                           ----------
                                                          11,513,954
                                                           ----------

PRODUCER MANUFACTURING - 5.93%
Amcast Industrial Corp.. . . . . . . . . . .      14,000     122,500
Ampco-Pittsburgh Corp. . . . . . . . . . . .       5,800      64,525
Arvin Industries, Inc. . . . . . . . . . . .       4,600      79,925
Diebold, Inc.. . . . . . . . . . . . . . . .       9,700     270,387
Gibraltar Steel Corp.. . . . . . . . . . . .       7,500     105,000
The Gorman-Rupp Co.. . . . . . . . . . . . .      15,000     236,250
Intermet Corp. . . . . . . . . . . . . . . .     149,325   1,026,609
Kimball International, Inc. - Class A. . . .      11,000     162,250
Norddeutsche Affinerie AG (Germany) (Note 6)     153,000   1,660,239
Steel Technologies, Inc. . . . . . . . . . .      25,000     178,125
Wabash National Corp.. . . . . . . . . . . .      14,000     167,125
Wabtec Corp. . . . . . . . . . . . . . . . .     124,190   1,288,471
Woodward Governor Co.. . . . . . . . . . . .       9,700     274,631
                                                           ----------
                                                           5,636,037
                                                           ----------





The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2000  (unaudited)




                                                         VALUE
                                              SHARES     (NOTE 2)
                                             ---------  -----------
RETAIL TRADE - 5.40%
Borders Group, Inc.*. . . . . . . . . . . .      7,500  $  116,719
The Dress Barn, Inc.* . . . . . . . . . . .     15,000     331,875
Duane Reade, Inc.*. . . . . . . . . . . . .      7,700     198,275
Goody's Family Clothing, Inc.*. . . . . . .     21,300     117,150
Great Atlantic & Pacific Tea Company, Inc..     91,250   1,517,031
Hancock Fabrics, Inc. . . . . . . . . . . .    359,500   1,527,875
The Neiman Marcus Group, Inc. . . . . . . .      7,900     238,481
OfficeMax, Inc.*. . . . . . . . . . . . . .     20,500     102,500
Payless ShoeSource, Inc.* . . . . . . . . .      4,300     220,375
Pier 1 Imports, Inc.. . . . . . . . . . . .     23,000     224,250
Syms Corp.. . . . . . . . . . . . . . . . .    136,000     535,500
                                                         ---------
                                                         5,130,031
                                                         ---------

TECHNOLOGY SERVICES - 1.83%
AutoDesk, Inc.. . . . . . . . . . . . . . .      3,700     128,344
Avnet, Inc. . . . . . . . . . . . . . . . .      2,000     118,500
GoAmerica, Inc.*. . . . . . . . . . . . . .     14,100     217,669
META Group, Inc.* . . . . . . . . . . . . .      6,350     122,238
Netpliance, Inc.* . . . . . . . . . . . . .     19,500     177,937
Peregrine Systems, Inc.*. . . . . . . . . .      4,162     144,387
PSINET, Inc.* . . . . . . . . . . . . . . .      9,720     244,215
Remedy Corp.* . . . . . . . . . . . . . . .      3,150     175,613
Reynolds & Reynolds - Class A . . . . . . .      6,950     126,837
Structural Dynamics Research Corp.* . . . .      5,000      75,312
Symantec Corp.* . . . . . . . . . . . . . .      1,200      64,725
Teknowledge Corp.*. . . . . . . . . . . . .     15,800      93,813
Transaction Systems Architects, Inc.* . . .      2,800      47,950
                                                         ---------
                                                         1,737,540
                                                         ---------

TRANSPORTATION - 0.83%
Arkansas Best Corp.*. . . . . . . . . . . .     13,600     135,150
Consolidated Freightways Corp.* . . . . . .     25,200     102,375
Genesee & Wyoming, Inc.*. . . . . . . . . .      5,000      83,750
Roadway Express, Inc. . . . . . . . . . . .     12,000     281,250
Yellow Corp.* . . . . . . . . . . . . . . .     13,100     193,225
                                                         ---------
                                                           795,750
                                                         ---------





The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2000  (unaudited)





                                                                  VALUE
                                                     SHARES      (NOTE 2)
                                                  ------------  -----------
UTILITIES - 3.10%
Cascade Natural Gas Corp.. . . . . . . . . . . .        7,000   $  116,812
CH Energy Group, Inc.. . . . . . . . . . . . . .       55,850    1,895,409
El Paso Electric Co. . . . . . . . . . . . . . .       19,200      214,800
Hawaiian Electrical Industries, Inc. . . . . . .        5,300      173,906
Laclede Gas Co.. . . . . . . . . . . . . . . . .        5,000       96,250
NUI Corp.. . . . . . . . . . . . . . . . . . . .        5,000      135,000
ONEOK, Inc.. . . . . . . . . . . . . . . . . . .        4,000      103,750
The United Illuminating Co.. . . . . . . . . . .        4,800      210,000
                                                                ------------
                                                                 2,945,927
                                                                ------------

TOTAL COMMON STOCK
    (Identified Cost $93,110,464). . . . . . . .                89,617,669
                                                                ------------

SHORT-TERM INVESTMENTS - 5.78%
Dreyfus Treasury Cash Management Fund. . . . . .    1,507,620    1,507,620
Fannie Mae Discount Note, 7/20/2000. . . . . . .  $ 2,000,000    1,993,824
Federal Home Loan Bank Discount Note, 7/11/2000.    2,000,000    1,997,094
                                                                -----------

TOTAL SHORT-TERM INVESTMENTS
       (Identified Cost $5,497,364). . . . . . .                 5,498,538
                                                                ------------

TOTAL INVESTMENTS - 100.04%
   (Identified Cost $98,607,828) . . . . . . . .                95,116,207

LIABILITIES, LESS OTHER ASSETS - (0.04%) . . . .                   (40,878)
                                                                ------------

NET ASSETS - 100%. . . . . . . . . . . . . . . .               $95,075,329
                                                               ============





*  Non-income  producing  security
ADR  -  American  Depository  Receipt



FEDERAL TAX INFORMATION:

At June 30, 2000, the net unrealized depreciation based on identified cost for federal income tax purposes of $98,607,828 was as follows:
Unrealized appreciation. . . . . . . . . . . . . . . . . . . . . . . . . .  $ 13,512,331

Unrealized depreciation. . . . . . . . . . . . . . . . . . . . . . . . . .   (17,003,952)
                                                                            -------------

UNREALIZED DEPRECIATION - NET. . . . . . . . . . . . . . . . . . . . . . .   ($3,491,621)
                                                                            =============





The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Assets  and  Liabilities  (unaudited)



JUNE 30, 2000

ASSETS:
Investments, at value (identified cost $98,607,828) (Note 2) .  $95,116,207
Foreign currency, at value (cost $400,588) . . . . . . . . . .      401,298
Receivable for fund shares sold. . . . . . . . . . . . . . . .      162,010
Dividends receivable . . . . . . . . . . . . . . . . . . . . .       44,449
Tax reclaims receivable. . . . . . . . . . . . . . . . . . . .       17,102
                                                                ------------

TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . . . . . .   95,741,066
                                                                ------------

LIABILITIES:

Accrued management fee (Note 3). . . . . . . . . . . . . . . .       75,729
Accrued directors' fees (Note 3) . . . . . . . . . . . . . . .        3,386
Accrued fund accounting fees (Note 3). . . . . . . . . . . . .        2,831
Payable for securities purchased . . . . . . . . . . . . . . .      495,480
Payable for fund shares repurchased. . . . . . . . . . . . . .       66,881
Audit fee payable. . . . . . . . . . . . . . . . . . . . . . .        9,982
Other payables and accrued expenses. . . . . . . . . . . . . .       11,448
                                                                ------------

TOTAL LIABILITIES. . . . . . . . . . . . . . . . . . . . . . .      665,737
                                                                ------------

NET ASSETS FOR 8,107,733 SHARES
   OUTSTANDING . . . . . . . . . . . . . . . . . . . . . . . .  $95,075,329
                                                                ============

NET ASSETS CONSIST OF:

Capital stock. . . . . . . . . . . . . . . . . . . . . . . . .  $    81,077
Additional paid-in-capital . . . . . . . . . . . . . . . . . .   95,517,795
Undistributed net investment income. . . . . . . . . . . . . .      755,882
Accumulated net realized gain on investments . . . . . . . . .    2,211,460
Net unrealized depreciation on investments, foreign currency,
     and other assets and liabilities. . . . . . . . . . . . .   (3,490,885)
                                                                ------------

TOTAL NET ASSETS . . . . . . . . . . . . . . . . . . . . . . .  $95,075,329
                                                                ============

NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE - CLASS A
   ($95,075,329/8,107,733 shares). . . . . . . . . . . . . . .  $     11.73
                                                                ============




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Operations  (unaudited)



FOR THE SIX MONTHS ENDED JUNE 30, 2000

INVESTMENT INCOME:
Dividends (net of foreign tax withheld, $34,041). . .  $  540,641
Interest. . . . . . . . . . . . . . . . . . . . . . .     178,922
                                                       -----------

Total Investment Income . . . . . . . . . . . . . . .     719,563
                                                       -----------


EXPENSES:

Management fee  (Note 3). . . . . . . . . . . . . . .     456,359
Directors' fees (Note 3). . . . . . . . . . . . . . .       3,332
Fund accounting fee (Note 3). . . . . . . . . . . . .      11,672
Custodian fee . . . . . . . . . . . . . . . . . . . .      14,918
Audit fee . . . . . . . . . . . . . . . . . . . . . .      11,810
Miscellaneous . . . . . . . . . . . . . . . . . . . .      16,047
                                                       -----------

Total Expenses. . . . . . . . . . . . . . . . . . . .     514,138
                                                       -----------

NET INVESTMENT INCOME . . . . . . . . . . . . . . . .     205,425
                                                       -----------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:

Net realized gain (loss) on -
   Investments. . . . . . . . . . . . . . . . . . . .   2,554,823
   Foreign currency and other assets and liabilities.      (2,762)
                                                       -----------
                                                        2,552,061
                                                       -----------

Net change in unrealized depreciation on-
   Investments. . . . . . . . . . . . . . . . . . . .   7,088,931
   Foreign currency other assets and liabilities. . .       8,756
                                                       -----------
                                                        7,097,687
                                                       -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS . . . . . . . . . . . . . . . . . .   9,649,748
                                                       -----------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS. . . . . . . . . . . . . . . . . .  $9,855,173
                                                       ===========



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statements  of  Changes  in  Net  Assets



                                                         FOR THE SIX MONTHS
                                                           ENDED 6/30/00        FOR THE YEAR
                                                            (UNAUDITED)        ENDED 12/31/99
                                                        --------------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income. . . . . . . . . . . . . . . . .  $           205,425   $       553,125
Net realized gain on investments . . . . . . . . . . .            2,552,061         1,138,637
Net change in unrealized appreciation (depreciation)
    on investments . . . . . . . . . . . . . . . . . .            7,097,687         6,812,382
                                                        --------------------  ----------------

Net increase from operations . . . . . . . . . . . . .            9,855,173         8,504,144
                                                        --------------------  ----------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income . . . . . . . . . . . . . .                   --          (526,183)
                                                        --------------------  ----------------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net decrease from capital share transactions (Note 5).           (6,080,951)      (16,343,026)
                                                        --------------------  ----------------

Net increase (decrease) in net assets. . . . . . . . .            3,774,222        (8,365,065)

NET ASSETS:

Beginning of period. . . . . . . . . . . . . . . . . .           91,301,107        99,666,172
                                                        --------------------  ----------------

END OF PERIOD (including undistributed net investment
   income of $755,882 and $550,165, respectively). . .  $        95,075,329   $    91,301,107
                                                        ====================  ================



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Financial  Highlights




                                                 FOR THE
                                                SIX MONTHS
                                                  ENDED
                                                 6/30/00      FOR  THE YEAR ENDED
                                                (UNAUDITED)    12/31/99             12/31/98     12/31/97  12/31/96    12/31/95
                                           -----------  ------------           ----------  ----------  --------------  ----------
PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING  OF YEAR. . . . .  $     10.53   $               9.64   $   12.05   $   12.09   $   11.95   $  12.92

Income from investment operations:
   Net investment income (loss) . . . . . . .         0.03                   0.07        0.05       (0.02)       0.05      (0.00)
   Net realized and unrealized gain (loss)
    On investments. . . . . . . . . . . . . .         1.17                   0.88       (1.77)       1.50        1.11       1.93
                                               ------------  ---------------------  ----------  ----------  ----------  ---------

Total from investment operations. . . . . . .         1.20                   0.95       (1.72)       1.49        1.16       1.93
                                               ------------  ---------------------  ----------  ----------  ----------  ---------

Less distributions to shareholders:
   From net investment income . . . . . . . .           --                  (0.06)         --       (0.01)      (0.04)        --
   From net realized gain on investments. . .           --                     --       (0.69)      (1.52)      (0.89)     (2.90)
   In excess of net realized gain
         on investments . . . . . . . . . . .           --                     --          --       (0.09)         --
                                               ------------  ---------------------  ----------  ----------  ----------

Total distributions to shareholders . . . . .           --                  (0.06)      (0.69)      (1.53)      (1.02)     (2.90)
                                               ------------  ---------------------  ----------  ----------  ----------  ---------

NET ASSET VALUE - END OF YEAR . . . . . . . .  $     11.73   $              10.53   $    9.64   $   12.05   $   12.09   $  11.95
                                               ============  =====================  ==========  ==========  ==========  =========


Total return1 . . . . . . . . . . . . . . . .        11.40%                  9.87%    (13.59)%      12.29%      10.06%     14.70%

Ratios of expenses (to average net assets) /
    Supplemental Data:
    Expenses. . . . . . . . . . . . . . . . .       1.13%2                   1.09%       1.09%       1.07%       1.08%      1.07%
    Net investment income (loss). . . . . . .       0.45%2                   0.61%       0.44%     (0.12)%       0.29%    (0.03)%
    Portfolio turnover. . . . . . . . . . . .           33%                    92%         81%         94%         31%        77%

NET ASSETS - END OF YEAR
   (000'S OMITTED). . . . . . . . . . . . . .  $    95,075   $             91,301   $  99,666   $ 121,600   $ 100,688   $143,003
                                               ============  =====================  ==========  ==========  ==========  =========





1Represents aggregate total return for the period indicated, and assumes reinvestment of distributions.
2  Annualized.

The  accompanying  notes  are  an  integral  part  of  the financial statements.

Notes  to  Financial  Statements  (unaudited)

1.     ORGANIZATION

Small Cap Series (the "Series") is a no-load diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series is authorized to issue five classes of shares (Class A, B, C, D, E). Currently, only Class A shares have been issued. Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

Share of the Series are offered to investors, employees and clients of Manning & Napier Advisors, Inc. (the "Advisor") dba Exeter Asset Management, and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of June 30, 2000, 1.4 billion shares have been designated in total among 28 series, of which
37.5  million  have  been  designated  as Small Cap Series Class A Common Stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES

SECURITY  VALUATION
Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund's pricing service.

Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices provided by the Fund's pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund.

FEDERAL  INCOME  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent the Series distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Notes  to  Financial  Statements  (unaudited)

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions  to  shareholders  of  net  investment  income  are made annually.
Distributions of net realized gains are made at least annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, foreign denominated investments or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Series may periodically make reclassifications among its capital accounts without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

FOREIGN  CURRENCY  TRANSLATION
The accounting records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: a) investment securities, other assets and liabilities are converted to U.S. dollars based upon current exchange rates; and b) purchases and sales of securities and income and expenses are converted into U.S. dollars based upon the currency exchange rates prevailing on the respective dates of such transactions.

Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. The portion of both realized and unrealized gains and losses on investment that result from fluctuations in foreign currency exchange rates is not separately stated.

OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.     TRANSACTIONS  WITH  AFFILIATES

The Fund has an investment advisory agreement with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1% of the Series' average daily net assets.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

Notes  to  Financial  Statements  (unaudited)

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. These services are provided at no additional cost to the Series.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Effective April 2000 the Advisor became the Fund's accounting services agent. For these services, the Fund will pay the Advisor a fee of 0.04% of each Series' daily net assets calculated daily and payable monthly, with a minimum annual fee of $48,000 per Series. In addition, the Fund will pay the Advisor an additional annual fee of $10,000 for each additional class of a Series. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. under which BISYS will serve as sub-accounting services agent.


4.     PURCHASES  AND  SALES  OF  SECURITIES

For the six months ended June 30, 2000, purchases and sales of securities, other than United States Government securities and short-term securities, were $28,351,125 and $33,160,318, respectively.


5.     CAPITAL  STOCK  TRANSACTIONS
     Transactions  in  shares  of  Small  Cap  Series  Class  A  Shares  were:






             FOR THE SIX MONTHS                         FOR THE YEAR
                ENDED 6/30/00                          ENDED 12/31/99
             -------------------                      ----------------
                   Shares              Amount         Shares        Amount
             -------------------  ----------------  -----------  -------------
Sold. . . .             483,071   $     5,308,999      917,383   $  8,959,250
Reinvested.                  --                --       51,612        527,276
Repurchased          (1,041,922)      (11,389,950)  (2,639,726)   (25,823,552)
             -------------------  ----------------  -----------  -------------
Total . . .            (558,851)  $    (6,080,951)  (1,670,731)  $(16,343,026)
             ===================  ================  ===========  =============



A significant portion of the Series shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.     FOREIGN  SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable domestic companies and the United States Government.

Exeter  Fund,  Inc.
Semi-Annual  Report
June  30,  2000
International  Series

Management  Discussion  and  Analysis  (unaudited)


DEAR  SHAREHOLDERS:

As has been the case since its inception almost eight years ago, the majority of the International Series is invested in Western Europe. At this time, a small portion of the portfolio is also invested in three Eastern European countries:
Poland,  Hungary,  and  the  Czech  Republic.

We initially invested in Western Europe because we expected the economies there to strengthen as they became unified and because we expected the business environment to become more efficient. These expectations are being met, and today the economic picture in Western Europe is quite favorable. Higher growth rates are being achieved, unemployment is down, investor confidence is up, and investment expenditures are up. Monetary policies have been tightening recently in the face of much stronger growth, and this supports the economic changes taking place.

Several specific factors are also supporting the Advisor's positive view of Europe currently:

     Tax  cuts  underway  in  France and Germany are expected to bolster growth.

     Germany is undertaking pension reform, and other European nations are expected to follow suit. The pension reform is spurring the creation of fully-funded private pension plans, which should create demand for stocks.

     Governments are reducing capital gain tax rates, which will allow stocks to be traded more freely. Previously, high capital gains rates kept investors, particularly banks that held equity in connection with corporate financing, from selling stocks, thereby tying up capital. The benefits of improved liquidity should more than offset any increase in supply resulting from lower capital gains tax rates.

     There has been a sharp acceleration of business expenditures on technology, which should help boost productivity.

In the Series' Annual Report, we wrote that we had recently added investments in Hungary and the Czech Republic late in 1999. In January, we added to the Series' holdings in Eastern Europe by purchasing shares of companies in Poland. These stocks offer another way to benefit from accelerating growth in Europe. Many European countries are building production facilities in Eastern Europe to take advantage of lower costs there. In addition, Western European companies have been investing into Eastern European companies. For example, they have bought into the privatization of telephone companies. We also expect the markets in these countries to have strong returns as the countries approach membership in the European Union. All three countries were approved for the fast track toward membership earlier this year, and it appears it will occur by 2005.

Recently, the performance of the Series has been negatively affected by the valuation of the euro relative to the dollar. Although the Series still outperformed its benchmarks for the first half of the year, this currency fluctuation did offset returns. We believe that the euro has reached bottom, and it has started to rebound. Going forward, we expect the euro to strengthen, and therefore we have not hedged the euro.

Management  Discussion  and  Analysis  (unaudited)

We manage this Series with a top-down approach; therefore, an important part of our analysis consists of monitoring the regions in which we are currently invested and other regions that may present investment opportunities. As we said in our last shareholder report, we have not invested in Japan because we believe that the Japanese economy has serious economic problems that made an investment there too risky. So far this year the Series has benefited from its avoidance of Japan, as it has been one of the worst-performing countries. It may be that the problems in Japan may eventually create an attractive investment opportunity, and we are monitoring the situation closely.

We appreciate your business, and we hope that you and your families continue to prosper as we move through the year.

Sincerely,

EXETER  ASSET  MANAGEMENT

[graphic]
[pie  chart]

Portfolio  Allocation  by  Country*  -  As  of  6/30/00
France  -  36%
Germany  -  27%
Czech  Republic  -  2%
Italy  -  19%
Hungary  -  4%
Spain  -  9%
Poland  -  3%

*As  a  percentage  of  common  stocks.

Performance  Update  as  of  June  30,  2000  (unaudited)

Exeter  Fund,  Inc.
International  Series

                                Total  Return
Through     Growth  of  $10,000                Average
06/30/00     Investment         Cumulative     Annual

One  Year     $11,993             19.93%        19.93%
Five  Year    $25,163            151.63%        20.24%
Inception  1  $29,423            194.23%        14.74%


S&P  500  Total  Return  Index
                                 Total  Return
Through     Growth  of  $10,000                 Average
06/30/00     Investment          Cumulative     Annual

One  Year     $10,724              7.24%          7.24%
Five  Year    $29,074            190.74%         23.78%
Inception  1  $41,457            314.57%         19.86%

Morgan  Stanley
All  Country  World  ex  U.S. Index

                                 Total  Return
Through     Growth  of  $10,000                 Average
06/30/00     Investment          Cumulative     Annual

One  Year     $11,834             18.34%          18.34%
Five  Year    $16,905             69.05%          11.06%
Inception  1  $23,689            136.89%          11.61%


The value of a $10,000 investment in the Exeter Fund, Inc. - International Series from its inception (8/27/92) to present (6/30/00) as compared to the Standard & Poor's (S&P) 500 Total Return Index and the Morgan Stanley Capital International All Country World ex U.S. Index. 2

[graphic]
[line  chart]

Data  for  line  chart  to  follow:



             Exeter Fund, Inc.    S&P 500 Total  Morgan Stanley All Country
Date        International Series  Return Index       World ex US Index
08/27/1992                10,000         10,000                      10,000
12/31/1992                10,598         10,643                       9,510
12/31/1993                13,359         11,709                      12,892
12/31/1994                11,425         11,868                      13,808
12/31/1995                11,898         16,312                      14,985
12/31/1996                14,557         20,052                      15,981
12/31/1997                18,589         26,959                      16,254
12/31/1998                22,983         34,398                      18,544
12/31/1999                29,289         41,634                      24,441
06/30/2000                29,423         41,457                      23,689




1 Performance numbers for the Series and Indices are calculated from August 27, 1992, the Series' inception date. The Series' performance is historical and may not be indicative of future results.

2 The Standard & Poor (S&P) 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter market. The Morgan Stanley Capital International All Country World ex U.S. Index is a market capitalization weighted measure of the total return of 2,018 companies listed on the stock exchanges of 47 countries. The Index is denominated in U.S. Dollars. The Indices' returns assume reinvestment of dividends and, unlike Series returns, do not reflect any fees or expenses.

Investment  Portfolio  -  June  30,  2000  (unaudited)



                                                      VALUE
                                          SHARES     (NOTE 2)
                                         ---------  -----------

COMMON STOCK - 95.76%

CZECH REPUBLIC-2.19%
BANKING-0.21%
Ceska Sporitelna a.s.*. . . . . . . . .     48,660  $  263,308
                                                    -----------

BROADCAST SERVICES-0.65%
Ceske Radiokomunikac a.s.*. . . . . . .     18,300     810,514
                                                    -----------

TELECOMMUNICATIONS-0.85%
Cesky Telecom a.s.* . . . . . . . . . .     62,790   1,056,474
                                                    -----------

UTILITIES-GAS AND ELECTRIC-0.48%
Ceske Energeticke Zvody a.s. (CEZ). . .    227,220     600,702
                                                    -----------

TOTAL CZECH SECURITIES
   (Identified Cost $2,276,234) . . . .              2,730,998
                                                     ---------

FRANCE - 34.36%

AEROSPACE & MILITARY TECHNOLOGY - 0.45%
Thomson CSF . . . . . . . . . . . . . .     14,389     569,105
                                                    -----------

AUTOMOBILES - 0.67%
PSA Peugeot Citroen . . . . . . . . . .      4,145     835,199
                                                    -----------

BANKING - 3.08%
BNP Paribas . . . . . . . . . . . . . .     23,347   2,255,924
Societe Generale. . . . . . . . . . . .     26,312   1,589,012
                                                    -----------
                                                     3,844,936
                                                    -----------

BEVERAGE & TOBACCO - 2.14%
LVMH (Louis Vuitton Moet Hennessy). . .      6,464   2,676,193
                                                    -----------

BUILDING MATERIALS & COMPONENTS - 0.46%
Lafarge SA. . . . . . . . . . . . . . .      7,327     571,720
                                                    -----------

BUSINESS & PUBLIC SERVICES - 2.03%
Vivendi SA. . . . . . . . . . . . . . .     28,650   2,539,010
                                                    -----------

CHEMICALS - 2.53%
Air Liquide SA. . . . . . . . . . . . .     10,005   1,310,176
Aventis SA. . . . . . . . . . . . . . .     25,300   1,854,090
                                                    -----------
                                                     3,164,266
                                                    -----------

ELECTRICAL & ELECTRONICS-4.22%
Alcatel . . . . . . . . . . . . . . . .     80,100   5,274,995
                                                    -----------

ENERGY SOURCES-3.92%
Total Fina Elf SA . . . . . . . . . . .     43,855   4,901,291
                                                    -----------

FOOD & HOUSEHOLD PRODUCTS - 1.22%
Groupe Danone . . . . . . . . . . . . .     11,412   1,520,580
                                                    -----------




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2000  (unaudited)



                                                   VALUE
                                       SHARES     (NOTE 2)
                                     ----------  -----------
FRANCE (continued)
HEALTH & PERSONAL CARE - 4.61%
Sanofi-Synthelabo SA. . . . . . . .      46,668  $2,232,300
L'Oreal SA. . . . . . . . . . . . .       4,063   3,532,539
                                                  ----------
                                                  5,764,839
                                                  ----------

INDUSTRIAL COMPONENTS-0.22%
Michelin-B. . . . . . . . . . . . .       8,413     271,052
                                                 -----------

LEISURE & TOURISM - 0.44%
Accor SA. . . . . . . . . . . . . .      13,295     547,119
                                                 -----------

MACHINERY & ENGINEERING - 0.38%
Schnieder Electric SA . . . . . . .       6,795     475,494
                                                 -----------

MERCHANDISING - 3.28%
Carrefour SA. . . . . . . . . . . .      51,776   3,553,648
Casino Guichard-Perrachon SA. . . .       5,825     541,627
                                                  ----------
                                                  4,095,275
                                                  ----------

MULTI-INDUSTRY - 4.71%
AXA . . . . . . . . . . . . . . . .      27,573   4,361,148
Suez Lyonnaise des Eaux SA. . . . .       8,668   1,524,712
                                                  ----------
                                                  5,885,860
                                                  ----------

TOTAL FRENCH SECURITIES
   (Identified Cost $16,199,026). .               42,936,934
                                                  ----------


GERMANY - 26.12%

AIRLINES - 0.45%
Deutsche Lufthansa AG . . . . . . .      23,700     556,605
                                                 -----------

BANKING - 4.26%
Bayerische Hypo-und Vereinsbank AG.      49,730   3,246,373
Dresdner Bank AG. . . . . . . . . .      50,000   2,080,140
                                                  ----------
                                                  5,326,513
                                                  ----------

BUSINESS & PUBLIC SERVICES - 2.47%
SAP AG. . . . . . . . . . . . . . .      20,550   3,082,897
                                                 -----------

CHEMICALS - 2.62%
Bayer AG. . . . . . . . . . . . . .      83,750   3,275,502
                                                 -----------

ELECTRICAL & ELECTRONICS - 4.49%
Siemens AG. . . . . . . . . . . . .      37,150   5,608,829
                                                 -----------

INSURANCE - 4.70%
Allianz AG. . . . . . . . . . . . .      16,120   5,871,938
                                                 -----------

MACHINERY & ENGINEERING - 0.36%
MAN AG. . . . . . . . . . . . . . .      14,520     446,095
                                                 -----------




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2000  (unaudited)




                                                         VALUE
                                             SHARES     (NOTE 2)
                                           ----------  -----------
GERMANY (continued)
MATERIALS & COMMODITIES - 0.40%
Degussa-Huels AG. . . . . . . . . . . . .      17,900  $  505,325
                                                       -----------

TELECOMMUNICATIONS - 3.20%
Deutsche Telekom AG . . . . . . . . . . .      70,000   3,999,237
                                                       -----------

UTILITIES - GAS & ELECTRIC - 3.17%
RWE AG. . . . . . . . . . . . . . . . . .      37,905   1,279,004
E.On AG . . . . . . . . . . . . . . . . .      44,537   2,687,141
                                                       -----------
                                                        3,966,145
                                                       -----------

TOTAL GERMAN SECURITIES
   (Identified Cost $15,591,106). . . . .              32,639,086
                                                       -----------

HUNGARY -  3.45%

BANKING - 0.56%
OTP Bank Rt.. . . . . . . . . . . . . . .      13,300     696,191
                                                       -----------

CHEMICALS - 0.18%
BorsodChem Rt.. . . . . . . . . . . . . .       7,110     220,553
                                                       -----------

ENERGY SOURCES - 0.58%
MOL Magyar Olaj-es Gazipari Rt. . . . . .      52,300     723,936
                                                       -----------

FOOD & HOUSEHOLD PRODUCTS - 0.16%
Pick Szeged Rt. . . . . . . . . . . . . .       5,529     204,935
                                                       -----------

HEALTH & PERSONAL CARE - 0.75%
EGIS Rt.. . . . . . . . . . . . . . . . .       6,857     288,156
Gedeon Richter Rt.. . . . . . . . . . . .      11,900     644,403
                                                       -----------
                                                          932,559
                                                       -----------

TELECOMMUNICATIONS - 1.22%
Magyar Tavkozlesi Rt. . . . . . . . . . .     218,900   1,529,127
                                                       -----------

TOTAL HUNGARIAN SECURITIES
   (Identified Cost $4,597,592) . . . . .               4,307,301
                                                       -----------

ITALY - 17.67%

BUILDING MATERIAL & COMPONENTS - 0.33%
Italcementi S.p.A.. . . . . . . . . . . .      43,264     408,503
                                                       -----------

ENERGY SOURCES - 3.48%
Edison S.p.A. . . . . . . . . . . . . . .      50,000     475,460
ENI S.p.A.. . . . . . . . . . . . . . . .     668,440   3,876,597
                                                       -----------
                                                        4,352,057
                                                       -----------

FINANCIAL SERVICES - 4.05%
Banca Intesa S.p.A. warrants, 11/15/2002.      73,260      96,210
Banca Intesa S.p.A. . . . . . . . . . . .     580,021   2,607,651
Uncredito Italiano S.p.A. . . . . . . . .     489,000   2,348,440
                                                       -----------
                                                        5,052,301
                                                       -----------




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2000  (unaudited)




                                                                       VALUE
                                                           SHARES     (NOTE 2)
                                                         ----------  -----------
ITALY (continued)
INSURANCE - 2.36%
Assicurazioni Generali. . . . . . . . . . . . . . . . .      85,804  $2,952,805
                                                                     -----------

MULTI-INDUSTRY - 0.34%
Pirelli S.p.A.. . . . . . . . . . . . . . . . . . . . .     160,000     422,546
                                                                     -----------

TELECOMMUNICATIONS - 7.12%
Telecom Italia S.p.A. . . . . . . . . . . . . . . . . .     294,445   4,064,429
Telecom Italia Mobile S.p.A.. . . . . . . . . . . . . .     470,000   4,820,749
                                                                     -----------
                                                                      8,885,178
                                                                     -----------

TOTAL ITALIAN SECURITIES
   (Identified Cost $9,882,484) . . . . . . . . . . . .              22,073,390
                                                                     -----------

POLAND - 2.93%

BANKING - 0.71%
Bank Polska Kasa Opieki Grupa Pekao S.A. (Pekao Bank)*.      58,560     705,710
Wielkopolski Bank Kredytowy S.A.. . . . . . . . . . . .      32,000     186,643
                                                                     -----------
                                                                        892,353
                                                                     -----------

BEVERAGE & TOBACCO - 0.15%
Browary Zywiec S.A. . . . . . . . . . . . . . . . . . .       2,726     187,165
                                                                     -----------

ENERGY SOURCES - 0.60%
Polski Koncern Naftowy Orlen S.A. . . . . . . . . . . .     156,400     754,194
                                                                     -----------

LEISURE & TOURISM - 0.17%
Orbis S.A.. . . . . . . . . . . . . . . . . . . . . . .      28,000     218,607
                                                                     -----------

MINING - 0.71%
KGHM Polska Miedz S.A.. . . . . . . . . . . . . . . . .     118,000     883,338
                                                                     -----------

SOFTWARE DEVELOPMENT - 0.13%
Prokom Software SA. . . . . . . . . . . . . . . . . . .       3,000     157,066
                                                                     -----------

TELECOMMUNICATIONS - 0.46%
Telekomunikacja Polska S.A. . . . . . . . . . . . . . .      80,000     573,155
                                                                     -----------

TOTAL POLISH SECURITIES
   (Identified Cost $3,877,050) . . . . . . . . . . . .               3,665,878
                                                                     -----------

SPAIN - 9.03%

BEVERAGE & TOBACCO - 0.26%
Altadis S.A.* . . . . . . . . . . . . . . . . . . . . .      21,330     327,148
                                                                     -----------

CONSTRUCTION & HOUSING - 0.38%
Fomento de Construcciones y Contratas S.A.. . . . . . .      18,216     345,741
Grupo Dragados S.A. . . . . . . . . . . . . . . . . . .      17,982     129,453
                                                                     -----------
                                                                        475,194
                                                                     -----------




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2000  (unaudited)




                                                                VALUE
                                                   SHARES      (NOTE 2)
                                                ------------  -----------
SPAIN (continued)
FINANCIAL SERVICES  - 3.30%
Banco Bilbao Vizcaya Argentaria S.A. . . . . .       144,610  $2,169,429
Banco Santander Central Hispano S.A. . . . . .       183,854   1,947,458
                                                              -----------
                                                               4,116,887
                                                              -----------

METAL - STEEL - 0.14%
Acerinox S.A.. . . . . . . . . . . . . . . . .         5,855     170,060
                                                              -----------

MULTI-INDUSTRY - 0.24%
Autopistas, Concesionaria Espanola S.A.. . . .        32,925     287,526
Autopistas, Concesionaria Espanola S.A. Bonus
    Rights, 7/6/2000 . . . . . . . . . . . . .        32,925      14,203
                                                              -----------
                                                                 301,729
                                                              -----------

TELECOMMUNICATIONS - 2.18%
Telefonica S.A.. . . . . . . . . . . . . . . .       126,215   2,722,239
                                                              -----------

UTILITIES - GAS & ELECTRIC - 2.53%
Endesa S.A.. . . . . . . . . . . . . . . . . .        70,100   1,363,430
Gas Natural SDG S.A. . . . . . . . . . . . . .        29,966     540,032
Iberdrola S.A. . . . . . . . . . . . . . . . .        61,224     792,298
Union Electrica Fenosa S.A.. . . . . . . . . .        26,063     473,442
                                                              -----------
                                                               3,169,202
                                                              -----------

TOTAL SPANISH SECURITIES
   (Identified Cost $4,004,577). . . . . . . .                11,282,459
                                                              -----------

TOTAL COMMON STOCK
   (Identified Cost $56,428,069) . . . . . . .               119,636,046
                                                              -----------

SHORT-TERM INVESTMENTS - 2.93%
Federal Home Loan Bank, 7/11/2000. . . . . . .  $  2,000,000   1,997,094
Dreyfus Treasury Cash Management Fund. . . . .     1,661,279   1,661,279
                                                              -----------

TOTAL SHORT-TERM INVESTMENTS
   (Identified Cost $3,657,779). . . . . . . .                 3,658,373
                                                              -----------

TOTAL INVESTMENTS - 98.69%
   (Identified Cost $60,085,848) . . . . . . .               123,294,419

OTHER ASSETS, LESS LIABILITIES - 1.31% . . . .                 1,642,535
                                                              -----------

NET ASSETS - 100%. . . . . . . . . . . . . . .              $124,936,954
                                                            ============




*  Non-income  producing  security

The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2000  (unaudited)



FEDERAL TAX INFORMATION:

At June 30, 2000, the net unrealized appreciation based on identified cost for federal income tax purposes of $60,085,848 was as follows:
Unrealized appreciation . . . . . . . . . . . . . . . . . . . . . . .  $64,178,061

Unrealized depreciation . . . . . . . . . . . . . . . . . . . . . . .     (969,490)
                                                                       ------------

UNREALIZED APPRECIATION - NET . . . . . . . . . . . . . . . . . . . .  $63,208,571
                                                                       ============











INDUSTRY CONCENTRATION (AS A PERCENT OF NET ASSETS)     Percent
                                                     of Net Assets
                                                     --------------
Aerospace & Military Technology . . . . . . . . . .           0.45%
Airlines. . . . . . . . . . . . . . . . . . . . . .           0.45%
Automobiles . . . . . . . . . . . . . . . . . . . .           0.67%
Banking . . . . . . . . . . . . . . . . . . . . . .           8.82%
Beverage & Tobacco. . . . . . . . . . . . . . . . .           2.55%
Broadcast Services. . . . . . . . . . . . . . . . .           0.65%
Building Materials & Components . . . . . . . . . .           0.79%
Business & Public Services. . . . . . . . . . . . .           4.50%
Chemicals . . . . . . . . . . . . . . . . . . . . .           5.33%
Construction & Housing. . . . . . . . . . . . . . .           0.38%
Electrical & Electronics. . . . . . . . . . . . . .           8.71%
Energy Sources. . . . . . . . . . . . . . . . . . .           8.58%
Financial Services. . . . . . . . . . . . . . . . .           7.35%
Food & Household Products . . . . . . . . . . . . .           1.38%
Health & Personal Care. . . . . . . . . . . . . . .           5.36%
Industrial Components . . . . . . . . . . . . . . .           0.22%
Insurance . . . . . . . . . . . . . . . . . . . . .           7.06%
Leisure & Tourism . . . . . . . . . . . . . . . . .           0.61%
Machinery & Engineering . . . . . . . . . . . . . .           0.74%
Materials & Commodities . . . . . . . . . . . . . .           0.40%
Merchandising . . . . . . . . . . . . . . . . . . .           3.28%
Metals-Steel. . . . . . . . . . . . . . . . . . . .           0.14%
Mining. . . . . . . . . . . . . . . . . . . . . . .           0.71%
Multi-Industry. . . . . . . . . . . . . . . . . . .           5.29%
Software Development. . . . . . . . . . . . . . . .           0.13%
Telecommunications. . . . . . . . . . . . . . . . .          15.03%
Utilities - Gas & Electric. . . . . . . . . . . . .           6.18%
                                                     --------------
TOTAL COMMON STOCK. . . . . . . . . . . . . . . . .          95.76%
                                                     ==============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Assets  and  Liabilities  (unaudited)



JUNE 30, 2000

ASSETS:
Investments, at value (identified cost $60,085,848)(Note 2). .  $123,294,419
Foreign currency, at value (cost $1,288,218) . . . . . . . . .     1,325,688
Foreign tax reclaims receivable. . . . . . . . . . . . . . . .       408,639
Receivable for fund shares sold. . . . . . . . . . . . . . . .       127,000
Dividends receivable . . . . . . . . . . . . . . . . . . . . .        25,790
                                                                ------------

TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . . . . . .   125,181,536
                                                                ------------

LIABILITIES:

Accrued management fee (Note 3). . . . . . . . . . . . . . . .       102,149
Accrued directors' fees (Note 3) . . . . . . . . . . . . . . .         3,386
Accrued fund accounting fees (Note 3). . . . . . . . . . . . .         2,561
Payable for fund shares repurchased. . . . . . . . . . . . . .       105,850
Registration and filing fees payable . . . . . . . . . . . . .        15,186
Audit fee payable. . . . . . . . . . . . . . . . . . . . . . .         7,223
Custodian fee payable. . . . . . . . . . . . . . . . . . . . .         1,025
Other payables and accrued expenses. . . . . . . . . . . . . .         7,202
                                                                ------------

TOTAL LIABILITIES. . . . . . . . . . . . . . . . . . . . . . .       244,582
                                                                ------------

NET ASSETS FOR 7,136,033 SHARES
   OUTSTANDING . . . . . . . . . . . . . . . . . . . . . . . .  $124,936,954
                                                                ============

NET ASSETS CONSIST OF:

Capital stock. . . . . . . . . . . . . . . . . . . . . . . . .  $     71,359
Additional paid-in-capital . . . . . . . . . . . . . . . . . .    11,453,498
Undistributed net investment income. . . . . . . . . . . . . .       601,172
Accumulated net realized gain on investments . . . . . . . . .    49,582,098
Net unrealized appreciation on investments, foreign currency,
      and other assets and liabilities . . . . . . . . . . . .    63,228,827
                                                                ------------

TOTAL NET ASSETS . . . . . . . . . . . . . . . . . . . . . . .  $124,936,954
                                                                ============

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE
($124,936,954/7,136,033 shares). . . . . . . . . . . . . . . .  $      17.51
                                                                ============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Operations  (unaudited)



FOR THE SIX MONTHS ENDED JUNE 30, 2000

INVESTMENT INCOME:
Dividends (net of foreign tax withheld $322,510) . . . . .  $  1,272,197
Interest . . . . . . . . . . . . . . . . . . . . . . . . .       135,525
                                                            -------------

Total Investment Income. . . . . . . . . . . . . . . . . .     1,407,722
                                                            -------------

EXPENSES:

Management fee (Note 3). . . . . . . . . . . . . . . . . .       681,968
Directors' fees (Note 3) . . . . . . . . . . . . . . . . .         3,332
Fund accounting fees (Note 3). . . . . . . . . . . . . . .        12,388
Custodian fee. . . . . . . . . . . . . . . . . . . . . . .        62,158
Audit fee. . . . . . . . . . . . . . . . . . . . . . . . .        15,416
Miscellaneous. . . . . . . . . . . . . . . . . . . . . . .        21,587
                                                            -------------

Total Expenses . . . . . . . . . . . . . . . . . . . . . .       796,849
                                                            -------------

NET INVESTMENT INCOME. . . . . . . . . . . . . . . . . . .       610,873
                                                            -------------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:

Net realized gain (loss) on -
    Investments. . . . . . . . . . . . . . . . . . . . . .    24,795,863
    Foreign currency and other assets and liabilities. . .       (37,910)
                                                            -------------
                                                              24,757,953
                                                            -------------

Net change in unrealized appreciation (depreciation) on -
   Investments . . . . . . . . . . . . . . . . . . . . . .   (25,768,503)
   Foreign currency and other assets and liabilities . . .        74,457
                                                            -------------
                                                             (25,694,046)
                                                            -------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS. . . . . . . . . . . . . . . . . . . . .      (936,093)
                                                            -------------

NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS . . . . . . . . . . . . . . . . . . . .  $   (325,220)
                                                            =============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statements  of  Changes  in  Net  Assets



                                                 FOR THE
                                               SIX MONTHS        FOR THE
                                              ENDED 6/30/00    YEAR ENDED
                                               (UNAUDITED)     12/31/99
                                             ---------------  ------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income . . . . . . . . . . .  $      610,873   $    950,635
Net realized gain on investments. . . . . .      24,757,953     42,276,518
Net change in unrealized appreciation
   (depreciation) on investments. . . . . .     (25,694,046)      (710,725)
                                             ---------------  -------------

Net increase (decrease) from operations . .        (325,220)    42,516,428
                                             ---------------  -------------

DISTRIBUTIONS TO SHAREHOLDERS
    (NOTE 2):

From net investment income. . . . . . . . .              --     (1,003,470)
From net realized gain on investments . . .              --    (17,865,661)
                                             ---------------  -------------

Total distributions to shareholders . . . .              --    (18,869,131)
                                             ---------------  -------------

CAPITAL STOCK ISSUED AND
 REPURCHASED:

Net decrease from capital share
   transactions (Note 5). . . . . . . . . .     (35,407,960)   (62,235,987)
                                             ---------------  -------------

Net decrease in net assets. . . . . . . . .     (35,733,180)   (38,588,690)

NET ASSETS:

Beginning of period . . . . . . . . . . . .     160,670,134    199,258,824
                                             ---------------  -------------

END OF PERIOD (including undistributed net
   investment income of $601,172 and
   $(9,701),  respectively) . . . . . . . .  $  124,936,954   $160,670,134
                                             ===============  =============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Financial  Highlights



                                            FOR THE
                                           SIX MONTHS
                                             ENDED
                                            6/30/00      FOR THE YEARS ENDED
                                           (UNAUDITED)       12/31/99          12/31/98     12/31/97    12/31/96    12/31/95
                                           -----------  -------------------    ----------  ----------  ----------  ----------

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING  OF  YEAR. .  $     17.43   $              15.57   $   13.08   $   11.54   $    9.57   $   9.54
                                          ------------  ---------------------  ----------  ----------  ----------  ---------


Income from investment operations:
   Net investment income . . . . . . . .         0.09                   0.11        0.10        0.16        0.15       0.12
   Net realized and unrealized gain
      (loss) on investments. . . . . . .        (0.01)                  4.03        2.95        2.99        1.98       0.27
                                          ------------  ---------------------  ----------  ----------  ----------  ---------

Total from investment operations . . . .         0.08                   4.14        3.05        3.15        2.13       0.39
                                          ------------  ---------------------  ----------  ----------  ----------  ---------

Less distributions to shareholders:
   From net investment income. . . . . .           --                  (0.12)      (0.11)      (0.15)      (0.14)     (0.12)
   From paid-in-capital. . . . . . . . .           --                     --          --          --          --      (0.16)
   From net realized gain on
       investments . . . . . . . . . . .           --                  (2.16)      (0.45)      (1.46)      (0.02)     (0.08)
                                          ------------  ---------------------  ----------  ----------  ----------  ---------

Total distributions to shareholders. . .           --                  (2.28)      (0.56)      (1.61)      (0.16)     (0.36)
                                          ------------  ---------------------  ----------  ----------  ----------  ---------

NET ASSET VALUE - END OF PERIOD. . . . .  $     17.51   $              17.43   $   15.57   $   13.08   $   11.54   $   9.57
                                          ============  =====================  ==========  ==========  ==========  =========

Total return1. . . . . . . . . . . . . .         0.46%                 27.44%      23.63%      27.70%      22.35%      4.14%

Ratios to average net assets/
    Supplemental Data:
    Expenses . . . . . . . . . . . . . .       1.17%2                   1.12%       1.12%       1.08%       1.12%      1.20%
    Net investment income. . . . . . . .       0.90%2                   0.52%       0.59%       1.18%       1.46%      1.42%

Portfolio turnover . . . . . . . . . . .            3%                     4%          0%         10%          2%        14%

NET ASSETS - END OF YEAR
 (000'S OMITTED) . . . . . . . . . . . .  $   124,937   $            160,670   $ 199,259   $ 199,256   $ 149,331   $128,294
                                          ============  =====================  ==========  ==========  ==========  =========



1     Represents  aggregate  total  return for the period indicated, and assumes reinvestment  of  distributions.
2     Annualized.

The  accompanying  notes  are  an  integral  part  of  the financial statements.

Notes  to  Financial  Statements  (unaudited)

1.     ORGANIZATION

International Series (the "Series") is a no-load non-diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Shares of the Series are offered to investors, clients, and employees of Manning & Napier Advisors, Inc. (the "Advisor") dba Exeter Asset Management, and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of June 30, 2000, 1.4 billion shares have been designated in total among 28 series, of which 50 million have been designated as International Series Common Stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES

SECURITY  VALUATION
Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund's pricing service.

Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices provided by the Fund's pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund.

FEDERAL  INCOME  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent the Series distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions  to  shareholders  of  net  investment  income  are made annually.
Distributions of net realized gains are made at least annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Notes  to  Financial  Statements  (unaudited)

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, foreign denominated investments or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Series may periodically make reclassifications among its capital accounts without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

FOREIGN  CURRENCY  TRANSLATION
The accounting records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: a) investment securities, other assets and liabilities are converted to U.S. dollars based upon current exchange rates; and b) purchases and sales of securities and income and expenses are converted into U.S. dollars based upon the currency exchange rates prevailing on the respective dates of such transactions.

Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. The portion of both realized and unrealized gains and losses on investment that result from fluctuations in foreign currency exchange rates is not separately stated.

FORWARD  FOREIGN  CURRENCY  EXCHANGE  CONTRACTS
The Series may purchase or sell forward foreign currency exchange contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

All forward foreign currency contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has been closed. Realized and unrealized gain or loss arising from a transaction is included in net realized and unrealized gain (loss) from foreign currency and forward foreign currency exchange contracts.

The Series regularly trades forward foreign currency exchange contracts with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to changes in foreign currency exchange rates.

The notional or contractual amount of these instruments represents the investment the Series has in forward foreign currency exchange contracts and does not necessarily represent the amounts potentially at risk. The measurement of the risks associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered.

At June 30, 2000, the Series had no open forward foreign currency exchange contracts.

OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

Notes  to  Financial  Statements  (unaudited)

3.     TRANSACTIONS  WITH  AFFILIATES

The Fund has an investment advisory agreement with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1% of the Series' average daily net assets.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. These services are provided at no additional cost to the Series.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Effective April 2000 the Advisor became the Fund's accounting services agent. For these services, the Fund will pay the Advisor a fee of 0.04% of each Series' daily net assets calculated daily and payable monthly, with a minimum annual fee of $48,000 per Series. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. under which BISYS will serve as sub-accounting services agent.

4.     PURCHASES  AND  SALES  OF  SECURITIES

For the year ended June 30, 2000, purchases and sales of securities, other than United States Government securities and short-term securities, were $3,998,461 and $37,624,749, respectively.

5.     CAPITAL  STOCK  TRANSACTIONS

Transactions  in  shares  of  International  Series  were:



                     For the Six Months                  For the Year
                        Ended 6/30/00                    Ended 12/31/99


                   Shares              Amount         Shares        Amount
             -------------------  ----------------  -----------  -------------
Sold. . . .             352,688   $     6,088,061      308,298   $  4,986,379
Reinvested.                  --                --    1,125,654     18,599,414
Repurchased          (2,434,016)      (41,496,021)  (5,011,453)   (85,821,780)
             -------------------  ----------------  -----------  -------------
Total . . .          (2,081,328)  $   (35,407,960)  (3,577,501)  $(62,235,987)
             ===================  ================  ===========  =============



A significant portion of the Series shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

Notes  to  Financial  Statements  (unaudited)


6.     FOREIGN  SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable domestic companies and the United States Government.

Exeter  Fund,  Inc.
Semi-Annual  Report
June  30,  2000
World  Opportunities  Series

Management  Discussion  and  Analysis  (unaudited)

DEAR  SHAREHOLDERS:

The World Opportunities has continued its strong performance of 1999 through the first half of 2000. During this period, we sold many of the stocks that drove performance in late 1998 and early 1999, and we have invested the proceeds in new areas, which are also performing well.

For the first part of this period, growth was driven by investments we made in emerging market companies when the Asian Crisis in late 1998 provided the opportunity to purchase the stocks of superior companies at very low prices. These stocks appreciated significantly as the economies began to stabilize and as the markets began to recover from their bottoms, and we have now sold most of these stocks from the portfolio. The Series still holds a few of these companies because they are strong companies and continue to offer significant growth potential.

Over the course of the past year, we have purchased a number of stocks of companies related to commodities. These stocks were purchased under the Advisor's "hurdle rate" strategy, under which we seek to purchase the stocks of companies in an industry with excess capacity. We choose the stocks of the companies with competitive advantages such that they are expected to survive, and benefit from, the bankruptcies and capacity reductions elsewhere in the world that necessarily follow an oversupply situation.

The opportunity in commodity-related stocks was indirectly caused by the Asian crisis. As the Asian economies crumbled, others around the world became weaker as well. This caused a sharp decline in the demand for many commodities, and therefore led to an oversupply situation. We took advantage of this situation by purchasing stocks in areas such as oil refining, paper and pulp production, copper mining and smelting, and steel production. As we expected, market forces led to the shutdown of excess production capacity, and commodity production fell. In addition, lower profitability meant that some of the weaker companies lacked the resources to maintain their facilities, and this also led to reduced capacity. As the emerging market economies have started to recover, and with strong growth in the U.S. and Europe, commodity demand has picked up and the stocks in the portfolio have appreciated.

One area of concern is the U.S. economy. Although the Series does not hold any investments in U.S. companies, the Federal Reserve Board's moves to slow the U.S. economy could have implications abroad. A slowing in the U.S. economy would reduce demand for commodities and this would negatively affect the commodity-related companies in the portfolio. Because growth in the emerging markets and in Europe remains strong, we believe demand from those areas will continue to support commodity prices. However, we are watching this situation closely, and we will sell these stocks if we believe they will be unable to reach our long-term targets for them.

The portfolio also holds a number of stocks purchased under our "profile" strategy, under which we seek to identify companies that have strong market position and sustainable competitive advantages in their respective industries. The Series currently holds stocks in areas such as telecommunications, pharmaceuticals, and consumer products under this strategy.

We are very pleased with the returns of the World Opportunities Series over the last several years. Going forward, we will continue to use our proven investment strategies to identify investment opportunities around the world.

We appreciate your business, and we hope that you and your families continue to prosper as we move through the year.

Sincerely,

EXETER  ASSET  MANAGEMENT

Management  Discussion  and  Analysis  (unaudited)

[graphic]
[pie  chart]

Portfolio  Allocation  by  Country*  -  As  of  June  30,  2000

Brazil  -  17.89%
Canada  -  13.25%
Croatia  -  0.94%
Germany  -  8.07%
Hong  Kong  -  4.48%
Mexico  -  4.65%
Netherlands  -  1.87%
Norway  -  2.33%
Philippines  -  3.96%
Singapore  -  5.15%
United  Kingdom  -  23.09%
Cash,  short-term  investments,  and  other  assets,  less  liabilities - 14.31%

*  As  a  percentage  of  net  assets.

Performance  Update  as  of  June  30,  2000  (unaudited)

Exeter  Fund,  Inc.-
World  Opportunities  Series
                                   Total  Return
Through     Growth  of  $10,000                   Average
06/30/00     Investment            Cumulative     Annual

One  Year     $11,854               18.54%        18.54%
Inception  1  $17,304               73.04%        15.44%


Morgan  Stanley
Capital  International  World  Index
                                 Total  Return
Through     Growth  of  $10,000                 Average
06/30/00     Investment          Cumulative     Annual

One  Year     $11,219             12.19%        12.19%
Inception  1  $19,039             90.39%        18.36%


Morgan  Stanley
Capital  International  All  Country  World  ex  U.S.  Index
                                 Total  Return
Through     Growth  of  $10,000                 Average
06/30/00     Investment          Cumulative     Annual

One  Year     $11,834             18.34%         18.34%
Inception  1  $15,413             54.13%         11.99%


The value of a $10,000 investment in the Exeter Fund, Inc. - World Opportunities Series from its inception (9/6/96) to present (6/30/00) as compared to the Morgan Stanley Capital International World Index and the Morgan Stanley Capital International All Country World ex U.S. Index. 2

[graphic]
[line  chart]

Data  for  line  chart  to  follow:



              Exeter Fund, Inc.        Morgan Stanley Capital    Morgan Stanley Capital International
Date      World Opportunities Series  International World Index     All Country World ex US Index
09/06/96                      10,000                     10,000                                10,000
12/31/96                      10,482                     10,865                                10,398
12/31/97                      11,301                     12,578                                10,576
12/31/98                      10,806                     15,639                                12,066
12/31/99                      15,385                     19,539                                15,902
06/30/00                      17,304                     19,039                                15,413




1 Performance numbers for the Series and Indices are calculated from September 6, 1996, the Series' inception date. The Series' performance is historical and may not be indicative of future results.

2 The Morgan Stanley Capital International World Index is an market capitalization-weighted measure of the total return of 1,441 companies listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand and the Far East. The Morgan Stanley Capital International All Country World ex U.S. Index is a market capitalization weighted measure of the total return of 2,018 companies listed on the stock exchanges of 47 countries. The Indices are denominated in U.S. Dollars. The Indices' returns assume reinvestment of dividends, and unlike Series returns, do not reflect any fees or expenses.

Investment  Portfolio  -  June  30,2  000  (unaudited)




                                                                VALUE
                                                    SHARES     (NOTE 2)
                                                  ----------  -----------
COMMON STOCK - 85.6%
CHEMICALS & ALLIED PRODUCTS - 6.4%
Merck KGAA (Germany) . . . . . . . . . . . . . .     159,000  $4,846,822
Pliva d.d. (Croatia) . . . . . . . . . . . . . .      80,000     826,000
                                                              -----------
                                                               5,672,822
                                                              -----------

COMPUTER EQUIPMENT - 4.3%
Varitronix International Ltd. (Hong Kong). . . .   2,170,000   3,772,082
                                                              -----------

CRUDE PETROLEUM & NATURAL GAS - 19.8%
Enterprise Oil plc (United Kingdom). . . . . . .     354,750   2,995,433
Gulf Canada Resources Ltd. - ADR . . . . . . . .   1,141,000   5,491,063
Petroleo Brasileiro S.A. (Petrobras) - ADR . . .     165,000   4,984,897
Stolt Comex Seaway S.A. - ADR *. . . . . . . . .     283,000   3,997,375
                                                              -----------
                                                              17,468,768
                                                              -----------

ELECTRIC SERVICES - 2.6%
National Power plc (United Kingdom). . . . . . .     360,000   2,289,019
                                                              -----------

FOOD & KINDRED PRODUCTS - 16.6%
Panamerican Beverages, Inc. - ADR. . . . . . . .     130,000   1,941,875
San Miguel Corp. (Philippines ) . . . . . . . . .   2,823,200   3,494,010
South African Breweries plc (United Kingdom) . .     365,300   2,676,656
Vitasoy International Holdings Ltd. (Hong Kong).     880,000     174,984
Unilever plc - ADR . . . . . . . . . . . . . . .     252,249   6,337,756
                                                              -----------
                                                              14,625,281
                                                              -----------

GLASS PRODUCTS - 2.4%
Waterford Wedgewood plc (United Kingdom) . . . .   1,950,000   2,089,620
                                                              -----------

MINING - 2.4%
Grupo Mexico S.A. (Mexico) . . . . . . . . . . .     781,200   2,166,652
                                                              -----------

MOTION PICTURE PRODUCTION - 3.3%
Alliance Atlantis Communication Corp. * (Canada)     226,400   2,941,413
                                                              -----------

PAPER & ALLIED PRODUCTS - 13.0%
Aracruz Celulose S.A. - ADR. . . . . . . . . . .     235,000   4,538,437
Asia Pulp & Paper Co. Ltd. - ADR . . . . . . . .     899,000   4,551,188
Votarantim Celulose e Papel S.A. - ADR . . . . .     130,000   2,388,750
                                                              -----------
                                                              11,478,375
                                                              -----------

PRIMARY METAL INDUSTRIES - 4.4%
Ispat International - ADR. . . . . . . . . . . .     174,000   1,653,000
Norddeutsche Affinerie AG (Germany). . . . . . .     210,000   2,278,760
                                                              -----------
                                                               3,931,760
                                                              -----------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2000  (unaudited)





                                                             SHARES/
                                                            PRINCIPAL      VALUE
                                                             AMOUNT      (NOTE 2)
                                                           -----------  -----------
TELECOMMUNICATION SERVICES - 4.4%
Telecommunicacoes Brasileiras S.A. (Telebras) - ADR PFD*.       40,000  $3,885,017
                                                                        -----------

TRANSPORTATION - 6.0%
Canadian National Railway Co. - ADR . . . . . . . . . . .      112,000   3,269,000
Odfjell ASA (Norway). . . . . . . . . . . . . . . . . . .      160,000   2,059,091
                                                                        -----------
                                                                         5,328,091
                                                                        -----------

TOTAL COMMON STOCK
(Identified Cost $75,828,318) . . . . . . . . . . . . . .               75,648,900
                                                                        -----------

SHORT-TERM INVESTMENTS - 11.3%
Federal Home Loan Bank Discount Note, 7/20/2000 . . . . .  $ 4,000,000   3,987,600
Federal National Mortgage Association Discount Note,
    8/11/2000 . . . . . . . . . . . . . . . . . . . . . .    3,000,000   2,978,811
Farm Credit Discount Note, 8/14/2000. . . . . . . . . . .    3,000,000   2,977,200
                                                                        -----------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $9,941,026) . . . . . . . . . . . . . .                9,943,611
                                                                        -----------

TOTAL INVESTMENTS - 96.9%
(Identified Cost $85,769,344) . . . . . . . . . . . . . .               85,592,511

OTHER ASSETS, LESS LIABILITIES - 3.1% . . . . . . . . . .                2,742,325
                                                                        -----------

NET ASSETS -100%. . . . . . . . . . . . . . . . . . . . .              $88,334,836
                                                                       ============



*Non-income  producing  security.
ADR  -  American  Depository  Receipt

FEDERAL  TAX  INFORMATION:

At June 30, 2000, the net unrealized depreciation based on identified cost for federal income tax purposes of $85,769,344 was as follows:

Unrealized appreciation             $10,246,052

Unrealized depreciation            (10,422,885)
                                   ------------

UNREALIZED DEPRECIATION - NET     $   (176,833)
                                  =============

The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Assets  and  Liabilities  (unaudited)



JUNE 30, 2000

ASSETS:
Investments, at value (identified cost $85,769,344)
    (Note 2) . . . . . . . . . . . . . . . . . . . . . . . . .  $85,592,511
Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,825,560
Foreign currency, at value (cost $818,910) . . . . . . . . . .      814,782
Dividends receivable . . . . . . . . . . . . . . . . . . . . .      155,080
Receivable for fund shares sold. . . . . . . . . . . . . . . .      106,590
Receivable for securities sold . . . . . . . . . . . . . . . .       63,556
Foreign tax reclaim receivable . . . . . . . . . . . . . . . .       62,765
                                                                ------------

TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . . . . . .   88,620,844
                                                                ------------

LIABILITIES:

Accrued management fee (Note 3). . . . . . . . . . . . . . . .       72,029
Accrued directors' fees (Note 3) . . . . . . . . . . . . . . .        3,161
Accrued fund accounting fees (Note 3). . . . . . . . . . . . .        3,587
Custodian fee payable. . . . . . . . . . . . . . . . . . . . .       88,363
Payable for fund shares repurchased. . . . . . . . . . . . . .       87,641
Registration and filing fees . . . . . . . . . . . . . . . . .       13,047
Audit fee payable. . . . . . . . . . . . . . . . . . . . . . .        9,541
Other payables and accrued expenses. . . . . . . . . . . . . .        8,639
                                                                ------------

TOTAL LIABILITIES. . . . . . . . . . . . . . . . . . . . . . .      286,008
                                                                ------------

NET ASSETS FOR 8,445,163 SHARES
   OUTSTANDING . . . . . . . . . . . . . . . . . . . . . . . .  $88,334,836
                                                                ============

NET ASSETS CONSIST OF:

Capital stock. . . . . . . . . . . . . . . . . . . . . . . . .  $    84,451
Additional paid-in-capital . . . . . . . . . . . . . . . . . .   54,290,291
Undistributed net investment income. . . . . . . . . . . . . .      996,287
Accumulated net realized gain on investments . . . . . . . . .   33,143,169
Net unrealized appreciation on investments, foreign currency,
      and other assets and liabilities . . . . . . . . . . . .     (179,362)
                                                                ------------

TOTAL NET ASSETS . . . . . . . . . . . . . . . . . . . . . . .  $88,334,836
                                                                ============

NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE - CLASS A
  ($88,334,836/8,445,163 shares) . . . . . . . . . . . . . . .  $     10.46
                                                                ============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Operations  (unaudited)




FOR THE SIX MONTHS ENDED JUNE 30, 2000

INVESTMENT INCOME:
Dividends (net of foreign tax withheld $106,981) . . . . .  $  1,428,811
Interest . . . . . . . . . . . . . . . . . . . . . . . . .       486,216
                                                            -------------

Total Investment Income. . . . . . . . . . . . . . . . . .     1,915,027
                                                            -------------

EXPENSES:

Management fee (Note 3). . . . . . . . . . . . . . . . . .       545,618
Fund accounting fees (Note 3). . . . . . . . . . . . . . .        11,489
Directors' fees (Note 3) . . . . . . . . . . . . . . . . .         3,219
Custodian fee. . . . . . . . . . . . . . . . . . . . . . .        78,386
Audit fee. . . . . . . . . . . . . . . . . . . . . . . . .        14,046
Miscellaneous. . . . . . . . . . . . . . . . . . . . . . .        26,524
                                                            -------------

Total Expenses . . . . . . . . . . . . . . . . . . . . . .       679,282
                                                            -------------

NET INVESTMENT INCOME. . . . . . . . . . . . . . . . . . .     1,235,745
                                                            -------------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:

Net realized gain (loss) on -
    Investments. . . . . . . . . . . . . . . . . . . . . .    24,241,544
    Foreign currency and other assets and liabilities. . .       (23,234)
                                                            -------------
                                                              24,218,310
                                                            -------------

Net change in unrealized appreciation (depreciation) on -
      Investments. . . . . . . . . . . . . . . . . . . . .   (13,181,470)
      Foreign currency  and other assets and liabilities .        (4,272)
                                                            -------------
                                                             (13,185,742)
                                                            -------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS. . . . . . . . . . . . . . . . . . . . .    11,032,568
                                                            -------------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS . . . . . . . . . . . . . . . . . . . .  $ 12,268,313
                                                            =============




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statements  of  Changes  in  Net  Assets



                                                          FOR THE SIX
                                                          MONTHS ENDED
                                                            6/30/00        FOR THE YEAR
                                                         (UNAUDITED)      ENDED 12/31/99
                                                       ----------------   --------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income. . . . . . . . . . . . . . . . .  $     1,235,745   $   4,142,428
Net realized gain on investments . . . . . . . . . . .       24,218,310      51,820,227
Net change in unrealized appreciation (depreciation)
     on investments. . . . . . . . . . . . . . . . . .      (13,185,742)     13,480,228
                                                        ----------------  --------------

Net increase from operations . . . . . . . . . . . . .       12,268,313      69,442,883
                                                        ----------------  --------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income . . . . . . . . . . . . . .               --      (3,093,630)
From net realized gain on investments. . . . . . . . .               --     (25,346,782)
                                                        ----------------  --------------

Total distributions to shareholders. . . . . . . . . .               --     (28,440,412)
                                                        ----------------  --------------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net decrease from capital share
   transactions (Note 5) . . . . . . . . . . . . . . .      (41,181,639)   (139,532,777)
                                                        ----------------  --------------

Net decrease in net assets . . . . . . . . . . . . . .      (28,913,326)    (98,530,306)

NET ASSETS:

Beginning of period. . . . . . . . . . . . . . . . . .      117,248,162     215,778,468
                                                        ----------------  --------------

END OF PERIOD (including undistributed net investment
   income of $996,287 and $(239,458), respectively). .  $    88,334,836   $ 117,248,162
                                                        ================  ==============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Financial  Highlights





                                               FOR THE
                                             FOR THE SIX                                                        PERIOD 9/6/96
                                             MONTHS ENDED                                                      (COMMENCEMENT OF
                                               6/30/00       FOR THE YEARS ENDED                                 OPERATIONS)
                                             (UNAUDITED)       12/31/99             12/31/98        12/31/97     TO 12/31/96
                                            -------------   --------------------   ------------  ------------  -------------

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD)
NET ASSET VALUE - BEGINNING  OF PERIOD . .  $        9.30   $               8.55   $      9.76   $      10.42   $ 10.00
                                            --------------  ---------------------  ------------  -------------  --------

Income from investment operations:
   Net investment income . . . . . . . . .           0.14                   0.39          0.12           0.09      0.05
   Net realized and unrealized gain (loss)
      on investments . . . . . . . . . . .           1.02                   3.16       (0.59)1           0.67      0.43
                                            --------------  ---------------------  ------------  -------------  --------

Total from investment operations . . . . .           1.16                   3.55         (0.47)          0.76      0.48
                                            --------------  ---------------------  ------------  -------------  --------

Less distributions to shareholders:
   From net investment income. . . . . . .             --                  (0.28)        (0.14)         (0.09)    (0.05)
   From net realized gain on investments .             --                  (2.52)        (0.60)         (1.33)    (0.01)
                                            --------------  ---------------------  ------------  -------------  --------

Total distributions to shareholders. . . .             --                  (2.80)        (0.74)         (1.42)    (0.06)
                                            --------------  ---------------------  ------------  -------------  --------

NET ASSET VALUE - END OF PERIOD. . . . . .  $       10.46   $               9.30   $      8.55   $       9.76   $ 10.42
                                            ==============  =====================  ============  =============  ========

Total return2. . . . . . . . . . . . . . .          12.47%                 42.37%       (4.38)%          7.81%     4.82%

Ratios of expenses (to average net assets)
   Supplemental Data:
   Expenses. . . . . . . . . . . . . . . .         1.24%3                   1.15%         1.13%          1.15%   1.17%3
   Net investment income . . . . . . . . .         2.26%3                   2.19%         2.30%          0.79%   1.54%3

Portfolio turnover . . . . . . . . . . . .             41%                    23%           52%            62%        1%


NET ASSETS - END OF PERIOD (000'S OMITTED)  $      88,335   $            117,248   $   215,778   $     95,215   $77,338
                                            ==============  =====================  ============  =============  ========




1 The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to timing of sales and repurchases of Series shares in relation to fluctuating market values of the investments of the Series.
2 Represents aggregate total return for the period indicated, and assumes reinvestment of distributions.
3  Annualized.


The  accompanying  notes  are  an  integral  part  of  the financial statements.

Notes  to  Financial  Statements  (unaudited)

1.     ORGANIZATION

World Opportunities Series (the "Series") is a no-load non-diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series is authorized to issue five classes of shares (Class A, B, C, D, and E). Currently, only Class A shares have been issued. Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

Shares of the Series are offered to investors, employees, and clients of Manning & Napier Advisors, Inc. (the "Advisor") dba Exeter Asset Management, and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of June 30, 2000, 1.4 billion shares have been designated in total among 28 series, of which
37.5 million have been designated as World Opportunities Series Class A Common Stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES

SECURITY  VALUATION
Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the last quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund's pricing service.

Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices provided by the Fund's pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund.

FEDERAL  INCOME  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent the Series distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Notes  to  Financial  Statements  (unaudited)

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions  to  shareholders  of  net  investment  income  are made annually.
Distributions of net realized gains are made at least annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, foreign denominated investments, use of tax equalization, or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Series may periodically make reclassifications among its capital accounts without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

FOREIGN  CURRENCY  TRANSLATION
The accounting records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: a) investment securities, other assets and liabilities are converted to U.S. dollars based upon current exchange rates; and b) purchases and sales of securities and income and expenses are converted into U.S. dollars based upon the currency exchange rates prevailing on the respective dates of such transactions.

Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. The portion of both realized and unrealized gains and losses on investment that result from fluctuations in foreign currency exchange rates is not separately stated.

FORWARD  FOREIGN  CURRENCY  EXCHANGE  CONTRACTS
The Series may purchase or sell forward foreign currency contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

All forward foreign currency contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has been closed or settled. Realized and unrealized gain or loss arising from a transaction is included in net realized and unrealized gain (loss) from foreign currency and forward currency exchange contracts.

The Series regularly trades forward foreign currency exchange contracts with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to changes in foreign currency exchange rates.

The notional or contractual amount of these instruments represents the investment the Series has in forward foreign currency exchange contracts and does not necessarily represent the amounts potentially at risk. The measurement of the risks associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered.

At June 30, 2000 the Series had no open forward foreign currency exchange contracts.

Notes  to  Financial  Statements  (unaudited)

OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.     TRANSACTIONS  WITH  AFFILIATES

The Fund has an investment advisory agreement with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1% of the Series' average daily net assets.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. These services are provided at no additional cost to the Series.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Effective April 2000 the Advisor became the Fund's accounting services agent. For these services, the Fund will pay the Advisor a fee of 0.04% of each Series' daily net assets calculated daily and payable monthly, with a minimum annual fee of $48,000 per Series. In addition, the Fund will pay the Advisor an additional annual fee of $10,000 for each additional class of a Series. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. under which BISYS will serve as sub-accounting services agent.


4.     PURCHASES  AND  SALES  OF  SECURITIES

For the six months ended June 30, 2000, purchases and sales of securities, other than United States Government securities and short-term securities, were $37,465,004 and $78,204,074, respectively.

Notes  to  Financial  Statements  (unaudited)


5.     CAPITAL  STOCK  TRANSACTIONS

     Transactions  in  shares of World Opportunities Series Class A Shares were:



                        FOR THE SIX
                       MONTHS ENDED                      FOR THE YEAR
                          6/30/00                       ENDED 12/31/99
                   ----------------------------      --------------------
                       Shares            Amount       Shares         Amount
                  -------------  ----------------  ------------  --------------
Sold . . . . . .     2,701,174   $    25,500,344       777,361   $   7,535,189
Reinvested . . .            --                --     3,035,173      28,109,237
Repurchased. . .    (6,857,455)      (66,681,983)  (16,460,332)   (175,177,203)
                  -------------  ----------------  ------------  --------------
Total. . . . . .    (4,156,281)  $   (41,181,639)  (12,647,798)  $(139,532,777)
                  =============  ================  ============  ==============



A significant portion of the Series shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.     FOREIGN  SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than of those securities of comparable domestic companies and the United States Government.

Exeter  Fund,  Inc.
Semi-Annual  Report
June  30,  2000
Life  Sciences  Series

Management  Discussion  and  Analysis  (unaudited)

DEAR  SHAREHOLDERS:

When we reopened the Life Sciences Series in the fourth quarter of 1999, we did so to capitalize on an exceptional investment opportunity in the healthcare services sector. In the past thirty years, according to our research, there have been three major revisions to Medicare reimbursement, or perceived threats to the existing reimbursement structure. In each case the initial dislocation among healthcare providers that followed represented an excellent investment opportunity. Healthcare service companies were eventually able to adjust their cost structures to lowered reimbursement rates, and when spending growth resumed, the most efficient providers were able to prosper. The Life Sciences Series was reactivated to take advantage of a similar rebound that we believe will occur over the next several years as the healthcare services sector recovers from dramatic dislocations brought on by the Balanced Budget Act of 1997.

From reactivation in November to the end of June, the Series has generated a 30.3% total return, which significantly exceeds the 7.0% total return of the S&P 500, as well as the 10.4% return of the S&P Healthcare Index during the same time period. Consistent with our investment thesis, this outperformance has been driven by the investment community's recognition that after several years of pain, healthcare providers stand to benefit from an improving regulatory and reimbursement environment. In fact, both the President and members of Congress have gone beyond calling for a simple halt to reimbursement cuts, and are in the process of lobbying for additional give backs and monetary relief for healthcare providers.

As principal beneficiaries of an improving reimbursement environment, Hospital Management companies have been the strongest performers in the Series.
For-profit hospitals have also used their financial strength to pursue attractive acquisition opportunities among not-for-profit hospitals that remain capital-constrained following BBA '97. In addition, these companies are utilizing emerging information technologies to cut costs and realize greater economies of scale, thus leveraging the improving reimbursement trends.

Medical Products and Hospital Suppliers have also been strong performers in the Series, as these companies benefit from strengthening demand among their healthcare provider customer base. We used volatility in this sector to add to our position in this sector during the first half of 2000 and to take profits following a strong rebound among healthcare information technology companies. In addition, this sector's relatively steady, non-cyclical growth pattern has attracted investors concerned about a potential economic slowdown.

Conditions in the Nursing Care Facilities sector remain challenging, and the performance of the publicly traded companies has continued to deteriorate. This is primarily due to labor cost inflation, dramatic increases in liability insurance, and competition from alternate sites of care. While we believe this sector will eventually benefit from increased Medicare reimbursement, we are concerned that in the near term expenses are rising faster than revenues. As a result, we significantly reduced our investment in this sector and await signs that this deterioration in fundamentals has been arrested. In the Assisted Living sector, an improvement in industry conditions has taken longer than expected to materialize. However, continued declines in supply, along with strong underlying demand, are sowing the seeds of recovery. Hence, we are optimistic about the future prospects for leaders in the Assisted Living category.

Lastly, our non-services healthcare positions also performed well, and the Series added to its position in the Major Pharmaceutical, Generic, and Other Pharmaceutical sectors in March when the group sold off with Proctor & Gamble's disappointing earnings pre-announcement. We plan to continue to use the speed and flexibility of the Series to take advantage of such opportunities that are created by the volatility of the healthcare sector.

Management  Discussion  and  Analysis  (unaudited)

We remain optimistic about prospects for the Life Sciences Series in the second half of 2000. As Medicare spending reaccelerates, managed care reimbursement trends remain robust, and healthcare providers benefit from their lowered costs, we expect stocks in our portfolio will continue to positively reflect the improving fundamentals within the healthcare services sector.

We appreciate your business, and we hope that you and your families continue to prosper as we move through the year.

Sincerely,

EXETER  ASSET  MANAGEMENT

Performance  Update  as  of  June  30,  2000  (unaudited)

Exeter  Fund,  Inc.
Life  Sciences  Series

                                  Total  Return
Through     Growth  of  $10,000                  Average
06/30/00     Investment           Cumulative     Annual

Inception  1     $13,030             30.30%          NA


S&P  500  Total  Return  Index

                                 Total  Return
Through     Growth  of  $10,000                 Average
06/30/00     Investment          Cumulative     Annual

Inception  1     $10,699            6.99%         NA


S&P  Health  Care  Index

                                 Total  Return
Through     Growth  of  $10,000                  Average
06/30/00     Investment           Cumulative     Annual

Inception  1     $11,044            10.44%         NA


The value of a $10,000 investment in the Exeter Fund, Inc. - Life Sciences Series from its current activation (11/05/99) to present (6/30/00) as compared to the Standard & Poor's 500 Total Return and the Standard & Poor's Health Care Index. 2


[graphic]
[line  chart]

Data  for  line  chart  to  follow:



           Exeter Fund, Inc.        S&P 500        S&P Health
Date      Life Science Series  Total Return Index  Care Index
11/05/99               10,000              10,000      10,000
12/31/99               10,800              10,745       8,933
03/31/00               11,410              10,991       8,978
06/30/00               13,030              10,699      11,044




1 The Series and Index performance numbers are calculated from November 5, 1999, the Series' current activation date. The Series' performance is historical and may not be indicative of future results.

2 The Standard & Poor's (S&P) 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter Market. S&P 500 Total Return Index returns assume reinvestment of dividends and, unlike Series returns, do not reflect any fees or expenses. The Standard & Poor's (S&P) Health Care Index is a capitalization-weighted measure of all the stocks in the S&P 500 that are involved in the business of healthcare related products and services.

Investment  Portfolio  -  June  30,  2000  (unaudited)



                                                                VALUE
                                                    SHARES     (NOTE 2)
                                                  ----------  -----------
COMMON STOCK - 96.35%
ASSISTED LIVING - 6.42%
American Retirement Corp.* . . . . . . . . . . .     454,200  $2,526,487
Brookdale Living Communities, Inc.*. . . . . . .      58,000     841,000
Emeritus Corp.*. . . . . . . . . . . . . . . . .     106,000     351,125
Sunrise Assisted Living, Inc.* . . . . . . . . .     115,000   2,127,500
                                                               ----------
                                                               5,846,112
                                                               ----------

BIOTECHNOLOGY - 3.88%
Connetics Corp.* . . . . . . . . . . . . . . . .      82,750   1,215,391
PathoGenesis Corp.*. . . . . . . . . . . . . . .      89,350   2,323,100
                                                               ----------
                                                               3,538,491
                                                               ----------

HOSPITAL MANAGEMENT - 55.27%
HCA - The Healthcare Corp. . . . . . . . . . . .     283,800   8,620,425
Health Management Associates, Inc.*. . . . . . .     200,000   2,612,500
LifePoint Hospitals, Inc.* . . . . . . . . . . .     330,000   7,342,500
Province Healthcare Co.* . . . . . . . . . . . .     172,000   6,213,500
Quorum Health Group, Inc.* . . . . . . . . . . .     416,000   4,290,000
Tenet Healthcare Corp.*. . . . . . . . . . . . .     256,000   6,912,000
Triad Hospitals, Inc.* . . . . . . . . . . . . .     408,000   9,868,500
Universal Health Services, Inc.* . . . . . . . .      68,000   4,488,000
                                                               ----------
                                                              50,347,425
                                                               ----------

MAJOR PHARMACEUTICALS, GENERICS, AND OTHER
PHARMACEUTICALS - 8.32%
American Home Products Corp. . . . . . . . . . .      16,500     969,375
Bristol-Myers Squibb Co. . . . . . . . . . . . .      32,400   1,887,300
Merck KgaA (Germany) (Note 6). . . . . . . . . .      48,000   1,463,192
Schering-Plough Corp.. . . . . . . . . . . . . .      41,200   2,080,600
Watson Pharmaceuticals, Inc.*. . . . . . . . . .      22,000   1,182,500
                                                               ----------
                                                               7,582,967
                                                               ----------


MEDICAL PRODUCTS AND HOSPITAL SUPPLIERS - 20.31%
Abbott Laboratories. . . . . . . . . . . . . . .      48,000   2,139,000
Acuson Corp.*. . . . . . . . . . . . . . . . . .     140,000   1,890,000
Baxter International, Inc. . . . . . . . . . . .      39,300   2,763,281
Beckman Coulter, Inc.. . . . . . . . . . . . . .       4,075     237,878
Becton, Dickinson & Co.* . . . . . . . . . . . .     112,000   3,213,000
Cerner Corp.*. . . . . . . . . . . . . . . . . .      24,000     654,000
Edwards Lifesciences Corp.*. . . . . . . . . . .       7,860     150,322
Hillenbrand Industries, Inc. . . . . . . . . . .      86,000   2,692,875
IDX Systems Corp.* . . . . . . . . . . . . . . .      75,000   1,059,375
Sybron International Corp.*. . . . . . . . . . .     187,000   3,704,938
                                                               ----------
                                                              18,504,669
                                                               ----------





The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2000  (unaudited)




                                            SHARES/
                                           PRINCIPAL       VALUE
                                             AMOUNT      (NOTE 2)
                                          ------------  -----------
NURSING CARE FACILITIES - 2.15%
Manor Care, Inc.*. . . . . . . . . . . .      280,000   $1,960,000
                                                        -----------

TOTAL COMMON STOCK
 (Identified Cost $71,677,669) . . . . .                87,779,664
                                                        -----------

SHORT-TERM INVESTMENTS - 4.36%
Dreyfus Treasury Cash Management Fund. .      979,964      979,964
Fannie Mae Discount Note, 7/20/2000. . .  $ 3,000,000    2,990,736
                                                        -----------

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $3,969,477) . . . . . .                 3,970,700
                                                        -----------

TOTAL INVESTMENTS - 100.71%
(Identified Cost $75,647,146). . . . . .                91,750,364

OTHER ASSETS, LESS LIABILITIES - (0.71)%                 (647,740)
                                                        -----------

NET ASSETS - 100%. . . . . . . . . . . .               $91,102,624
                                                       ============





*  Non-income  producing  security




FEDERAL TAX INFORMATION:


At June 30, 2000, the net unrealized appreciation based on identified cost for federal  income tax purposes of $75,647,146 was as follows:
Unrealized appreciation . . . . . . . . . . . . . . . . . . . . . . .  $21,215,823

Unrealized depreciation . . . . . . . . . . . . . . . . . . . . . . .   (5,112,605)
                                                                       ------------

UNREALIZED APPRECIATION - NET . . . . . . . . . . . . . . . . . . . .  $16,103,218
                                                                       ============




The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENT  OF  ASSETS  AND  LIABILITIES  (UNAUDITED)



JUNE 30, 2000

ASSETS:
Investments, at value (identified cost $75,647,146)(Note 2)  $91,750,364
Foreign currency, at value (cost $27,612) . . . . . . . . .       28,838
Receivable for securities sold. . . . . . . . . . . . . . .      996,907
Dividends receivable. . . . . . . . . . . . . . . . . . . .        7,912
Foreign tax reclaim receivable. . . . . . . . . . . . . . .        6,404
                                                             ------------

TOTAL ASSETS. . . . . . . . . . . . . . . . . . . . . . . .   92,790,425
                                                             ------------

LIABILITIES:

Accrued management fee (Note 3) . . . . . . . . . . . . . .       71,732
Accrued fund accounting fees (Note 3) . . . . . . . . . . .        3,722
Accrued director's fees (Note 3). . . . . . . . . . . . . .        3,332
Payable for securities purchased. . . . . . . . . . . . . .    1,486,440
Payable for fund shares repurchased . . . . . . . . . . . .       89,419
Audit fee payable . . . . . . . . . . . . . . . . . . . . .       12,988
Printing and postage fees payable . . . . . . . . . . . . .        9,133
Other payables and accrued expenses . . . . . . . . . . . .       11,035
                                                             ------------

TOTAL LIABILITIES . . . . . . . . . . . . . . . . . . . . .    1,687,801
                                                             ------------

NET ASSETS FOR 6,993,651 SHARES
   OUTSTANDING. . . . . . . . . . . . . . . . . . . . . . .  $91,102,624
                                                             ============

NET ASSETS CONSIST OF:

Capital stock . . . . . . . . . . . . . . . . . . . . . . .  $    69,937
Additional paid-in-capital. . . . . . . . . . . . . . . . .   68,729,399
Undistributed net investment loss . . . . . . . . . . . . .     (206,183)
Accumulated net realized gain on investments. . . . . . . .    6,404,680
Net unrealized appreciation on investments. . . . . . . . .   16,104,791
                                                             ------------

TOTAL NET ASSETS. . . . . . . . . . . . . . . . . . . . . .  $91,102,624
                                                             ============

NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   ($91,102,624/6,993,651 shares) . . . . . . . . . . . . .  $     13.03
                                                             ============





The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENT  OF  OPERATIONS  (UNAUDITED)



FOR THE SIX MONTHS ENDED JUNE 30, 2000


INVESTMENT INCOME:
Dividends (net of foreign taxes withheld $3,672) . . . . . . . . .  $   153,995
Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      108,724
                                                                    ------------

Total Investment Income. . . . . . . . . . . . . . . . . . . . . .      262,719
                                                                    ------------


EXPENSES:

Management fee  (Note 3) . . . . . . . . . . . . . . . . . . . . .      423,161
Fund accounting fees (Note 3). . . . . . . . . . . . . . . . . . .       11,672
Director's fees (Note 3) . . . . . . . . . . . . . . . . . . . . .        3,332
Custodian fee. . . . . . . . . . . . . . . . . . . . . . . . . . .       12,432
Audit fee. . . . . . . . . . . . . . . . . . . . . . . . . . . . .       11,811
Miscellaneous. . . . . . . . . . . . . . . . . . . . . . . . . . .        8,537
                                                                    ------------

Total Expenses . . . . . . . . . . . . . . . . . . . . . . . . . .      470,945
                                                                    ------------

NET INVESTMENT INCOME. . . . . . . . . . . . . . . . . . . . . . .     (208,226)
                                                                    ------------

REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:

Net realized gain on investments and other assets and liabilities.    5,582,539
Net change in unrealized depreciation on investments
   and other assets and liabilities. . . . . . . . . . . . . . . .   10,819,443
                                                                    ------------

NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS. . . . . . . . . . . . . . . . . . . . . . . . .   16,401,982
                                                                    ------------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS . . . . . . . . . . . . . . . . . . . . . . . .  $16,193,756
                                                                    ============




The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENTS  OF  CHANGES  IN  NET  ASSETS




                                                                                    FOR THE PERIOD
                                                         FOR THE SIX MONTHS      11/5/99 (RECOMMENCEMENT
                                                            ENDED 6/30/00          OF OPERATIONS) TO
                                                             (UNAUDITED)            12/31/99
                                                        -------------------------  -----------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income. . . . . . . . . . . . . . . . .  $               (208,226)  $     2,042
Net realized gain on investments . . . . . . . . . . .                 5,582,539       822,141
Net change in unrealized appreciation
    on investments . . . . . . . . . . . . . . . . . .                10,819,443     5,285,348
                                                        -------------------------  -----------

Net increase from operations . . . . . . . . . . . . .                16,193,756     6,109,531
                                                        -------------------------  -----------

CAPITAL STOCK ISSUED AND
 REPURCHASED:

Net increase (decrease) from capital share
   transactions (Note 5) . . . . . . . . . . . . . . .                (7,861,290)   76,660,627
                                                        -------------------------  -----------

Net increase in net assets . . . . . . . . . . . . . .                 8,332,466    82,770,158

NET ASSETS:

Beginning of period. . . . . . . . . . . . . . . . . .                82,770,158            --
                                                        -------------------------  -----------

END OF PERIOD (including undistributed net investment
   income of $(206,183) and $2,043, respectively). . .  $             91,102,624   $82,770,158
                                                        =========================  ===========




The  accompanying  notes  are  an  integral  part  of  the financial statements.

FINANCIAL  HIGHLIGHTS



                                                FOR THE SIX MONTHS    FOR THE PERIOD    FOR THE PERIOD
                                                   ENDED 6/30/00        11/5/99 1           1/1/95 TO
                                                      (UNAUDITED)      TO 12/31/99          9/21/95 4
                                               --------------------  -----------------  ----------------
PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING  OF PERIOD. . . .  $             10.80   $         10.00   $         10.43
                                               --------------------  ----------------  ----------------

Income from investment operations:
   Net investment income. . . . . . . . . . .                (0.03)               --              0.06
   Net realized and unrealized gain
    on investments. . . . . . . . . . . . . .                 2.26              0.80              4.02
                                               --------------------  ----------------  ----------------

Total from investment operations. . . . . . .                 2.23              0.80              4.08
                                               --------------------  ----------------  ----------------

Less distributions to shareholders:
   From net investment income . . . . . . . .                   --                --             (0.06)
   From net realized gain on investments. . .                   --                --             (6.59)
   Redemption of capitalization . . . . . . .                   --                --             (7.86)
                                               --------------------  ----------------  ----------------

Total distributions to shareholder. . . . . .                   --                --            (14.51)
                                               --------------------  ----------------  ----------------

NET ASSET VALUE - END OF PERIOD . . . . . . .  $             13.03   $         10.80   $          0.00
                                               ====================  ================  ================


Total return 2. . . . . . . . . . . . . . . .                20.65%             8.00%            41.07%

Ratios of expenses (to average net assets) /
    Supplemental Data:
    Expenses. . . . . . . . . . . . . . . . .               1.11%3            1.22%3            1.06%3
    Net investment income (loss). . . . . . .             (0.49%)3            0.02%3            0.57%3
    Portfolio turnover. . . . . . . . . . . .                   42%               10%               28%

NET ASSETS - END OF PERIOD
   (000'S OMITTED). . . . . . . . . . . . . .  $            91,103   $        82,770                --
                                               ====================  ================  ================






1  Recommencement  of  operations.
2 Represents aggregate total return for the period indicated, and assumes reinvestment of distributions.
     3  Annualized.
4  Date  of  complete  redemption.



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Notes  to  Financial  Statements  (unaudited)

1.     ORGANIZATION

Life Sciences Series (the "Series") is a no-load diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

On November 5, 1999, the Series resumed sales of shares to advisory clients and employees of Manning & Napier Advisors, Inc. (the "Advisor") dba Exeter Asset Management, and its affiliates. Previously, the Series was available from time to time to employees and advisory clients of Manning & Napier Advisors, Inc.

The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of June 30, 2000, 1.4 billion shares have been designated in total among 28 series, of which 50 million have been designated as Life Sciences Series Class A Common Stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES

SECURITY  VALUATION
Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund's pricing service.

Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices provided by the Fund's pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund.

FEDERAL  INCOME  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent the Series distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Notes  to  Financial  Statements  (unaudited)

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions  to  shareholders  of  net  investment  income  are made annually.
Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, foreign denominated investments or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Series may periodically make reclassifications among its capital accounts without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.     TRANSACTIONS  WITH  AFFILIATES

The Fund has an investment advisory agreement with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1% of the Series' average daily net assets.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. These services are provided at no additional cost to the Series.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Effective April 2000 the Advisor became the Fund's accounting services agent. For these services, the Fund will pay the Advisor a fee of 0.04% of each Series' daily net assets calculated daily and payable monthly, with a minimum annual fee of $48,000 per Series. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. under which BISYS will serve as sub-accounting services agent.

Notes  to  Financial  Statements  (unaudited)

4.     PURCHASES  AND  SALES  OF  SECURITIES

For the six months ended June 30, 2000, purchases and sales of securities, other than United States Government securities and short-term securities, were $33,773,553 and $40,288,598, respectively.


5.     CAPITAL  STOCK  TRANSACTIONS
     Transactions  in  shares  of  Life  Sciences  Series  Class  A Shares were:




                                                     FOR THE PERIOD 11/5/99
                                                       (RECOMMENCEMENT OF
                     FOR THE SIX MONTHS                     OPERATIONS)
                        ENDED 6/30/00                      TO 12/31/99
                   -----------------------            --------------------
                     Shares              Amount        Shares       Amount
             -----------------------  -------------  ----------  ------------
Sold. . . .                 207,162   $  2,321,723   7,802,706   $78,090,749
Repurchased                (877,630)   (10,183,013)   (138,587)   (1,430,122)
             -----------------------  -------------  ----------  ------------
Total . . .                (670,468)  $ (7,861,290)  7,664,119   $76,660,627
             =======================  =============  ==========  ============



A significant portion of the Series shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.     FOREIGN  SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable domestic companies and the United States Government.

Exeter  Fund,  Inc.
Semi-Annual  Report
June  30,  2000
Global  Fixed  Income  Series

Management  Discussion  and  Analysis  (unaudited)

DEAR  SHAREHOLDERS:

The Global Fixed Income Series has been open for almost three years now, and while the Latin American financial crisis of 1997-1998 was the specific investment catalyst that triggered the activation of the Series, the broader reason for its existence is to allow us access to the greatest number of fixed income investment opportunities possible.

The trigger behind the activation of the Global Fixed Income Series was the sell-off of Latin American debt (specifically Brazil, Argentina, and Mexico) in 1997. This sell-off occurred in sympathy with the problems in the Pacific Rim, although there were problems specific to the Latin American countries that also affected bond values there. Many of those problems have since been addressed, especially in Brazil. The turnaround over the last 18 months has been remarkable. Allowing its currency to float and addressing many of its fiscal problems set the stage for the turnaround. Today, Brazil's interest rates are falling. The country is running a modest trade surplus, and attracting foreign capital has become much easier. Unfortunately, an increase in risk premiums due to tighter monetary policies in the U.S. has caused the dollar-denominated securities of Brazil to lag through the first six months of this year.

Argentina's economy has not fared as well as Brazil's since its currency is still pegged to the U.S. dollar. Argentina has also suffered from higher required risk premiums, and given both factors, the Series has reduced its exposure to dollar-denominated Argentinean debt. Mexico continues to benefit from its proximity to the U.S. and rising oil prices. It is close to being assigned an investment grade rating and its bonds have performed nicely through the first half of this year. The lone concern with Mexico at this point in time is the uncertainty surrounding the results of the recent election.

The fixed income markets were especially unfriendly in 1999, but this year the fixed income environment has been much more hospitable. Interest rates on the long end of the U.S. yield curve have moved lower since the start of the year. Interest rates on securities with maturities of two to five years have remained basically unchanged. The divergence can be traced to two factors. First, the Federal Reserve Bank has continued to raise the Fed Funds rate, which exerts an upward influence on rates on short-term securities. At the same time, the Fed's actions have become more aggressive, leading the long end of the yield curve to move lower due to the belief that the rate of economic growth will ultimately slow. And second, the U.S. is expected to run a budget surplus in excess of $200 billion this year. That has allowed the U.S. Treasury to institute a security buyback program that has been focused on long-term securities. For intermediate securities, the effect of the Fed's actions on short-term interest rates has been offset by the economic factors affecting long bonds, and rates have been largely unchanged. Long-term interest rates fell because the reaction to the Fed's changes and the Treasury buyback worked together to reduce rates.

Unfortunately, not all sectors of the fixed income markets have benefited. The most notable underperformance has been in the corporate/yankee bond sector, a sector in which the Series is heavily weighted. Issuance in that sector remains high, and if the Fed pushes up short rates enough to cause the economy to slow, one would expect credit quality to deteriorate. It is important to note, however, that this sector is generating positive returns, which was not the case in 1999, and we believe that over the longer term the securities that we hold in this sector will outperform U.S. Treasuries. We believe that the Global Fixed Income Series has opened investment opportunities to us that we would not otherwise have. The performance of the Latin American holdings, while volatile, should in the long run allow the Series to outperform its benchmarks. It due to opportunities such as these that the Global Fixed Income Series is an important part of the fixed income process at Manning & Napier.

We appreciate your business, and we hope that you and your families continue to prosper as we move through the year.

Sincerely,

EXETER  ASSET  MANAGEMENT

Management  Discussion  and  Analysis  (unaudited)

[graphic]
[pie  chart]

Portfolio  Composition*  -  As  of  June  30,  2000

Argentina  Government  -  2.75%
Australia  Government  -  8.66%
Brazil  Government  -  5.83%
Canada  Government  -  17.26%
Israel  Government  -  2.43%
Italy  Government  -  4.14%
Mexico  Government  -  3.79%
New  Zealand  Government  -  1.56%
South  Africa  Government  -  2.41%
Spain  Government  -  3.45%
United  Kingdom  Government  -  5.44%
Corporate  Bonds  -  38.84%
Cash,  short-term  investments,  and  other  assets,  less  liabilities  - 3.44%

*  As  a  percentage  of  net  assets.

Performance  Update  as  of  June  30,  2000  (unaudited)

Exeter  Fund,  Inc.
Global  Fixed  Income  Series

                                 Total  Return
Through     Growth  of  $10,000                  Average
06/30/00     Investment           Cumulative      Annual
One  Year     $10,322               3.22%         3.22%
Inception  1  $10,977               9.77%         3.55%


Merrill  Lynch  Global  Government  Bond  Index

                                  Total  Return
Through     Growth  of  $10,000                  Average
06/30/00     Investment           Cumulative     Annual
One  Year     $10,525               5.25%         5.25%
Inception  1  $11,149              11.49%         4.16%


Merrill  Lynch  U.S.  Treasury  Bond  Index

                                  Total  Return
Through     Growth  of  $10,000                   Average
06/30/00     Investment            Cumulative     Annual
One  Year     $10,536                 5.36%        5.36%
Inception  1  $11,495                14.95%        5.36%


The value of a $10,000 investment in the Exeter Fund, Inc. - Global Fixed Income Series from its inception (10/31/97) to present (6/30/00) as compared to the Merrill Lynch Global Government Bond Index and the Merrill Lynch U.S. Treasury Bond Index. 2

[graphic]
[line  chart]

Data  for  line  chart  to  follow:



              Exeter Fund, Inc.       Merrill Lynch Global        Merrill Lynch
Date      Global Fixed Income Series  Government Bond Index  U.S. Treasury Bond Index
10/31/97                      10,000                 10,000                    10,000
12/31/97                      10,200                  9,841                    10,161
12/31/98                      10,483                 11,231                    11,180
12/31/99                      10,977                 11,045                    10,913
06/30/00                      10,977                 11,149                    11,495



1 Performance numbers for the Series and Indices are calculated from October 31, 1997, the Series' inception date. The Series' performance is historical and may not be indicative of future results.

2 The unmanaged Merrill Lynch Global Government Bond Index is a market value weighted measure of approximately 500 Global Government bonds
The unmanaged Merrill Lynch U.S. Treasury Bond Index is a market value weighted measure of approximately 140 U.S. Treasury bonds. The Indices' returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees or expenses.

Investment  Portfolio  -  June  30,  2000  (unaudited)



                                                                     PRINCIPAL     VALUE
                                                         CURRENCY     AMOUNT     (NOTE 2)
                                                        ----------  ----------  -----------
GOVERNMENT SECURITIES - 57.72%
ARGENTINA - 2.75%
       Republic of Argentina, 11.375%, 1/30/2017
       (Identified Cost $2,097,500). . . . . . . . . .  USD          2,500,000  $2,236,250
                                                                                -----------

AUSTRALIA - 8.66%
       Australian Government, 8.75%, 1/15/2001 . . . .  AUD          5,320,000   3,240,737
       Australian Government, 6.75%, 11/15/2006. . . .  AUD          6,140,000   3,811,001
                                                                                -----------

      TOTAL AUSTRALIAN SECURITIES
       (Identified Cost $8,269,396). . . . . . . . . .                           7,051,738
                                                                                -----------

BRAZIL - 5.83%
       Federal Republic of Brazil, 10.125%, 5/15/2027
       (Identified Cost $4,965,000). . . . . . . . . .  USD          6,000,000   4,743,900
                                                                                -----------

CANADA - 17.26%
       Canadian Government, 5.50%, 9/1/2002. . . . . .  CAD          3,745,000   2,501,774
       Canadian Government, 7.25%, 6/1/2007. . . . . .  CAD         11,745,000   8,496,735
       Canadian Government, 6.00%, 6/1/2008. . . . . .  CAD          4,500,000   3,052,423
                                                                                -----------

      TOTAL CANADIAN SECURITIES
        (Identified Cost $14,739,167). . . . . . . . .                           14,050,932
                                                                                -----------

ISRAEL - 2.43%
       State of Israel, 7.75%, 3/15/2010
       (Identified Cost $1,990,711). . . . . . . . . .  USD          2,000,000   1,974,684
                                                                                -----------

ITALY - 4.14%
       Buoni Poliennali del Tesoro, 6.25%, 3/1/2002
      (Identified Cost $3,970,265) . . . . . . . . . .  EUR          3,460,255   3,374,362
                                                                                -----------

MEXICO - 3.79%
       United Mexican States, 11.50%, 5/15/2026
        (Identified Cost $2,301,000) . . . . . . . . .  USD          2,600,000   3,084,250
                                                                                -----------

NEW ZEALAND - 1.56%
       New Zealand Government, 8.00%, 11/15/2006
       (Identified Cost $1,723,457). . . . . . . . . .  NZD          2,550,000   1,269,887
                                                                                -----------

SOUTH AFRICA - 2.41%
       Republic of  South Africa, 9.125%, 5/19/2009
       (Identified Cost $2,036,974). . . . . . . . . .  USD          2,000,000   1,960,000
                                                                                -----------

SPAIN - 3.45%
       Bonos Y Oblig Del Estado, 7.90%, 2/28/2002
       (Identified Cost $3,477,955). . . . . . . . . .  EUR          2,812,737   2,812,979
                                                                                -----------




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2000  (unaudited)



                                                                             PRINCIPAL
                                                                               AMOUNT/      VALUE
                                                                 CURRENCY     SHARES     (NOTE 2)
                                                                -----------  ---------  -----------
UNITED KINGDOM - 5.44%
       United Kingdom Bond, 8.00%, 12/07/2000
       (Identified Cost $4,947,671). . . . . . . . . . . . . .  BP           2,900,000  $4,426,894
                                                                                        -----------

TOTAL GOVERNMENT SECURITIES
   (Identified Cost $50,519,096) . . . . . . . . . . . . . . .                           46,985,876
                                                                                        -----------


CORPORATE BONDS - 38.84%
       Asia Pulp & Paper, 3.50%, 4/30/2003 (Mauritius) . . . .  USD          5,000,000   3,675,000
       Bayer Corp., 6.20%, 2/15/2028 (United States) . . . . .  USD          2,000,000   1,876,420
       Canadian National Railway, 6.90%, 7/15/2028 (Canada). .  USD          3,000,000   2,604,654
       Conseco, Inc., 6.40%, 6/15/2001 (United States) . . . .  USD          2,000,000   1,580,000
       General Electric, 7.44%, 12/11/2002 (United States) . .  USD          1,300,000   1,306,890
       Gulf Canada Resources, 8.375%, 11/15/2005 (Canada). . .  USD          2,000,000   1,980,000
       Merrill Lynch & Co., Stock Linked Note (Telebras),
          11/28/2003 (United States) . . . . . . . . . . . . .  USD          5,000,000   5,381,240
       Motorola, Inc., 6.50%, 9/1/2025  (United States). . . .  USD          3,000,000   2,892,735
       Oracle Corp., 6.91%, 2/15/2007 (United States). . . . .  USD          2,000,000   1,919,750
       PDVSA Finance Ltd., 8.75%, 2/15/2004 (Cayman Islands) .  USD          1,876,000   1,847,860
       Pemex Finance Ltd., 5.72%, 11/15/2003 (Cayman Islands).  USD          2,187,500   2,126,513
       Pemex Finance Ltd., 6.125%, 11/15/2003 (Cayman Islands)  USD            466,667     451,122
       Tembec Industries, Inc., 8.625%, 6/30/2009 (Canada) . .  USD            250,000     240,000
       Xerox Corp., 6.25%, 11/15/2026 (United States). . . . .  USD          3,990,000   3,742,061
                                                                                        -----------

TOTAL CORPORATE BONDS
(Identified Cost $33,788,454). . . . . . . . . . . . . . . . .                          31,624,245
                                                                                        -----------

SHORT-TERM INVESTMENTS - 0.66%
       Dreyfus Treasury Cash Management Fund
        (Identified Cost $535,480) . . . . . . . . . . . . . .                  535,480    535,480
                                                                                        -----------

TOTAL INVESTMENTS - 97.22%
(Identified Cost $84,843,030). . . . . . . . . . . . . . . . .                          79,145,601

OTHER ASSETS, LESS LIABILITIES - 2.78% . . . . . . . . . . . .                           2,264,035
                                                                                        -----------

NET ASSETS -100% . . . . . . . . . . . . . . . . . . . . . . .                         $81,409,636
                                                                                       ===========



KEY:

AUD-  Australian  Dollar                 BP-  British  Pound
CAD-  Canadian  Dollar                   EUR-  Euro  Dollar
NZD-  New  Zealand  Dollar               USD-  United  States  Dollar


The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2000  (unaudited)


FEDERAL  TAX  INFORMATION:

At June 30, 2000, the net unrealized depreciation based on identified cost for federal tax purposes of $84,843,030 was as follows:

Unrealized appreciation            $1,443,457
Unrealized depreciation            (7,140,886)
                                   -----------

UNREALIZED DEPRECIATION - NET     $(5,697,429)
                                  ============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENT  OF  ASSETS  AND  LIABILITIES  (UNAUDITED)

JUNE  30,  2000




ASSETS:
Investments, at value (identified cost $84,843,030)(Note 2). .  $79,145,601
Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,036,870
Foreign currency, at value (cost $551,268) . . . . . . . . . .      554,085
Interest receivable. . . . . . . . . . . . . . . . . . . . . .    1,143,027
Receivable for fund shares sold. . . . . . . . . . . . . . . .      173,480
Foreign tax reclaims receivable. . . . . . . . . . . . . . . .        4,619
                                                                ------------

TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . . . . . .   82,057,682
                                                                ------------

LIABILITIES:

Accrued management fees (Note 3) . . . . . . . . . . . . . . .       66,054
Accrued directors' fees (Note 3) . . . . . . . . . . . . . . .        3,377
Accrued fund accounting fees (Note 3). . . . . . . . . . . . .        3,361
Payable for fund shares repurchased. . . . . . . . . . . . . .      515,957
Registration and filing fees payable . . . . . . . . . . . . .       33,357
Custodian fees payable . . . . . . . . . . . . . . . . . . . .       12,867
Audit fee payable. . . . . . . . . . . . . . . . . . . . . . .       10,354
Other payables and accrued expenses. . . . . . . . . . . . . .        2,719
                                                                ------------

TOTAL LIABILITIES. . . . . . . . . . . . . . . . . . . . . . .      648,046
                                                                ------------

NET ASSETS FOR 8,599,388 SHARES OUTSTANDING. . . . . . . . . .  $81,409,636
                                                                ============

NET ASSETS CONSIST OF:
Capital stock. . . . . . . . . . . . . . . . . . . . . . . . .  $    85,994
Additional paid-in-capital . . . . . . . . . . . . . . . . . .   86,486,853
Undistributed net investment income. . . . . . . . . . . . . .    2,288,929
Accumulated net realized loss on investments . . . . . . . . .   (1,761,646)
Net unrealized depreciation on investments, foreign currency,
     and other assets and liabilities. . . . . . . . . . . . .   (5,690,494)
                                                                ------------

TOTAL NET ASSETS . . . . . . . . . . . . . . . . . . . . . . .  $81,409,636
                                                                ============

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE

($81,409,636/8,599,388 shares) . . . . . . . . . . . . . . . .  $      9.47
                                                                ============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENT  OF  OPERATIONS  (UNAUDITED)

FOR  THE  SIX  MONTHS  ENDED  JUNE  30,  2000




INVESTMENT INCOME:
Interest (net of foreign tax withheld, $2,139). .    $2,849,894
Dividends  . . . . . . . . . . . . . . . . . . . .        6,324
                                                    ------------

Total Investment Income . . . . . . . . . . . . .     2,856,218
                                                    ------------

EXPENSES:

Management fees (Note 3) . . . . . . . . . . . . .      425,469
Directors' fees (Note 3) . . . . . . . . . . . . .        3,332
Fund accounting fees (Note 3) . . . . . . . . . .        11,672
Custodian fee . . . . . . . . . . . . . . . . . .        14,948
Audit fee . . . . . . . . . . . . . . . . . . . .        13,176
Miscellaneous . . . . . . . . . . . . . . . . . .        27,701
                                                    ------------

Total Expenses . . . . . . . . . . . . . . . . .        496,298
                                                    ------------

NET INVESTMENT INCOME . . . . . . . . . . . . .       2,359,920
                                                    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
Net realized loss on-
Investments . . . . . . . . . . . . . . . . . . .     (354,596)
Foreign currency and other assets and liabilities     (371,410)
                                                    ------------
                                                      (726,006)
                                                    ------------

Net change in unrealized depreciation on-
Investments . . . . . . . . . . . . . . . . . . .    (1,741,235)
Foreign currency and other assets and liabilities        10,770
                                                    ------------
                                                     (1,730,465)
                                                    ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS . . . . . . . . . . . . . . . . .     (2,456,471)
                                                    ------------

NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS . . . . . . . . . . . . . . . .     $  (96,551)
                                                    ============




The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENTS  OF  CHANGES  IN  NET  ASSETS





                                                            FOR THE SIX MONTHS
                                                              ENDED 6/30/00        FOR THE YEAR
                                                               (UNAUDITED)        ENDED 12/31/99
                                                           --------------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income . . . . . . . . . . . . . . . . . .  $         2,359,920   $     5,604,227
Net realized loss on investments. . . . . . . . . . . . .             (726,006)         (488,519)
Net change in unrealized depreciation on investments and
     foreign currency . . . . . . . . . . . . . . . . . .           (1,730,465)         (539,921)
                                                           --------------------  ----------------
Net increase (decrease) from operations . . . . . . . . .              (96,551)        4,575,787
                                                           --------------------  ----------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE2):

From net investment income. . . . . . . . . . . . . . . .                   --        (5,888,207)
From realized gain on investments . . . . . . . . . . . .                   --           (17,549)
                                                           --------------------  ----------------
Total distribution to shareholders. . . . . . . . . . . .                   --        (5,905,756)
                                                           --------------------  ----------------

CAPITAL STOCK ISSUED AND REPURCHASED:
Net decrease from capital share
    transactions (Note 5) . . . . . . . . . . . . . . . .          (10,154,781)      (25,801,780)
                                                           --------------------  ----------------

Net decrease in net assets. . . . . . . . . . . . . . . .          (10,251,332)      (27,131,749)

NET ASSETS:
Beginning of period . . . . . . . . . . . . . . . . . . .           91,660,968       118,792,717
                                                           --------------------  ----------------

END OF PERIOD (including undistributed net investment
  income of  $2,288,929 and $(70,991), respectively). . .           81,409,636   $    91,660,968
                                                           ====================  ================




The  accompanying  notes  are  an  integral  part  of  the financial statements.

FINANCIAL  HIGHLIGHTS



                                                FOR THE SIX MONTHS                                  FOR THE PERIOD
                                                   ENDED 06/30/00          FOR THE YEARS ENDED      10/31/97* TO
                                                     (UNAUDITED)          12/31/99       12/31/98    12/31/97
                                                 -------------------  ----------------- ----------  ----------
Per share data (for a share outstanding
throughout each period):
Net asset value  - Beginning of period. . . .  $               9.47   $          9.66   $   10.12   $  10.00
                                               ---------------------  ----------------  ----------  ---------
Income from investment operations:
  Net investment income . . . . . . . . . . .                  0.26              0.61        0.60       0.08
  Net realized and unrealized gain (loss) on
     investments. . . . . . . . . . . . . . .                 (0.26)            (0.16)      (0.32)      0.12
                                               ---------------------  ----------------  ----------  ---------
Total from investment operations. . . . . . .                    --              0.45        0.28       0.20
                                               ---------------------  ----------------  ----------  ---------

Less distributions to shareholders:
  From net investment income. . . . . . . . .                    --             (0.64)      (0.63)     (0.08)
  From realized gain on investments . . . . .                    --             (0.00)      (0.11)        --
                                               ---------------------  ----------------  ----------  ---------
Total distributions to shareholders . . . . .                    --             (0.64)      (0.74)     (0.08)
                                               ---------------------  ----------------  ----------  ---------

NET ASSET VALUE- END OF PERIOD. . . . . . . .  $               9.47   $          9.47   $    9.66   $  10.12
                                               =====================  ================  ==========  =========
Total return 1. . . . . . . . . . . . . . . .                  0.00%             4.71%       2.78%      2.00%
Ratios to average net assets/
  Supplemental Data:
   Expenses . . . . . . . . . . . . . . . . .                1.16%2              1.10%       1.10%    1.09%2
   Net investment income. . . . . . . . . . .                5.53%2              5.42%       5.75%    4.75%2

Portfolio turnover. . . . . . . . . . . . . .                     7%               10%         29%         3%

NET ASSETS-END OF PERIOD (000'S OMITTED). . .  $             81,410   $        91,661   $ 118,793   $127,172
                                               =====================  ================  ==========  =========



1 Represents aggregate total return for the period indicated, and assumes reinvestment of distributions.
2  Annualized.
*  Commencement  of  operations.


The  accompanying  notes  are  an  integral  part  of  the financial statements.

Notes  to  Financial  Statements  (unaudited)

1.     ORGANIZATION
Global Fixed Income Series (the "Series") is a no-load non-diversified series of Exeter Fund Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Shares of the Series are offered to clients and employees of Manning & Napier Advisors, Inc. (the "Advisor") dba Exeter Asset Management, and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of June 30, 2000, 1.4 billion shares have been designated in total among 28 series, of which 50 million have been designated as Global Fixed Income Series Common Stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES
SECURITY  VALUATION
Portfolio securities, including corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is traded most extensively. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund's pricing service.

Debt securities, including domestic and foreign government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices provided by the Fund's pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on the date the securities are purchased or sold. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund.

FEDERAL  INCOME  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent the Series distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Notes  to  Financial  Statements  (unaudited)

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions  to  shareholders  of  net  investment  income  are made annually.
Distributions of net realized gains are made at least annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, foreign denominated investments or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Series may periodically make reclassifications among its capital accounts without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

FOREIGN  CURRENCY  TRANSLATION
The accounting records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: a) investment securities, other assets and liabilities are converted to U.S. dollars based upon current exchange rates; and b) purchase and sales of securities and income and expenses are converted into U.S. dollars based upon the currency exchange rates prevailing on the respective dates of such transactions.

Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. The portion of both realized and unrealized gains and losses on investment that result from fluctuations in foreign currency exchange rates is not separately stated.

FORWARD  FOREIGN  CURRENCY  EXCHANGE  CONTRACTS
The Series may purchase or sell forward foreign currency exchange contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

All forward foreign currency contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has been closed. Realized and unrealized gain or loss arising from a transaction is included in net realized and unrealized gain (loss) from foreign currency and forward foreign currency exchange contracts.

The Series regularly trades forward foreign currency exchange contracts with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to changes in foreign currency exchange rates.

The notional or contractual amount of these instruments represents the investment the Series has in forward foreign currency exchange contracts and does not necessarily represent the amounts potentially at risk. The measurement of the risks associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered.

At June 30, 2000, the Series had no open forward foreign currency exchange contracts.

Notes  to  Financial  Statements  (unaudited)

OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.     TRANSACTIONS  WITH  AFFILIATES
The Fund has an investment advisory agreement with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1% of the Series' average daily net assets.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. These services are provided at no additional cost to the Series.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Effective April 2000 the Advisor became the Fund's accounting services agent. For these services, the Fund will pay the Advisor a fee of 0.04% of each Series' daily net assets calculated daily and payable monthly, with a minimum annual fee of $48,000 per Series. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. under which BISYS will serve as sub-accounting services agent.

4.     PURCHASES  AND  SALES  OF  SECURITIES
For the six months ended June 30, 2000, purchases and sales of securities, other than United States Government securities and short-term securities, were $5,598,190 and $7,062,629, respectively. Purchases and sales of United States Government securities, other than short-term securities were $0 and $5,307,040, respectively.

Notes  to  Financial  Statements  (unaudited)

5.     CAPITAL  STOCK  TRANSACTIONS
Transactions  in  shares  of  Global  Fixed  Income  Series  were:




                           For the Six Months              For the Year
                              Ended 06/30/00              Ended 12/31/99
                            -------------------          ----------------
                   Shares              Amount         Shares        Amount
             -------------------  ----------------  -----------  -------------
Sold. . . .             574,904   $     5,401,117      519,125   $  5,044,723
Reinvested.                  --                --      612,441      5,746,614
Repurchased          (1,655,101)      (15,555,898)  (3,755,364)   (36,593,117)
             -------------------  ----------------  -----------  -------------
Total . . .          (1,080,197)  $   (10,154,781)  (2,623,798)  $(25,801,780)
             ===================  ================  ===========  =============



A significant portion of the Series shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.     FOREIGN  SECURITIES
Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than of those securities of comparable U.S. companies and the United States Government.

Exeter  Fund,  Inc.
Semi-Annual  Report
June  30,  2000
New  York  Tax  Exempt  Series

Management  Discussion  and  Analysis  (unaudited)



DEAR  SHAREHOLDERS:

Anyone who has ever invested in the fixed income markets, taxable or tax-exempt, knows what a pivotal role the economy plays in determining how those investments perform. Strong or accelerating growth typically hurts performance, while weak or decelerating growth tends to help. That is what makes the first half of 2000 so intriguing. Economic growth was especially strong during the first quarter. Nonetheless long-term interest rates fell and the yield curve inverted. Fixed income securities performed quite well during the first quarter. During the second quarter, growth appeared to slow, or at least lose some of its momentum, and interest rates moved sideways. Fixed income securities simply earned their coupons. What gives?

Let's start with the first quarter. The U.S. Treasury yield curve usually inverts because short-term interest rates rise faster than longer-term rates. Short rates rise as the Federal Reserve tightens monetary policy. The more the Fed tightens, the higher short rates go. At first, long rates rise in tandem with short rates, but at some point rising short rates increase the likelihood of slower economic growth and begin to offset some, if not all, of the inflationary pressures in the economy. Long rates decouple from short rates, rising less, not rising at all, or actually falling. Municipal bond yields typically follow suit.

That explains some of what happened during the first quarter. The Federal Reserve began raising short-term interest rates last June. They raised them twice more during the first quarter of this year. However, the closer the market feels the Fed comes to achieving its goal (i.e. non-inflationary economic growth), the more attractive longer-term bonds become. As the Fed has tightened, the demand for long bonds has risen, causing their prices to rise and longer-term yields to fall.

That does not, however, fully explain why longer-term yields were lower at the end of the first quarter. Expectations regarding the supply of U.S. Treasury securities changed as well. With the federal government running a budget surplus in the neighborhood of $200 billion, and projections of similar if not higher surpluses in the future, the supply of U.S. Treasury securities is expected to fall. Not only will issuance fall, but the U.S. Treasury also announced during the first quarter of the year that it would begin buying back U.S. Treasury securities. Those purchases are to be concentrated on the long end of the yield curve, reducing a maturity range that was not especially big to begin with. Falling supply in conjunction with the already-discussed rising demand explain why long-term interest rates fell during the first quarter. While not affected to the same degree, longer-term municipal yields fell as well.

During the second quarter, however, a string of economic releases suggested that growth was moderating and possibly even slowing. These releases included the National Association of Purchasing Managers report, the Bureau of Labor Statistics labor report, and the Commerce Department's retail sales report. Throw in relatively benign CPI and PPI releases for the month of May, and the tone of the market was suddenly quite different. Expectations of continued strong growth were replaced by cautious optimism and in some instances actual concern. While an up-tick in inflation remained a concern, the increase could be traced to the strong growth of the prior quarters, something the potential slower growth of future quarters would offset. The impact of the momentum shift on the fixed income markets was mixed. Long-term interest rates, which had moved up during the first half of the quarter, moved back down below 6.0% when the economic momentum changed. The shift in momentum that characterized the second quarter is an example of just how fickle the economy and the markets can be.

The net effect of the various changes in interest rates were positive. While most sectors of the municipal market posted negative returns in 1999, all posted positive returns through the first six months of 2000. The market's actions over the last six months also bode well for the New York Tax Exempt Series. The Series was positioned longer than its benchmark, the Merrill Lynch Intermediate Index, and consequently it outperformed the index.

Management  Discussion  and  Analysis  (unaudited)

Investors should always remember that municipal yields will fluctuate over time; sometimes the cyclical pressures will push them higher, and other times they will push lower. However, the secular factors that drove inflation lower over the last 15+ years remain in firmly place. Given this environment, we have been continuing to purchase high quality bonds with maturities over 15 years. These bonds have yields only slightly lower than comparable U.S. Treasury securities, and because the income they pay is free of federal tax, this difference is more than made up by the tax savings for investors in higher tax brackets.

We appreciate your business, and we hope that you and your families continue to prosper as we move through the year.

Sincerely,

EXETER  ASSET  MANAGEMENT


[graphic]
[pie  chart]

Portfolio  Composition  1  -  As  of  6/30/00
General  Obligation  Bonds  -  67.78%
Revenue  Bonds  -  31.78%
Certificate  of  Participation  -  0.44%

1  As  a  percentage  of  municipal  securities.

[graphic]
[pie  chart]

Quality  Ratings  2  -  As  of  6/30/00
Aaa  -  84.37%
Aa  -  13.56%
A  -  2.07%

2  Using  Moody's  Ratings, as a percentage of municipal securities (unaudited).

Performance  Update  as  of  June  30,  2000  (unaudited)

Exeter  Fund,  Inc.
New  York  Tax  Exempt  Series

                                 Total  Return
Through     Growth  of  $10,000                   Average
06/30/00     Investment            Cumulative     Annual

One  Year     $10,207              2.07%         2.07%
Five  Years   $12,624             26.24%         4.77%
Inception  1  $12,879             28.79%         4.00%


Merrill  Lynch  Intermediate  Municipal  Bond  Index

                                  Total  Return
Through     Growth  of  $10,000                  Average
06/30/00     Investment           Cumulative     Annual

One  Year     $10,441               4.41%        4.41%
Five  Years   $13,004              30.04%        5.39%
Inception  1  $13,640              36.40%        4.92%


The value of a $10,000 investment in the Exeter Fund, Inc. - New York Tax Exempt Series from its inception (1/17/94) to present (6/30/00) as compared to the Merrill Lynch Intermediate Municipal Bond Index. 2

[graphic]
[line  chart]

Data  for  line  chart  to  follow:



                Exeter Fund, Inc.                 Merrill Lynch
Date        New York Tax Exempt Series  Intermediate Municipal Bond Index
01/17/1994                      10,000                             10,000
12/31/1994                       9,318                              9,719
12/31/1995                      10,882                             11,020
12/31/1996                      11,243                             11,532
12/31/1997                      12,180                             12,419
12/31/1998                      12,853                             13,197
12/31/1999                      12,349                             13,196
06/30/2000                      12,879                             13,640



1 The Series and Index performance numbers are calculated from January 17, 1994, the Series' inception date. The Series' performance is historical and may not be indicative of future results.

2 The unmanaged Merrill Lynch Intermediate Municipal Bond Index is a market value weighted measure of approximately 120 municipal bonds issued across the United States. The Index is comprised of investment grade securities. Index returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees or expenses.

Investment  Portfolio  -  June  30,  2000  (unaudited)



                                                                                CREDIT
                                                                                RATING*       PRINCIPAL         VALUE
                                                                              (UNAUDITED)       AMOUNT        (NOTE 2)
                                                                              -----------  ----------------  -----------
 NEW YORK MUNICIPAL SECURITIES - 93.69%
Albany County, G.O. Bond, 5.75%, 6/1/2010. . . . . . . . . . . . . . . . . .  Aaa          $        200,000  $  207,078
Amherst Public Improvement, G.O. Bond, 4.625%, 3/1/2007. . . . . . . . . . .  Aaa                   200,000     195,722
Auburn Central School District, G.O. Bond, 4.55%, 12/1/2006. . . . . . . . .  Aaa                   385,000     375,737
Bayport-Blue Point Union Free School District, G.O. Bond,  5.60%, 6/15/2012.  Aaa                   250,000     255,462
Brighton Central School District, G.O. Bond, 5.40%, 6/1/2012 . . . . . . . .  Aaa                   250,000     253,200
Brockport Central School District, G.O. Bond, 5.50%, 6/15/2015 . . . . . . .  Aaa                   300,000     301,050
Broome County Public Safety, Certificate of Participation, 5.00%, 4/1/2006 .  Aaa                   250,000     250,972
Buffalo Municipal Water Authority, Revenue Bond, Series B,
  5.00%, 7/1/2019                                                             Aaa                 1,000,000     910,750
Buffalo Municipal Water Authority, Revenue Bond, Series A,
  5.00%, 7/1/2028                                                             Aaa                   750,000     661,118
Buffalo Schools, G.O. Bond, Series B, 5.05%,  2/1/2009 . . . . . . . . . . .  Aaa                   250,000     249,472
Buffalo, G.O. Bond, 5.00%, 12/1/2009 . . . . . . . . . . . . . . . . . . . .  Aaa                   150,000     149,104
Buffalo, G.O. Bond, Series A, 5.20%, 2/1/2010. . . . . . . . . . . . . . . .  Aaa                   250,000     251,260
Cattaraugus County Public Improvement, G.O. Bond, 5.00%,  8/1/2007 . . . . .  Aaa                   300,000     302,301
Chenango Forks Central School District, G.O. Bond, 5.80%, 6/15/2027. . . . .  Aaa                 1,100,000   1,118,524
Chittenango Central School District, G.O. Bond,  5.375%,  6/15/2016. . . . .  Aaa                   200,000     197,362
Colonie, G.O. Bond, 5.20%, 8/15/2008 . . . . . . . . . . . . . . . . . . . .  Aaa                   100,000     101,360
Cortlandville, G.O. Bond, 5.40%, 6/15/2013 . . . . . . . . . . . . . . . . .  Aaa                   155,000     156,094
Dryden Central School District, G.O. Bond, 5.50%, 6/15/2011. . . . . . . . .  Aaa                   200,000     203,344
East Aurora Union Free School District, G.O. Bond, 5.20%,  6/15/2011 . . . .  Aaa                   300,000     300,375
East Greenbush Central School District, G.O. Bond, 5.30%, 6/15/2015. . . . .  Aaa                 1,200,000   1,183,164
East Hampton, G.O. Bond, 4.625%, 1/15/2007 . . . . . . . . . . . . . . . . .  Aaa                   175,000     171,040
East Hampton, G.O. Bond, 4.625%, 1/15/2008 . . . . . . . . . . . . . . . . .  Aaa                   175,000     169,474
Eastchester Public Improvement, G.O. Bond, Series B, 4.90%,  10/15/2011. . .  Aaa                   385,000     374,878
Ellenville Central School District, G.O. Bond, 5.375%, 5/1/2009. . . . . . .  Aaa                   210,000     214,628
Ellenville Central School District, G.O. Bond, Series B, 5.70%, 5/1/2011 . .  Aaa                   700,000     728,819
Erie County, G.O. Bond, Series B, 5.50%,  6/15/2009. . . . . . . . . . . . .  Aaa                   100,000     102,669





The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2000  (unaudited)



                                                                                      CREDIT
                                                                                      RATING*    PRINCIPAL      VALUE
                                                                                    (UNAUDITED)    AMOUNT     (NOTE 2)
                                                                                    -----------  ----------  -----------
NEW YORK MUNICIPAL SECURITIES (continued)
Erie County, G.O. Bond, Series B, 5.50%, 6/15/2025 . . . . . . . . . . . . . . . .  Aaa          $  400,000  $  384,776
Fillmore Central School District, G.O. Bond, 5.25%, 6/15/2015. . . . . . . . . . .  Aaa             300,000     292,413
Gloversville City School District, G.O. Bond, 5.00%, 6/15/2005 . . . . . . . . . .  Aaa             350,000     354,281
Greene Central School District, G.O. Bond, 5.25%,  6/15/2012 . . . . . . . . . . .  Aaa             195,000     194,653
Guilderland School District, G.O. Bond, 4.90%, 6/15/2008 . . . . . . . . . . . . .  Aaa             370,000     368,498
Guilderland School District, G.O. Bond, 5.00%, 5/15/2014 . . . . . . . . . . . . .  Aaa             505,000     483,517
Guilderland School District, G.O. Bond, 5.00%, 5/15/2016 . . . . . . . . . . . . .  Aaa             400,000     375,752
Hamburg Central School District, G.O. Bond, 5.375%, 6/1/2014 . . . . . . . . . . .  Aaa             600,000     600,600
Hempstead Town - Pre-refunded Balance, G.O. Bond, Series B, 5.625%, 2/1/2010 . . .  Aaa              35,000      36,971
Hempstead Town - Unrefunded Balance, G.O. Bond, Series B, 5.625%, 2/1/2010 . . . .  Aaa             165,000     170,910
Holland Central School District, G.O. Bond, 6.125%, 6/15/2010. . . . . . . . . . .  Aaa             245,000     259,695
Huntington, G.O. Bond, 5.90%, 1/15/2007. . . . . . . . . . . . . . . . . . . . . .  Aaa             300,000     316,953
Huntington, G.O. Bond, 5.875%, 9/1/2009. . . . . . . . . . . . . . . . . . . . . .  Aaa             250,000     261,335
Indian River Central School District, G.O. Bond, Second Series, 4.30%, 12/15/2003.  Aaa             475,000     467,295
Irvington Union Free School District, G.O. Bond, Series B, 5.10%, 7/15/2005. . . .  Aaa             275,000     279,535
Islip - Public Improvements, G.O. Bond, 5.375%, 06/15/2015 . . . . . . . . . . . .  Aaa           1,555,000   1,541,565
Jamesville-Dewitt Central School District, G.O. Bond, 5.75%, 6/15/2009 . . . . . .  Aaa             420,000     442,201
Jordan-El Bridge Central School District, G.O. Bond, 5.875%, 6/15/2008 . . . . . .  Aaa             500,000     528,175
Le Roy Central School District, G.O. Bond, 0.10%, 6/15/2008. . . . . . . . . . . .  Aaa             350,000     233,607
Middletown City School District, G.O. Bond, Series A, 5.50%, 11/15/2005. . . . . .  Aaa             175,000     181,235
Monroe County Public Improvement - Pre-refunded, G.O. Bond, 6.00%, 3/1/2002. . . .  Aaa              95,000      97,198
Monroe County Public Improvement - Pre-refunded, G.O. Bond, 6.10%, 6/1/2015. . . .  Aaa              20,000      21,332
Monroe County Public Improvement - Unrefunded Balance, G.O. Bond, 6.00%, 3/1/2002.  Aaa              15,000      15,347
Monroe County Public Improvement - Unrefunded Balance, G.O. Bond, 6.10%, 6/1/2015.  Aaa             180,000     191,984




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2000  (unaudited)





                                                                              CREDIT
                                                                              RATING*       PRINCIPAL     VALUE
                                                                            (UNAUDITED)      AMOUNT     (NOTE 2)
                                                                         -----------------  ---------  -----------
NEW YORK MUNICIPAL SECURITIES (continued)
Monroe County Public Improvement, G.O. Bond, 4.90%, 6/1/2005 . . . . . . Aaa                $ 250,000     251,858
Monroe County Water Authority, Revenue Bond, Series B,
    5.25%, 8/1/2011 . . . . . . . . . . . . . . . . . . . . . . . . . .  Aa3                  500,000     499,560
Monroe County Water Authority, Revenue Bond, 5.00%, 8/1/2019             Aa3                1,700,000   1,538,704
Monroe County Water Improvement, G.O. Bond, 5.25%, 2/1/2017 . . . . . .  Aa2                  320,000     309,325
Nassau County, G.O. Bond, Series S, 5.00%, 3/1/2005 . . . . . . . . . .  Aaa                  300,000     302,214
Nassau County General Improvement, G.O. Bond, Series U,
     5.25%, 11/1/2014   . . . . . . . . . . . . . . . . . . . . . . . .  Aaa                  335,000     327,067
Nassau County General Improvement, G.O. Bond, Series V,
     5.25%, 3/1/2015  . . . . . . . . . . . . . . . . . . . . . . . . .  Aaa                  385,000     373,104
Nassau County General Improvement, G.O.Bond, Series B, 5.25%, 6/1/2015.  Aaa                1,000,000     968,800
New Castle, G.O. Bond, 4.75%, 6/1/2010. . . . . . . . . . . . . . . . .  Aaa                  450,000     439,551
New Rochelle, G.O. Bond, Series C, 6.20%, 3/15/2007 . . . . . . . . . .  Aaa                  175,000     185,600
New York City Municipal Water Authority, Revenue Bond,
  Series B, 5.375%, 6/15/2019 . . . . . . . . . . . . . . . . . . . . .  Aaa                  250,000     240,090
New York City Municipal Water Finance Authority, Revenue
  Bond, Series B, 5.125%, 6/15/2030 . . . . . . . . . . . . . . . . . .  Aaa                1,000,000     895,480
New York City, G.O. Bond, Series I, 5.00%, 5/15/2028. . . . . . . . . .  Aaa                1,900,000   1,670,404
New York Government Assistance Corp., Revenue Bond,
  Series A, 5.90%, 4/1/2013 . . . . . . . . . . . . . . . . . . . . . .  Aaa                  500,000     532,385
New York Government Assistance Corp., Revenue Bond,
  Series A, 6.00%, 4/1/2024 . . . . . . . . . . . . . . . . . . . . . .  A3                   250,000     252,457
New York State Dorm Authority, Revenue Bond, 5.00%, 7/1/2022. . . . . .  Aaa                2,000,000   1,814,060
New York State Environmental Facilities Corp. Pollution Control,
  Revenue Bond, Series A,  4.65%, 6/15/2007 . . . . . . . . . . . . . .  Aaa                  250,000     245,453
New York State Environmental Facilities Corp. Pollution Control,
  Revenue Bond, Series A,  5.20%, 6/15/2015 . . . . . . . . . . . . . .  Aaa                  250,000     243,856
New York State Environmental Pollution Control, Revenue Bond.
  Pooled LN-B, 6.65%, 9/15/2013 . . . . . . . . . . . . . . . . . . . .  Aaa                  500,000     527,635
New York State Environmental Facilities Corp. Pollution Control,
  Revenue Bond, Series E, 5.00%, 6/15/2012. . . . . . . . . . . . . . .  Aaa                  200,000     194,214
New York State Housing Finance Agency, State University
  Construction, Revenue Bond, Series A, 8.00%, 5/1/2011 . . . . . . . .  Aaa                  250,000     301,648
New York State Local Government Assistance Corp.,
  Revenue Bond, Series C, 5.00%, 4/1/2021 . . . . . . . . . . . . . . .  Aaa                  750,000     667,290
New York State Local Government Assistance Corp.,
  Revenue Bond, Series D, 5.00%, 4/1/2023 . . . . . . . . . . . . . . .  Aaa                1,375,000   1,217,851




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2000  (unaudited)




                                                                             CREDIT
                                                                            RATING*       PRINCIPAL      VALUE
                                                                          (UNAUDITED)       AMOUNT     (NOTE 2)
                                                                        ----------------  ----------  -----------
 NEW YORK MUNICIPAL SECURITIES (continued)
New York State Mortgage Agency, Homeowners Mortgage,
   Revenue Bond, Series 31A, 5.375%, 10/1/2017 . . . . . . . . . . . .  Aa1               $  495,000  $  458,974
New York State Power Authority, Revenue Bond, Series CC,
   5.00%, 1/1/2014  . . . . . . . . . . . . . . . . . . . . . . . . .   Aaa                  500,000     513,240
New York State Power Authority, Revenue Bond, Series CC,
   5.25%, 1/1/2018  . . . . . . . . . . . . . . . .. . . . . . . . . .  Aaa                  250,000     258,083
New York State Power Authority Revenue & General Purpose,.
   Revenue Bond, Ref-Series CC, 4.80%, 1/1/2005. . . . . . . . . . . .  Aaa                  250,000     255,405
New York State Thruway Authority, Highway & Bridge, Revenue
   Bond, Series B, 5.75%, 4/1/2006 . . . . . . . . . . . . . . . . . .  Aaa                  100,000     104,514
New York State Thruway Authority, Highway & Bridge, Revenue
   Bond, Series A, 5.25%, 4/1/2017 . . . . . . . . . . . . . . . . . .  Aaa                  555,000     533,433
New York State Thruway Authority, Revenue Bond, Series A,
   5.50%, 1/1/2023  . . . . . . . . . . . . . . . . . . . . . . . . . . Aaa                1,020,000   1,033,627
New York State Thruway Authority, Revenue Bond, Series B,
    4.90%, 1/1/2007   . . . . . . . . . . . . . . . . . . . . . . . .   Aaa                  450,000     447,525
New York State Urban Development Correctional Capital Facilities,
    Facilities, Revenue Bond, Series A, 5.25%, 1/1/2014. . . . . . . .  Aaa                  500,000     495,710
New York State Urban Development, Revenue Bond, 5.375%, 7/1/2022 . . .  Aaa                  400,000     379,020
New York, G.O. Bond, Series B, 5.125%, 3/1/2018. . . . . . . . . . . .  A2                 1,000,000     929,050
New York, G.O. Bond. Series K, 5.375%, 8/1/2020. . . . . . . . . . . .  Aaa                1,000,000     956,760
New York State, G.O. Bond, Series D, 5.0%,  7/15/2015. . . . . . . . .  Aaa                1,750,000   1,654,363
Niagara County, G.O. Bond, Series B, 5.20%, 1/15/2011. . . . . . . . .  Aaa                  400,000     399,540
Niagara County, G.O. Bond, 5.90%, 7/15/2014. . . . . . . . . . . . . .  Aaa                  350,000     359,055
North Syracuse Central School District, G.O. Bond, 5.50%, 6/15/2011. .  Aaa                  295,000     300,534
Onondaga County, G.O. Bond, 5.85%, 2/15/2002 . . . . . . . . . . . . .  Aa2                  300,000     306,165
Pavilion Central School District, G.O. Bond, 5.625%,  6/15/2018. . . .  Aaa                  880,000     883,186
Penfield Central School District, G.O. Bond, 5.20%, 6/15/2010. . . . .  Aaa                  560,000     563,119
Queensbury, G O. Bond, Series A, 5.50%, 4/15/2011. . . . . . . . . . .  Aaa                  150,000     153,448
Queensbury, G.O. Bond, Series A, 5.50%, 4/15/2012. . . . . . . . . . .  Aaa                  350,000     355,821
Rochester, G.O. Bond, Series A, 4.70%, 8/15/2006 . . . . . . . . . . .  Aaa                  250,000     248,045
Rochester, G.O. Bond, Series A, 5.00%, 8/15/2020 . . . . . . . . . . .  Aaa                  250,000     229,470
Rochester, G.O. Bond, Series A, 5.00%, 8/15/2022 . . . . . . . . . . .  Aaa                   95,000      86,469
Rome, G.O. Bond, 5.20%, 12/1/2010. . . . . . . . . . . . . . . . . . .  Aaa                  390,000     393,241
Rome City School District, G.O. Bond, 5.50%, 6/15/2007 . . . . . . . .  Aaa                1,300,000   1,344,720
Sands Point, G.O. Bond, 6.70%, 11/15/2014. . . . . . . . . . . . . . .  Aa2                  700,000     754,684
Schenectady, G.O. Bond, 5.30%, 2/1/2011. . . . . . . . . . . . . . . .  Aaa                  250,000     252,910
Scotia Glenville Central School District, G.O. Bond, 5.50%, 6/15/2020.  Aaa                1,025,000   1,001,917




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2000  (unaudited)






                                                                                 CREDIT
                                                                                 RATING*       PRINCIPAL     VALUE
                                                                              (UNAUDITED)      AMOUNT     (NOTE 2)
                                                                         -----------------  ---------  -----------
 NEW YORK MUNICIPAL SECURITIES (continued)
South County Central School District Brookhaven, G.O. Bond,.
   5.50%, 9/15/2007   . . . . . . . . . . . . . . . . . . . . . . . . . .   Aaa               $  380,000  $390,689
South Huntington Union Free School District, G.O. Bond, 5.00%,  9/15/2016.  Aaa                  325,000   305,035
South Huntington Union Free School District, G.O. Bond, 5.10%, 9/15/2017 .  Aaa                  100,000    94,241
Steuben County Public Improvement, G.O. Bond, 5.60%, 5/1/2006. . . . . . .  Aaa                  500,000   510,320
Suffolk County Water Authority, Revenue Bond, 5.10%, 6/1/2009. . . . . . .  Aaa                  250,000   251,235
Suffolk County, G.O. Bond, Series G, 5.40%,  4/1/2013. . . . . . . . . . .  Aaa                  400,000   401,040
Suffolk County, G.O. Bond, Series A, 4.75%, 8/1/2019 . . . . . . . . . . .  Aaa                  895,000   784,521
Suffolk County Water Authority, Series A, Revenue Bond, 5.00%,  6/1/2017 .  Aaa                  400,000   368,616
Sullivan County Public Improvement, G.O. Bond, 5.125%, 3/15/2013 . . . . .  Aaa                  330,000   324,083
Three Village Central School District, G.O. Bond, 5.375%,  6/15/2007 . . .  Aaa                  230,000   236,645
Tioga County Public Improvement, G.O. Bond, 5.25%,  3/15/2005. . . . . . .  Aaa                  250,000   254,270
Tompkins County, G.O. Bond, Series B, 5.625%, 9/15/2011. . . . . . . . . .  Aa2                  135,000   138,194
Tompkins County, G.O. Bond, Series B, 5.625%, 9/15/2013. . . . . . . . . .  Aa2                  300,000   304,905
Tompkins County, G.O. Bond, Series B, 5.625%, 9/15/2014. . . . . . . . . .  Aa2                  300,000   303,816
Tompkins County Public Improvement, G.O. Bond, Series B,
    5.10%, 4/1/2020   . . . . . . . . . . . . . . . . . . . . . . . . . . . Aa2                  400,000   370,124
Triborough Bridge & Tunnel Authority - General Purpose,
    Revenue Bond, Series A, 5.00%, 1/1/2012. . . . . . . . . . . . . . . .  Aa3                  500,000   485,945
Triborough Bridge & Tunnel Authority - General Purpose,
   Revenue Bond, 5.00%, 1/1/2017 . . . . . . . . . . . . . . . . . . . . .  Aa3                  250,000   230,687
Triborough Bridge & Tunnel Authority - General Purpose,
   Revenue Bond, Series A, 4.75%,  1/1/2019. . . . . . . . . . . . . . . .  Aaa                  300,000   261,771
Triborough Bridge & Tunnel Authority - General Purpose,
   Revenue Bond, Series A, 5.125%,  1/1/2022 . . . . . . . . . . . . . . .  Aa3                1,700,000 1,548,360
Tri-Valley Central School District, G.O. Bond,  5.60%,  6/15/2008. . . . .  Aaa                  120,000   123,854
Westchester County, G.O. Bond, Series A, 4.75%, 12/15/2008 . . . . . . . .  Aaa                  250,000   247,765
Westchester County, G.O. Bond, Series A, 4.75%, 12/15/2009 . . . . . . . .  Aaa                  250,000   245,515
Westchester County, G.O. Bond, Series B, 4.30%, 12/15/2010 . . . . . . . .  Aaa                  215,000   197,447





The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2000  (unaudited)




                                                                           CREDIT
                                                                          RATING*     PRINCIPAL     VALUE
                                                                        (UNAUDITED)     AMOUNT    (NOTE 2)
                                                                        ------------  ----------  ---------
 NEW YORK MUNICIPAL SECURITIES (continued)
Westchester County, G.O. Bond, Series B, 4.30%, 12/15/2011 . . . . . .  Aaa           $  100,000  $ 90,562
White Plains, G.O. Bond, 4.50%, 9/1/2005 . . . . . . . . . . . . . . .  Aa1              180,000   177,219
White Plains, G.O. Bond, 4.50%, 9/1/2007 . . . . . . . . . . . . . . .  Aa1              315,000   304,668
William Floyd Union Free School District, G.O. Bond, 5.70%, 6/15/2008.  Aaa              405,000   424,229
Wyandanch Union Free School District, G.O. Bond, 5.60%,  4/1/2017. . .  Aaa              500,000   501,665
                                                                                                  ---------

TOTAL MUNICIPAL SECURITIES
   (Identified Cost $58,001,658) . . . . . . . . . . . . . . . . . . .                          57,012,840
                                                                                                  ---------

SHORT-TERM INVESTMENTS - 4.96%
Dreyfus Basic New York Tax Free Money Market
   Fund (Identified Cost $3,020,216) . . . . . . . . . . . . . . . . .               3,020,216   3,020,216
                                                                                                  ---------

TOTAL INVESTMENTS - 98.65%
   (Identified Cost $61,021,874) . . . . . . . . . . . . . . . . . . .                          60,033,056

OTHER ASSETS, LESS LIABILITIES - 1.35% . . . . . . . . . . . . . . . .                             822,205
                                                                                                  ---------

NET ASSETS - 100%. . . . . . . . . . . . . . . . . . . . . . . . . . .                        $ 60,855,261
                                                                                              ============










KEY-
G.O.  Bond  -  General  Obligation  Bond
Ref.  -  Referendum

*Credit  ratings  from  Moody's  (unaudited).




FEDERAL TAX INFORMATION:

At June 30, 2000, the net unrealized depreciation based on identified cost for federal income tax purposes of $61,021,874 was as follows:
Unrealized appreciation. . . . . . . . . . . . . . . . . . . . . . . . . . . .  $   739,222
Unrealized depreciation. . . . . . . . . . . . . . . . . . . . . . . . . . . .   (1,728,040)
                                                                                ------------

UNREALIZED DEPRECIATION - NET. . . . . . . . . . . . . . . . . . . . . . . . .  $  (988,818)
                                                                                ============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Assets  and  Liabilities  (unaudited)



JUNE 30, 2000
ASSETS:
Investments, at value (identified cost $61,021,874) (Note 2)  $60,033,056
Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . .        7,600
Interest receivable. . . . . . . . . . . . . . . . . . . . .      760,114
Receivable for fund shares sold. . . . . . . . . . . . . . .       93,930
                                                              ------------

TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . . . . .   60,894,700
                                                              ------------

LIABILITIES:
Accrued management fee (Note 3). . . . . . . . . . . . . . .       22,164
Accrued directors' fees (Note 3) . . . . . . . . . . . . . .        3,353
Accrued fund accounting fees (Note 3). . . . . . . . . . . .        1,396
Transfer agent fees payable (Note 3) . . . . . . . . . . . .        1,064
Audit fee payable. . . . . . . . . . . . . . . . . . . . . .        8,220
Other payables and accrued expenses. . . . . . . . . . . . .        3,242
                                                              ------------

TOTAL LIABILITIES. . . . . . . . . . . . . . . . . . . . . .       39,439
                                                              ------------

NET ASSETS FOR 6,181,903 SHARES
   OUTSTANDING . . . . . . . . . . . . . . . . . . . . . . .  $60,855,261
                                                              ============

NET ASSETS CONSIST OF:

Capital stock. . . . . . . . . . . . . . . . . . . . . . . .  $    61,819
Additional paid-in-capital . . . . . . . . . . . . . . . . .   61,808,078
Undistributed net investment income. . . . . . . . . . . . .      180,787
Accumulated net realized loss on investments . . . . . . . .     (206,605)
Net unrealized depreciation on investments . . . . . . . . .     (988,818)
                                                              ------------

TOTAL NET ASSETS . . . . . . . . . . . . . . . . . . . . . .  $60,855,261
                                                              ============

NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE
  ($60,855,261/6,181,903 shares) . . . . . . . . . . . . . .  $      9.84
                                                              ============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Operations  (unaudited)



FOR THE SIX MONTHS ENDED JUNE 30, 2000
INVESTMENT INCOME:
Interest. . . . . . . . . . . . . . . . . . . . . . .  $1,368,929
                                                       -----------

EXPENSES:
Management fee (Note 3) . . . . . . . . . . . . . . .     130,174
Directors' fees (Note 3). . . . . . . . . . . . . . .       3,332
Fund accounting fees (Note 3) . . . . . . . . . . . .      11,673
Transfer agent fees (Note 3). . . . . . . . . . . . .       6,248
Audit fee . . . . . . . . . . . . . . . . . . . . . .       7,457
Miscellaneous . . . . . . . . . . . . . . . . . . . .      10,520
                                                       -----------

Total Expenses. . . . . . . . . . . . . . . . . . . .     169,404
                                                       -----------

NET INVESTMENT INCOME . . . . . . . . . . . . . . . .   1,199,525
                                                       -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS:
Net realized loss on investments. . . . . . . . . . .    (206,767)
Net change in unrealized depreciation on investments.   1,163,376
                                                       -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS. . . . . . . . . . . . . . . . . . . .     956,609
                                                       -----------

NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS . . . . . . . . . . . . . . . . .  $2,156,134
                                                       ===========




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statements  of  Changes  in  Net  Assets



                                                       FOR THE SIX MONTHS
                                                         ENDED 06/30/00       FOR THE YEAR
                                                          (UNAUDITED)        ENDED 12/31/99
                                                      --------------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income. . . . . . . . . . . . . . . .  $         1,199,525   $     2,463,394
Net realized gain (loss) on investments. . . . . . .             (206,767)           73,548
Net change in unrealized appreciation (depreciation)
   on investments. . . . . . . . . . . . . . . . . .            1,163,376        (4,700,361)
                                                      --------------------  ----------------
Net increase (decrease) from operations. . . . . . .            2,156,134        (2,163,419)
                                                      --------------------  ----------------

DISTRIBUTIONS TO SHAREHOLDERS
   (NOTE 2):

From net investment income . . . . . . . . . . . . .           (1,086,671)       (2,535,231)
From net realized gain on investments. . . . . . . .                   --           (53,535)
                                                      --------------------  ----------------
Total distributions to shareholders. . . . . . . . .           (1,086,671)       (2,588,766)
                                                      --------------------  ----------------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share
    transactions (Note 5). . . . . . . . . . . . . .            8,474,475        (4,708,926)
                                                      --------------------  ----------------

Net increase (decrease) in net assets. . . . . . . .            9,543,938        (9,461,111)

NET ASSETS:

Beginning of period. . . . . . . . . . . . . . . . .           51,311,323        60,772,434
                                                      --------------------  ----------------

END OF PERIOD (including undistributed net
   investment income of $180,787 and $67,933,
   respectively) . . . . . . . . . . . . . . . . . .  $        60,855,261   $    51,311,323
                                                      ====================  ================




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Financial  Highlights







                                                 FOR THE
                                                SIX MONTHS
                                                  ENDED
                                                 6/30/00      FOR THE YEARS ENDED
                                                (UNAUDITED)      12/31/99           12/31/98      12/31/97    12/31/96    12/31/95
                                               ------------  ---------------------  ----------  ----------  ----------  ----------


PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING  OF YEAR. . . . .  $      9.62   $              10.51   $   10.37   $    9.98   $   10.07   $  8.98
                                               ------------  ---------------------  ----------  ----------  ----------  --------

Income from investment operations:
   Net investment income. . . . . . . . . . .         0.21                   0.46        0.43        0.43        0.42      0.40
   Net realized and unrealized gain (loss)
      on investments. . . . . . . . . . . . .         0.20                  (0.87)       0.14        0.38       (0.10)     1.09
                                               ------------  ---------------------  ----------  ----------  ----------  --------

Total from investment operations. . . . . . .         0.41                  (0.41)       0.57        0.81        0.32      1.49
                                               ------------  ---------------------  ----------  ----------  ----------  --------

Less distributions to shareholders:
   From net investment income . . . . . . . .        (0.19)                 (0.47)      (0.43)      (0.42)      (0.41)    (0.40)
   From net realized gain on investments. . .           --                  (0.01)         --          --          --        --
                                               ------------  ---------------------  ----------  ----------  ----------  --------

Total distributions to shareholders . . . . .        (0.19)                 (0.48)      (0.43)      (0.42)      (0.41)    (0.40)
                                               ------------  ---------------------  ----------  ----------  ----------  --------

NET ASSET VALUE - END OF YEAR . . . . . . . .  $      9.84   $               9.62   $   10.51   $   10.37   $    9.98   $ 10.07
                                               ============  =====================  ==========  ==========  ==========  ========

Total return1 . . . . . . . . . . . . . . . .         4.29%                (3.92)%       5.53%       8.33%       3.32%    16.78%

Ratios of expenses (to average net assets) /
    Supplemental Data:
    Expenses. . . . . . . . . . . . . . . . .       0.65%2                   0.60%       0.61%       0.61%       0.61%     0.65%
    Net investment income . . . . . . . . . .       4.60%2                   4.45%       4.17%       4.36%       4.41%     4.36%

Portfolio turnover. . . . . . . . . . . . . .            9%                     0%          3%          2%          6%        0%

NET ASSETS - END OF YEAR
    (000'S OMITTED) . . . . . . . . . . . . .  $    60,855   $             51,311   $  60,772   $  45,681   $  37,325   $28,817
                                               ============  =====================  ==========  ==========  ==========  ========




1 Represents aggregate total return for the period indicated, and assumes reinvestment of distributions.
2  Annualized.





The  accompanying  notes  are  an  integral  part  of  the financial statements.

Notes  to  Financial  Statements  (unaudited)

1.     ORGANIZATION

New York Tax Exempt Series (the "Series") is a no-load diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Shares of the Series are offered to investors, employees and clients of Manning & Napier Advisors, Inc. (the "Advisor") dba Exeter Asset Management, and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of June 30, 2000, 1.4 billion shares have been designated in total among 28 series, of which 50 million have been designated as New York Tax Exempt Series Common Stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES

SECURITY  VALUATION
Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the "Service"). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities, and ratings). The Service has been approved by the Fund's Board of Directors.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund.

FEDERAL  INCOME  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent the Series distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions  to  shareholders  of  net  investment  income are made quarterly.
Distributions of net realized gains are made at least annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Notes  to  Financial  Statements  (unaudited)

DISTRIBUTIONS  OF  INCOME  AND  GAINS  (continued)
The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Series may periodically make reclassifications among its capital accounts without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.     TRANSACTIONS  WITH  AFFILIATES

The Fund has an investment advisory agreement with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series' average daily net assets.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Series pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Effective April 2000 the Advisor became the Fund's accounting services agent. For these services, the Fund will pay the Advisor a fee of 0.04% of each Series' daily net assets calculated daily and payable monthly, with a minimum annual fee of $48,000 per Series. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. under which BISYS will serve as sub-accounting services agent.


4.     PURCHASES  AND  SALES  OF  SECURITIES

For the six months ended June 30, 2000 purchases and sales of securities, other than United States Government securities and short-term securities, were $10,634,965 and $4,486,175, respectively.

Notes  to  Financial  Statements  (unaudited)


5.     CAPITAL  STOCK  TRANSACTIONS

     Transactions  in  shares  of  New  York  Tax  Exempt  Series  were:




                  For the Six Months                       For the Year
                    Ended 06/30/00                        Ended 12/31/99
                  -------------------                    ----------------
                   Shares              Amount         Shares        Amount
             -------------------  ----------------  -----------  -------------

Sold. . . .           1,551,018   $    15,228,432      497,312   $  4,984,485
Reinvested.             108,315         1,055,774      252,084      2,503,500
Repurchased            (813,554)       (7,809,731)  (1,193,849)   (12,196,911)
             -------------------  ----------------  -----------  -------------
Total . . .             845,779   $     8,474,475     (444,453)  $ (4,708,926)
             ===================  ================  ===========  =============



A significant portion of the Series shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.     FINANCIAL  INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on June 30, 2000.

7.     CONCENTRATION  OF  CREDIT

The Series primarily invests in debt obligations issued by the State of New York and its political subdivisions, agencies, and public authorities to obtain funds for various public purposes. The Series is more susceptible to factors adversely affecting issues of New York municipal securities than is a municipal bond fund that is not concentrated in these issues to the same extent.

Exeter  Fund,  Inc.
Semi-Annual  Report
June  30,  2000
Ohio  Tax  Exempt  Series

Management  Discussion  and  Analysis  (unaudited)

DEAR  SHAREHOLDERS:

Anyone who has ever invested in the fixed income markets, taxable or tax-exempt, knows what a pivotal role the economy plays in determining how those investments perform. Strong or accelerating growth typically hurts performance, while weak or decelerating growth tends to help. That is what makes the first half of 2000 so intriguing. Economic growth was especially strong during the first quarter. Nonetheless long-term interest rates fell and the yield curve inverted. Fixed income securities performed quite well during the first quarter. During the second quarter, growth appeared to slow, or at least lose some of its momentum, and interest rates moved sideways. Fixed income securities simply earned their coupons. What gives?

Let's start with the first quarter. The U.S. Treasury yield curve usually inverts because short-term interest rates rise faster than longer-term rates. Short rates rise as the Federal Reserve tightens monetary policy. The more the Fed tightens, the higher short rates go. At first, long rates rise in tandem with short rates, but at some point rising short rates increase the likelihood of slower economic growth and begin to offset some, if not all, of the inflationary pressures in the economy. Long rates decouple from short rates, rising less, not rising at all, or actually falling. Municipal bond yields typically follow suit.

That explains some of what happened during the first quarter. The Federal Reserve began raising short-term interest rates last June. They raised them twice more during the first quarter of this year. However, the closer the market feels the Fed comes to achieving its goal (i.e. non-inflationary economic growth), the more attractive longer-term bonds become. As the Fed has tightened, the demand for long bonds has risen, causing their prices to rise and longer-term yields to fall.

That does not, however, fully explain why longer-term yields were lower at the end of the first quarter. Expectations regarding the supply of U.S. Treasury securities changed as well. With the federal government running a budget surplus in the neighborhood of $200 billion, and projections of similar if not higher surpluses in the future, the supply of U.S. Treasury securities is expected to fall. Not only will issuance fall, but the U.S. Treasury also announced during the first quarter of the year that it would begin buying back U.S. Treasury securities. Those purchases are to be concentrated on the long end of the yield curve, reducing a maturity range that was not especially big to begin with. Falling supply in conjunction with the already-discussed rising demand explain why long-term interest rates fell during the first quarter. While not affected to the same degree, longer-term municipal yields fell as well.

During the second quarter, however, a string of economic releases suggested that growth was moderating and possibly even slowing. These releases included the National Association of Purchasing Managers report, the Bureau of Labor Statistics labor report, and the Commerce Department's retail sales report. Throw in relatively benign CPI and PPI releases for the month of May, and the tone of the market was suddenly quite different. Expectations of continued strong growth were replaced by cautious optimism and in some instances actual concern. While an up-tick in inflation remained a concern, the increase could be traced to the strong growth of the prior quarters, something the potential slower growth of future quarters would offset. The impact of the momentum shift on the fixed income markets was mixed. Long-term interest rates, which had moved up during the first half of the quarter, moved back down below 6.0% when the economic momentum changed. The shift in momentum that characterized the second quarter is an example of just how fickle the economy and the markets can be.

The net effect of the various changes in interest rates were positive. While most sectors of the municipal market posted negative returns in 1999, all posted positive returns through the first six months of 2000. The market's actions over the last six months also bode well for the Ohio Tax Exempt Series. The Series was positioned longer than its benchmark, the Merrill Lynch Intermediate Index, and consequently it outperformed the index.

Management  Discussion  and  Analysis  (unaudited)


Investors should always remember that municipal yields will fluctuate over time; sometimes the cyclical pressures will push them higher, and other times they will push lower. However, the secular factors that drove inflation lower over the last 15+ years remain in firmly place. Given this environment, we have been continuing to purchase high quality bonds with maturities over 15 years. These bonds have yields only slightly lower than comparable U.S. Treasury securities, and because the income they pay is free of federal tax, this difference is more than made up by the tax savings for investors in higher tax brackets.

We appreciate your business, and we hope that you and your families continue to prosper as we move through the year.

Sincerely,

EXETER  ASSET  MANAGEMENT


[graphic]
[pie  chart]

Portfolio  Composition  1  -  As  of  6/30/00
General  Obligation  Bonds  -  74.51%
Revenue  Bonds  -  25.49%

1  As  a  percentage  of  municipal  securities.

[graphic]
[pie  chart]

Quality  Ratings  2  -  As  of  6/30/00
Aaa  -  90.90%
Aa  -  7.44%
A  -  1.66%

2  - Using Moody's Ratings, as a percentage of municipal securities (unaudited).

Performance  Update  as  of  June  30,  2000  (unaudited)

Exeter  Fund,  Inc.
Ohio  Tax  Exempt  Series

                                  Total  Return
Through     Growth  of  $10,000                  Average
06/30/00     Investment           Cumulative     Annual

One  Year     $10,145               1.45%         1.45%
Five  Years   $12,450              24.50%         4.47%
Inception  1  $12,808              28.08%         3.95%


Merrill  Lynch  Intermediate  Municipal  Bond  Index

                                  Total  Return
Through     Growth  of  $10,000                  Average
06/30/00     Investment           Cumulative     Annual

One  Year     $10,441                4.41%        4.41%
Five  Years   $13,004               30.04%        5.39%
Inception  1  $13,625               36.25%        4.97%

The value of a $10,000 investment in the Exeter Fund, Inc. - Ohio Tax Exempt Series from its inception (2/14/94) to present (6/30/00) as compared to the
Merrill  Lynch  Intermediate  Municipal  Bond  Index.  2


[graphic]
[line  chart]

Data  for  line  chart  to  follow:



              Exeter Fund, Inc.               Merrill Lynch
Date        Ohio Tax Exempt Series  Intermediate Municipal Bond Index
02/14/1994                  10,000                             10,000
12/31/1994                   9,377                              9,709
12/31/1995                  10,985                             11,009
12/31/1996                  11,331                             11,520
12/31/1997                  12,228                             12,406
12/31/1998                  12,882                             13,183
12/31/1999                  12,229                             13,182
06/30/2000                  12,808                             13,625




1 The Series and Index performance numbers are calculated from February 14, 1994, the Series' inception date. The Series' performance is historical and may not be indicative of future results.

2 The unmanaged Merrill Lynch Intermediate Municipal Bond Index is a market value weighted measure of approximately 120 municipal bonds issued across the United States. The Index is comprised of investment grade securities. Index returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees or expenses.

Investment  Portfolio  -  June  30,  2000  (unaudited)




                                                                               CREDIT
                                                                               RATING*    PRINCIPAL     VALUE
                                                                             (UNAUDITED)    AMOUNT    (NOTE 2)
                                                                             -----------  ----------  ---------
OHIO MUNICIPAL SECURITIES - 90.03%

Allen County, G.O. Bond, 5.30%, 12/1/2007 . . . . . . . . . . . . . . . . .  Aaa          $  100,000  $101,528
Amherst Police & Jail Facility, G.O. Bond, 5.375%,
      12/1/2012 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Aaa              50,000    50,266
Avon Lake, G.O. Bond, 6.00%, 12/1/2009. . . . . . . . . . . . . . . . . . .  A2               40,000    41,327
Barberton City School District, G.O. Bond, 5.125%, 11/1/2022. . . . . . . .  Aaa             350,000   321,913
Bedford Heights, G.O. Bond, Series A, 5.65%, 12/1/2014. . . . . . . . . . .  Aaa              60,000    61,462
Belmont County, G.O. Bond, 5.15%, 12/1/2010 . . . . . . . . . . . . . . . .  Aaa             100,000   100,152
Chagrin Falls Exempt Village School District, G.O. Bond,
    5.55%, 12/1/2022. . . . . . . . . . . . . . . . . . . . . . . . . . . .  Aa3             100,000    97,862
Cincinnati City School District, G.O. Bond, 5.50%, 12/1/2004. . . . . . . .  Aaa             135,000   138,286
Cleveland City School District, G.O. Bond, 5.875%, 12/1/2011. . . . . . . .  Aaa             125,000   129,084
Cleveland Public Power Systems Ref., G.O. Bond, 5.00%,  11/15/2024. . . . .  Aaa             300,000   267,438
Cleveland Waterworks Ref & Impt., Revenue Bond, Series I,  5.00%, 1/1/2028.  Aaa             265,000   233,886
Columbus, G.O. Bond, Series D, 5.50%, 9/15/2008 . . . . . . . . . . . . . .  Aaa              50,000    51,314
Columbus Sewer Improvement Number 28, G.O. Bond,
    6.00%, 5/1/2011 . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Aaa             155,000   162,871
Crawford County, G.O. Bond, 6.75%, 12/1/2019. . . . . . . . . . . . . . . .  Aaa             175,000   191,788
Delaware City School District, G.O. Bond, 5.00%, 12/01/2025 . . . . . . . .  Aaa             300,000   267,915
Delaware City School District, Construction & Impt., G.O.
   Bond, Series B, 5.20%, 12/1/2016 . . . . . . . . . . . . . . . . . . . .  Aaa             100,000    96,120
Erie County Revenue Ref & Impt., G.O. Bond, 4.75%, 10/1/2019. . . . . . . .  Aaa             175,000   152,738
Franklin County, G.O. Bond, 4.95%, 12/1/2004. . . . . . . . . . . . . . . .  Aaa              50,000    50,452
Franklin County, G.O. Bond, 5.50%, 12/1/2013. . . . . . . . . . . . . . . .  Aaa             100,000   101,255
Genoa Area Local School District, G.O. Bond, 5.40%, 12/1/2027 . . . . . . .  Aaa             150,000   143,369
Greene County Sewer System, Revenue Bond, 5.50%,
    12/1/2018 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Aaa              30,000    29,623
Greene County Sewer System, Revenue Bond, 5.625%, 12/1/2025 . . . . . . . .  Aaa             235,000   230,472
Hilliard School District, G.O. Bond, Series A, 5.00%, 12/1/2020 . . . . . .  Aaa             225,000   204,613
Kettering City School District, G.O. Bond, 5.25%, 12/1/2022 . . . . . . . .  Aaa              60,000    56,243
Kings Local School District, G.O. Bond, 5.50%, 12/1/2021. . . . . . . . . .  Aaa             115,000   112,170



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2000  (unaudited)




                                                                              CREDIT
                                                                              RATING*    PRINCIPAL   VALUE
                                                                            (UNAUDITED)   AMOUNT    (NOTE 2)
                                                                            -----------  ---------  --------
OHIO MUNICIPAL SECURITIES (continued)
Lakewood City School District, G.O. Bond, 5.55%,
      12/1/2013. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  A1             100,000  100,738
Lakota Local School District, G.O. Bond, 5.75%, 12/1/2006. . . . . . . . .  Aaa             50,000   52,144
Mahoning County, G.O. Bond, 5.70%, 12/1/2009 . . . . . . . . . . . . . . .  Aaa            150,000  155,076
Mansfield City School District, G.O. Bond, 5.75%, 12/1/2022. . . . . . . .  Aaa            250,000  250,548
Mentor, G.O. Bond, 5.25%, 12/01/2017 . . . . . . . . . . . . . . . . . . .  Aa3            100,000   96,349
Mississinawa Valley Local School District, G.O. Bond, 5.75%, 12/1/2022 . .  Aaa            205,000  205,873
Montgomery County, G.O. Bond, 5.30%, 9/1/2007. . . . . . . . . . . . . . .  Aa2             65,000   65,941
Montgomery County, Moraine-Beaver Creek Sewers, Revenue
    Bond, 5.60%, 9/1/2011. . . . . . . . . . . . . . . . . . . . . . . . .  Aaa            100,000  101,616
North Canton City School District, G.O. Bond, 5.85%, 12/1/2007 . . . . . .  Aaa             40,000   42,351
North Olmstead, G.O. Bond, 5.00%, 12/1/2016. . . . . . . . . . . . . . . .  Aaa            125,000  117,265
Northwood Local School District, G.O. Bond, 5.55%, 12/1/2006 . . . . . . .  Aaa             65,000   67,409
Northwood Local School District, G.O. Bond, 6.20%, 12/1/2013 . . . . . . .  Aaa             40,000   42,409
Ohio, G.O. Bond, 6.50%, 8/1/2011 . . . . . . . . . . . . . . . . . . . . .  Aal             50,000   51,566
Ohio, G.O. Bond, 5.20%, 8/1/2010 . . . . . . . . . . . . . . . . . . . . .  Aa1             50,000   50,623
Ohio State Building Authority - Adult Correctional, Revenue Bond,
       5.375%, 4/1/2013. . . . . . . . . . . . . . . . . . . . . . . . . .  Aa2            225,000  225,983
Ohio Higher Education Facility, University of Dayton
   Project, Revenue Bond, 5.80%, 12/1/2019 . . . . . . . . . . . . . . . .  Aaa            100,000  100,761
Ohio State Turnpike, Revenue Bond, Series A, 5.70%,
    2/15/2017. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Aaa            125,000  132,078
Ohio State Water Development Authority Pure Water,
    Revenue  Bond, Series I, 6.00%, 12/1/2016. . . . . . . . . . . . . . .  Aaa             40,000   42,164
Ohio State Water Development Authority, Pollution Control
   Facility, Revenue Bond, 5.25%, 12/1/2014. . . . . . . . . . . . . . . .  Aaa            100,000   98,506
Ohio State Water Development Authority, Revenue Bond,  5.125%, 12/01/2023.  Aaa            300,000  273,936
Ontario Local School District, G.O. Bond,  5.00%, 12/1/2023. . . . . . . .  Aaa            350,000  314,360
Ottawa County, G.O. Bond, 5.45%, 9/1/2006. . . . . . . . . . . . . . . . .  Aaa             30,000   30,916
Pickerington Local School District Construction & Impt.,
   G.O. Bond, 5.375%, 12/1/2019. . . . . . . . . . . . . . . . . . . . . .  Aaa            150,000  144,824
Pickerington Water Systems Improvements, G.O. Bond,
    5.85%, 12/1/2013 . . . . . . . . . . . . . . . . . . . . . . . . . . .  Aaa             50,000   51,456



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2000  (unaudited)



                                                                         CREDIT
                                                                        RATING*     PRINCIPAL   VALUE
                                                                      (UNAUDITED)    AMOUNT    (NOTE 2)
                                                                      ------------  ---------  --------
OHIO MUNICIPAL SECURITIES (continued)
Reynoldsburg City School District, G.O. Bond, 6.55%,
    12/1/2017. . . . . . . . . . . . . . . . . . . . . . . . . . . .  Aaa             175,000  185,691
Rural Lorain Water Authority Ref. & Impt., Revenue Bond,
    5.30%, 10/1/2012 . . . . . . . . . . . . . . . . . . . . . . . .  Aaa             110,000  110,230
South-Western City School District, Franklin & Pickway
    Counties, G.O. Bond, 4.80%, 12/1/2006. . . . . . . . . . . . . .  Aaa              50,000   49,840
Stark County, G.O. Bond, 5.70%, 11/15/2017 . . . . . . . . . . . . .  Aaa             100,000  100,663
Toledo Sewer System, Revenue Bond, 6.35%, 11/15/2017 . . . . . . . .  Aaa             185,000  196,030
Toledo, G.O. Bond, 5.95%, 12/1/2005. . . . . . . . . . . . . . . . .  Aaa             175,000  181,113
Trumbull County, G.O. Bond, 6.20%, 12/1/2014 . . . . . . . . . . . .  Aaa             100,000  105,561
Twinsburg Local School District, G.O. Bond, 5.90%, 12/1/2021 . . . .  Aaa             325,000  329,455
Upper Arlington City Schools, G.O. Bond, 5.25%, 12/1/2022. . . . . .  Aaa             255,000  239,952
Warren, G.O. Bond, 5.20%, 11/15/2013 . . . . . . . . . . . . . . . .  Aaa              50,000   50,934
Warren County Waterworks, Revenue Bond, 5.45%, 12/1/2015 . . . . . .  Aaa             140,000  140,056
Westlake Ref. & Impt., G.O. Bond, 5.50%, 12/1/2020 . . . . . . . . .  Aaa             295,000  290,014
Wood County, G.O. Bond, 5.40%, 12/1/2013 . . . . . . . . . . . . . .  Aa3              50,000   49,256
Wyoming City School District, G.O. Bond, Series B, 5.15%, 12/1/2027.  Aaa             300,000  273,528
Youngstown, G.O. Bond, 6.125%, 12/1/2014 . . . . . . . . . . . . . .  Aaa              50,000   52,578
                                                                                               --------

TOTAL MUNICIPAL SECURITIES
   (Identified Cost $8,605,337). . . . . . . . . . . . . . . . . . .                          8,563,940
                                                                                              ---------

SHORT-TERM INVESTMENTS - 8.33%
   Dreyfus Municipal Reserves
   (Identified Cost $792,396). . . . . . . . . . . . . . . . . . . .                 792,396    792,396
                                                                                              ---------

TOTAL INVESTMENTS - 98.36%
   (Identified Cost $9,367,733). . . . . . . . . . . . . . . . . . .                          9,356,336

OTHER ASSETS, LESS LIABILITIES - 1.64% . . . . . . . . . . . . . . .                            156,021
                                                                                              ---------

NET ASSETS - 100%. . . . . . . . . . . . . . . . . . . . . . . . . .                       $  9,512,357
                                                                                           ============




Key  -  G.O.  Bond  -  General  Obligation  Bond      Hos.  -  Hospital
Med.  Ctr.  -  Medical  Center               Impt.  -  Improvement
Ref.  -  Refunding

*Credit  Ratings  from  Moody's  (unaudited)

The  accompanying  notes  are  an  integral  part  of  the financial statements.

6



Investment  Portfolio  -  June  30,  2000  (unaudited)



FEDERAL TAX INFORMATION:

At June 30, 2000 the net unrealized depreciation based on identified cost for federal income tax purposes of $9,397,733 was as follows:
Unrealized appreciation . . . . . . . . . . . . . . . .  $ 197,789
Unrealized depreciation . . . . . . . . . . . . . . . .   (239,186)
                                                         ----------

UNREALIZED DEPRECIATION - NET . . . . . . . . . . . . .   ($41,397)
                                                         ==========



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Assets  and  Liabilities  (unaudited)

JUNE  30,  2000





ASSETS:
Investments, at value (identified cost $9,397,733)(Note 2)  $ 9,356,336
Receivable for fund shares sold. . . . . . . . . . . . . .      600,000
Interest receivable. . . . . . . . . . . . . . . . . . . .       64,698
                                                            ------------

TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . . . .   10,021,034
                                                            ------------


LIABILITIES:

Accrued management fee (Note 3). . . . . . . . . . . . . .        1,545
Accrued directors' fees (Note 3) . . . . . . . . . . . . .        3,355
Accrued fund accounting fees (Note 3). . . . . . . . . . .        2,757
Transfer agent fees payable (Note 3) . . . . . . . . . . .          588
Payable for fund shares repurchased. . . . . . . . . . . .      481,584
Audit fee payable. . . . . . . . . . . . . . . . . . . . .       15,070
Other payables and accrued expenses. . . . . . . . . . . .        3,778
                                                            ------------

TOTAL LIABILITIES. . . . . . . . . . . . . . . . . . . . .      508,677
                                                            ------------

NET ASSETS FOR 968,471 SHARES OUTSTANDING. . . . . . . . .  $ 9,512,357
                                                            ============

NET ASSETS CONSIST OF:

Capital stock. . . . . . . . . . . . . . . . . . . . . . .  $     9,685
Additional paid-in-capital . . . . . . . . . . . . . . . .    9,583,732
Undistributed net investment income. . . . . . . . . . . .       34,784
Accumulated net realized loss on investments . . . . . . .      (74,447)
Net unrealized depreciation on investments . . . . . . . .      (41,397)
                                                            ------------

TOTAL NET ASSETS . . . . . . . . . . . . . . . . . . . . .  $ 9,512,357
                                                            ============

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE
($9,512,357/968,471 shares). . . . . . . . . . . . . . . .  $      9.82
                                                            ============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Operations  (unaudited)

For  the  Six  Months  Ended  June  30,  2000




INVESTMENT INCOME:
Interest. . . . . . . . . . . . . . . . . . . . . . .  $202,757
                                                       ---------

EXPENSES:

Management fee (Note 3) . . . . . . . . . . . . . . .    18,284
Directors' fees (Note 3). . . . . . . . . . . . . . .     3,332
Fund accounting fees (Note 3) . . . . . . . . . . . .    11,672
Transfer agent fees (Note 3). . . . . . . . . . . . .       878
Audit fees. . . . . . . . . . . . . . . . . . . . . .     6,266
Custodian fees. . . . . . . . . . . . . . . . . . . .     1,492
Miscellaneous . . . . . . . . . . . . . . . . . . . .     2,899
                                                       ---------

Total Expenses. . . . . . . . . . . . . . . . . . . .    44,823

Less Reduction of Expenses (Note 3) . . . . . . . . .   (13,739)
                                                       ---------

Net Expenses. . . . . . . . . . . . . . . . . . . . .    31,084
                                                       ---------

NET INVESTMENT INCOME . . . . . . . . . . . . . . . .   171,673
                                                       ---------

REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:

Net realized gain on investments. . . . . . . . . . .     9,092
Net change in unrealized depreciation on investments.   163,592
                                                       ---------

NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS. . . . . . . . . . . . . . . . . . .   172,684
                                                       ---------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS. . . . . . . . . . . . . . . . . .  $344,357
                                                       =========



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statements  of  Changes  in  Net  Assets




                                                         FOR THE SIX MONTHS
                                                           ENDED 6/30/00        FOR THE YEAR
                                                            (UNAUDITED)        ENDED 12/31/99
                                                        --------------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income. . . . . . . . . . . . . . . . .  $           171,673   $       426,354
Net realized gain (loss) on investments. . . . . . . .                9,092           (17,160)
Net change in unrealized appreciation (depreciation)
    on investments . . . . . . . . . . . . . . . . . .              163,592          (825,723)
                                                        --------------------  ----------------

Net increase (decrease) from operations. . . . . . . .              344,357          (416,529)
                                                        --------------------  ----------------


DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
From net investment income . . . . . . . . . . . . . .             (152,127)         (427,001)
From net realized gain on investments. . . . . . . . .                   --           (66,026)
                                                        --------------------  ----------------

Total distributions to shareholders. . . . . . . . . .             (152,127)         (493,027)
                                                        --------------------  ----------------

CAPITAL STOCK ISSUED AND REPURCHASED:
Net increase (decrease) from capital share
  transactions (Note 5). . . . . . . . . . . . . . . .            1,961,451        (4,301,054)
                                                        --------------------  ----------------

Net increase (decrease) in net assets. . . . . . . . .            2,153,681        (5,210,610)

NET ASSETS:
Beginning of period. . . . . . . . . . . . . . . . . .            7,358,676        12,569,286
                                                        --------------------  ----------------

END OF PERIOD (including undistributed net investment
   income of $34,784 and $15,238, respectively). . . .  $         9,512,357   $     7,358,676
                                                        ====================  ================



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Financial  Highlights






                                                FOR THE SIX MONTHS
                                                      ENDED
                                                     6/30/00          FOR THE YEARS ENDED
                                                    (UNAUDITED)          12/31/99             12/31/98   12/31/97    12/31/96
                                               --------------------  ---------------------  ----------  ----------  ----------
PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING  OF YEAR. . . . .  $              9.56   $              10.66   $   10.53   $   10.18   $   10.31
                                               --------------------  ---------------------  ----------  ----------  ----------

Income from investment operations:
   Net investment income* . . . . . . . . . .                 0.21                   0.49        0.43        0.45        0.44
   Net realized and unrealized gain (loss)
      on investments. . . . . . . . . . . . .                 0.24                  (1.02)       0.13        0.34       (0.13)
                                               --------------------  ---------------------  ----------  ----------  ----------

Total from investment operations. . . . . . .                 0.45                  (0.53)       0.56        0.79        0.31
                                               --------------------  ---------------------  ----------  ----------  ----------

Less distributions to shareholders:
   From net investment income . . . . . . . .                (0.19)                 (0.49)      (0.43)      (0.44)      (0.44)
   From net realized gain on investments. . .                   --                  (0.08)         --          --       (0.00)
                                               --------------------  ---------------------  ----------  ----------  ----------

Total distributions to shareholders . . . . .                (0.19)                 (0.57)      (0.43)      (0.44)      (0.44)
                                               --------------------  ---------------------  ----------  ----------  ----------

NET ASSET VALUE - END OF YEAR . . . . . . . .  $              9.82   $               9.56   $   10.66   $   10.53   $   10.18
                                               ====================  =====================  ==========  ==========  ==========

Total return 1. . . . . . . . . . . . . . . .                 4.74%                (5.07)%       5.35%       7.92%       3.16%

Ratios of expenses (to average net assets) /
   Supplemental Data:
   Expenses*. . . . . . . . . . . . . . . . .               0.85%2                   0.83%       0.79%       0.79%       0.85%
   Net investment income* . . . . . . . . . .               4.70%2                   4.39%       4.10%       4.37%       4.40%

Portfolio turnover. . . . . . . . . . . . . .                    7%                     4%          5%         12%          2%

NET ASSETS - END OF YEAR (000's omitted). . .  $             9,512   $              7,359   $  12,569   $   9,306   $   7,698
                                               ====================  =====================  ==========  ==========  ==========








                                                12/31/95
                                                ---------
PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING  OF YEAR. . . . .  $ 9.18
                                               -------

Income from investment operations:
   Net investment income* . . . . . . . . . .    0.42
   Net realized and unrealized gain (loss)
      on investments. . . . . . . . . . . . .    1.14
                                               -------

Total from investment operations. . . . . . .    1.56
                                               -------

Less distributions to shareholders:
   From net investment income . . . . . . . .   (0.43)
   From net realized gain on investments. . .      --
                                               -------

Total distributions to shareholders . . . . .   (0.43)
                                               -------

NET ASSET VALUE - END OF YEAR . . . . . . . .  $10.31
                                               =======

Total return 1. . . . . . . . . . . . . . . .   17.14%

Ratios of expenses (to average net assets) /
   Supplemental Data:
   Expenses*. . . . . . . . . . . . . . . . .    0.85%
   Net investment income* . . . . . . . . . .    4.50%

Portfolio turnover. . . . . . . . . . . . . .       1%

NET ASSETS - END OF YEAR (000's omitted). . .  $6,144
                                               =======




* The investment advisor did not impose all or a portion of its management fee and in some periods paid a portion of the Series' expenses. If these expenses had been incurred by the Series, the net investment income per share and the ratios would have been as follows:



Net investment income . . . . .  $  0.19  N/A  N/A  N/A  $0.44   $0.41
Ratios (to average net assets):
Expenses. . . . . . . . . . . .   1.23%2  N/A  N/A  N/A   0.87%   0.94%
Net investment income . . . . .   4.32%2  N/A  N/A  N/A   4.38%   4.41%




1 Represents aggregate total return for the period indicated, and assumes reinvestment of distributions.
2  Annualized.

The  accompanying  notes  are  an  integral  part  of  the financial statements.

Notes  to  Financial  Statements  (unaudited)

1.     ORGANIZATION

Ohio Tax Exempt Series (the "Series") is a no-load diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Shares of the Series are offered to investors, employees and clients of Manning & Napier Advisors, Inc. (the "Advisor") dba Exeter Asset Management, and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of June 30, 2000, 1.4 billion shares have been designated in total among 28 series, of which 50 million have been designated as Ohio Tax Exempt Series Common Stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES

SECURITY  VALUATION
Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the "Service"). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities, and ratings). The Service has been approved by the Fund's Board of Directors.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund.

FEDERAL  INCOME  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent the Series distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions  to  shareholders  of  tax  exempt  income  are  made  quarterly.
Distributions of net realized gains are made at least annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Notes  to  Financial  Statements  (unaudited)

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Series may periodically make reclassifications among its capital accounts without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.     TRANSACTIONS  WITH  AFFILIATES

The Fund has an investment advisory agreement with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series' average daily net assets.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Series pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Effective April 2000 the Advisor became the Fund's accounting services agent. For these services, the Fund will pay the Advisor a fee of 0.04% of each Series' daily net assets calculated daily and payable monthly, with a minimum annual fee of $48,000 per Series. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. under which BISYS will serve as sub-accounting services agent.

4.     PURCHASES  AND  SALES  OF  SECURITIES

For the six months ended June 30, 2000, purchases and sales of securities, other than United States Government securities and short-term securities, were $1,653,204 and $515,291, respectively.

Notes  to  Financial  Statements  (unaudited)

5.     CAPITAL  STOCK  TRANSACTIONS

     Transactions  in  shares  of  Ohio  Tax  Exempt  Series  were:



                      For the Six Months                  For the Year
                          Ended 6/30/00                  Ended 12/31/99
                     -------------------               ----------------
                   Shares              Amount        Shares       Amount
             -------------------  ----------------  ---------  ------------
Sold. . . .             284,156   $     2,781,365     73,338   $   736,400
Reinvested.              15,605           151,796     48,995       488,024
Repurchased            (100,655)         (971,710)  (532,038)   (5,525,478)
             -------------------  ----------------  ---------  ------------
Total . . .             199,106   $     1,961,451   (409,705)  $(4,301,054)
             ===================  ================  =========  ============



A significant portion of the Series shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.     FINANCIAL  INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on June 30, 2000.

7.     CONCENTRATION  OF  CREDIT

The Series primarily invests in debt obligations issued by the State of Ohio and its political subdivisions, agencies, and public authorities to obtain funds for various public purposes. The Series is more susceptible to factors adversely affecting issues of Ohio municipal securities than is a municipal bond fund that is not concentrated in these issues to the same extent.

Exeter  Fund,  Inc.
Semi-Annual  Report
June  30,  2000
Diversified  Tax  Exempt  Series

MANAGEMENT  DISCUSSION  AND  ANALYSIS  (UNAUDITED)


DEAR  SHAREHOLDERS:

Anyone who has ever invested in the fixed income markets, taxable or tax-exempt, knows what a pivotal role the economy plays in determining how those investments perform. Strong or accelerating growth typically hurts performance, while weak or decelerating growth tends to help. That is what makes the first half of 2000 so intriguing. Economic growth was especially strong during the first quarter. Nonetheless long-term interest rates fell and the yield curve inverted. Fixed income securities performed quite well during the first quarter. During the second quarter, growth appeared to slow, or at least lose some of its momentum, and interest rates moved sideways. Fixed income securities simply earned their coupons. What gives?

Let's start with the first quarter. The U.S. Treasury yield curve usually inverts because short-term interest rates rise faster than longer-term rates. Short rates rise as the Federal Reserve tightens monetary policy. The more the Fed tightens, the higher short rates go. At first, long rates rise in tandem with short rates, but at some point rising short rates increase the likelihood of slower economic growth and begin to offset some, if not all, of the inflationary pressures in the economy. Long rates decouple from short rates, rising less, not rising at all, or actually falling. Municipal bond yields typically follow suit.

That explains some of what happened during the first quarter. The Federal Reserve began raising short-term interest rates last June. They raised them twice more during the first quarter of this year. However, the closer the market feels the Fed comes to achieving its goal (i.e. non-inflationary economic growth), the more attractive longer-term bonds become. As the Fed has tightened, the demand for long bonds has risen, causing their prices to rise and longer-term yields to fall.

That does not, however, fully explain why longer-term yields were lower at the end of the first quarter. Expectations regarding the supply of U.S. Treasury securities changed as well. With the federal government running a budget surplus in the neighborhood of $200 billion, and projections of similar if not higher surpluses in the future, the supply of U.S. Treasury securities is expected to fall. Not only will issuance fall, but the U.S. Treasury also announced during the first quarter of the year that it would begin buying back U.S. Treasury securities. Those purchases are to be concentrated on the long end of the yield curve, reducing a maturity range that was not especially big to begin with. Falling supply in conjunction with the already-discussed rising demand explain why long-term interest rates fell during the first quarter. While not affected to the same degree, longer-term municipal yields fell as well.

During the second quarter, however, a string of economic releases suggested that growth was moderating and possibly even slowing. These releases included the National Association of Purchasing Managers report, the Bureau of Labor Statistics labor report, and the Commerce Department's retail sales report. Throw in relatively benign CPI and PPI releases for the month of May, and the tone of the market was suddenly quite different. Expectations of continued strong growth were replaced by cautious optimism and in some instances actual concern. While an up-tick in inflation remained a concern, the increase could be traced to the strong growth of the prior quarters, something the potential slower growth of future quarters would offset. The impact of the momentum shift on the fixed income markets was mixed. Long-term interest rates, which had moved up during the first half of the quarter, moved back down below 6.0% when the economic momentum changed. The shift in momentum that characterized the second quarter is an example of just how fickle the economy and the markets can be.

The net effect of the various changes in interest rates were positive. While most sectors of the municipal market posted negative returns in 1999, all posted positive returns through the first six months of 2000. The market's actions over the last six months also bode well for the Diversified Tax Exempt Series. The Series was positioned longer than its benchmark, the Merrill Lynch Intermediate Index, and consequently it outperformed the index.

MANAGEMENT  DISCUSSION  AND  ANALYSIS  (UNAUDITED)


Investors should always remember that municipal yields will fluctuate over time; sometimes the cyclical pressures will push them higher, and other times they will push lower. However, the secular factors that drove inflation lower over the last 15+ years remain in firmly place. Given this environment, we have been continuing to purchase high quality bonds with maturities over 15 years. These bonds have yields only slightly lower than comparable U.S. Treasury securities, and because the income they pay is free of federal tax, this difference is more than made up by the tax savings for investors in higher tax brackets.

We appreciate your business, and we hope that you and your families continue to prosper as we move through the year.

Sincerely,

EXETER  ASSET  MANAGEMENT


[graphic]
[pie  chart]

Portfolio  Composition  1  -  As  of  6/30/00
General  Obligation  Bonds  -  77.88%
Revenue  Bonds  -  21.84%
Pre-Refunded  Bonds  -  0.28%

1  As  a  percentage  of  municipal  securities.

[graphic]
[pie  chart]

Quality  Ratings  2  -  As  of  6/30/00
Aaa  -  83.36%
Aa  -  14.42%
A  -  2.22%

2  Using  Moody's  Ratings, as a percentage of municipal securities (unaudited).

Performance  Update  as  of  June  30,  2000  (unaudited)

Exeter  Fund,  Inc.
Diversified  Tax  Exempt  Series

                                   Total  Return
Through     Growth  of  $10,000                    Average
06/30/00     Investment             Cumulative     Annual

One  Year     $10,198                 1.98%        1.98%
Five  Years   $12,549                25.49%        4.64%
Inception  1  $12,940                29.40%        4.12%


Merrill  Lynch  Intermediate  Municipal  Bond  Index

                                   Total  Return
Through     Growth  of  $10,000                   Average
06/30/00     Investment            Cumulative     Annual

One  Year     $10,441               4.41%          4.41%
Five  Years   $13,004              30.04%          5.39%
Inception  1  $13,625              36.25%          4.97%

The value of a $10,000 investment in the Exeter Fund, Inc. - Diversified Tax Exempt Series from its inception (2/14/94) to present (6/30/00) as compared to the Merrill Lynch Intermediate Municipal Bond Index. 2

[graphic]
[line  chart]

Data  for  line  chart  to  follow:



                  Exeter Fund, Inc.                  Merrill Lynch
Date        Diversified Tax Exempt Series  Intermediate Municipal Bond Index
02/14/1994                         10,000                             10,000
12/31/1994                          9,461                              9,709
12/31/1995                         11,003                             11,009
12/31/1996                         11,370                             11,520
12/31/1997                         12,270                             12,406
12/31/1998                         12,944                             13,183
12/31/1999                         12,340                             13,182
06/30/2000                         12,940                             13,625




1 The Series and Index performance numbers are calculated from February 14, 1994, the Series' inception date. The Series' performance is historical and may not be indicative of future results.

2 The unmanaged Merrill Lynch Intermediate Municipal Bond Index is a market value weighted measure of approximately 120 municipal bonds issued across the United States. The Index is comprised of investment grade securities. Index returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees or expenses.

Investment  Portfolio  -  June  30,  2000  (unaudited)







                                                                   CREDIT
                                                                   RATING*    PRINCIPAL     VALUE
                                                                 (UNAUDITED)    AMOUNT    (NOTE 2)
                                                                 -----------  ----------  ---------
MUNICIPAL SECURITIES - 94.70%
ALABAMA - 1.16%
Bessemer Water Supply, Revenue Bond, 5.20%, 6/01/2024 . . . . .  Aaa          $  500,000  $460,275
                                                                                          ---------

ALASKA - 0.78%
Anchorage, G.O. Bond, 6.10%, 8/1/2004 . . . . . . . . . . . . .  Aaa             300,000   308,598
                                                                                          ---------

ARIZONA - 0.64%
Maricopa County School District No. 097 Deer Valley, G.O.
    Bond, Series A, 5.20%, 7/1/2007 . . . . . . . . . . . . . .  Aaa             250,000   253,990
                                                                                          ---------

CALIFORNIA - 3.73%
California State, G.O. Bond, 4.75%, 12/1/2028 . . . . . . . . .  Aa3             795,000   678,405
Oak Grove School District Bond, G.O. Bond, 5.25%, 08/01/2024. .  Aaa             500,000   473,825
Wiseburn School District, G.O. Bond, Series A, 5.25%, 8/1/2016.  Aaa             330,000   326,453
                                                                                          ---------
                                                                                          1,478,683
                                                                                          ---------

COLORADO - 0.43%
El Paso County School District No. 020, G.O. Bond, Series A,
    6.20%, 12/15/2007 . . . . . . . . . . . . . . . . . . . . .  Aaa             160,000   172,653
                                                                                          ---------

FLORIDA - 4.55%
Florida State Board of Education Capital Outlay Public Ed.,
    G.O. Bond Series A, 5.00%, 6/1/2027 . . . . . . . . . . . .  Aa2             750,000   668,340
Florida State Board of Education Capital Outlay Public Ed.,
    G.O. Bond Series C, 5.60%, 6/1/2025 . . . . . . . . . . . .  Aaa             135,000   133,032
Florida State Senior Lien - Jacksonville Trans, G.O. Bond,
     5.00%, 7/1/2027. . . . . . . . . . . . . . . . . . . . . .  Aa2             710,000   634,307
Hillsborough County Capital Improvement  Program, Revenue
    Bond, 5.125%, 7/1/2022. . . . . . . . . . . . . . . . . . .  Aaa             400,000   368,544
                                                                                          ---------
                                                                                          1,804,223
                                                                                          ---------

GEORGIA - 2.43%
Atlanta, G. O. Bond, 5.60%, 12/1/2018 . . . . . . . . . . . . .  Aa3             350,000   348,789
Georgia, G.O. Bond, Series B, 5.65%, 3/1/2012 . . . . . . . . .  Aaa             200,000   209,032
Rockdale County Water & Sewer Authority, Revenue Bond,
   5.00%, 7/1/2022. . . . . . . . . . . . . . . . . . . . . . .  Aaa             450,000   405,572
                                                                                          ---------
                                                                                            963,393
                                                                                          ---------

HAWAII - 0.69%
Hawaii, G.O. Bond, Series CH, 6.00%, 11/1/2007. . . . . . . . .  A1              260,000   274,152
                                                                                          ---------

IDAHO - 0.26%
Ada & Canyon Counties Joint School District No. 2
    Meridian, G.O. Bond, 5.10%, 7/30/2005 . . . . . . . . . . .  Aa2             100,000   101,920
                                                                                          ---------




The  accompanying  notes  are  an  integral  part  of  the  financial statements

Investment  Portfolio  -  June  30,  2000  (unaudited)



                                                                           CREDIT
                                                                           RATING*    PRINCIPAL      VALUE
                                                                         (UNAUDITED)    AMOUNT     (NOTE 2)
                                                                         -----------  ----------  -----------
ILLINOIS - 4.27%
Aurora, G.O. Bond, 5.80%, 1/1/2012. . . . . . . . . . . . . . . . . . .  Aaa          $  190,000  $  197,456
Chicago Schools Financial Authority, G.O. Bond, Series A,
    5.00%, 6/1/2007 . . . . . . . . . . . . . . . . . . . . . . . . . .  Aaa             200,000     199,530
Chicago, G.O. Bond, Series A, 5.875%, 1/1/2022. . . . . . . . . . . . .  Aaa             100,000     103,625
Chicago, G.O. Bond, 5.25%, 1/1/2027 . . . . . . . . . . . . . . . . . .  Aaa             250,000     228,980
Cook County, G.O. Bond, Series A, 5.00%, 11/15/2022 . . . . . . . . . .  Aaa             750,000     669,255
Illinois, Certificate of Participation, Series 1995A, 5.60%,  7/1/2010.  Aaa             100,000     103,137
Rock Island County School District No. 041-Rock Island,
     G.O. Bond, 5.125%, 12/1/2015 . . . . . . . . . . . . . . . . . . .  A3              200,000     191,280
                                                                                                   ----------
                                                                                                   1,693,263
                                                                                                   ----------

INDIANA - 4.47%
Avon Independent Community School Building Corp., Revenue
   Bond, 5.25%, 1/1/2022. . . . . . . . . . . . . . . . . . . . . . . .  Aaa             925,000     857,586
Bloomington Sewer Works, Revenue Bond, 5.80%, 1/1/2011. . . . . . . . .  Aaa             150,000     154,695
Eagle-Union Middle School Building Corp., Revenue Bond, 5.90%
   1/15/2020. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Aaa             500,000     502,090
Lafayette Waterworks, Revenue Bond, 4.90%, 7/1/2006 . . . . . . . . . .  Aaa             140,000     139,539
Monroe County Community School Corporation First
    Meeting, Revenue Bond, 5.25%, 7/1/2016. . . . . . . . . . . . . . .  Aaa             125,000     120,160
                                                                                                   ----------
                                                                                                   1,774,070
                                                                                                   ----------

IOWA - 4.35%
Cedar Rapids, G. O. Bond, 6.45%, 6/1/2014 . . . . . . . . . . . . . . .  Aaa             350,000     365,151
Iowa City, G.O. Bond, 5.45%, 6/1/2017 . . . . . . . . . . . . . . . . .  Aaa           1,125,000   1,115,629
Iowa City Sewer, Revenue Bond, 5.75%, 7/1/2021. . . . . . . . . . . . .  Aaa             250,000     246,405
                                                                                                   ----------
                                                                                                   1,727,185
                                                                                                   ----------

KANSAS - 2.47%
Derby, Series A, G.O. Bond, 5.00%, 6/1/2015 . . . . . . . . . . . . . .  Aaa             275,000     259,776
Johnson County Unified School District No. 231, G.O. Bond,
   Series A, 5.75%, 10/1/2016 . . . . . . . . . . . . . . . . . . . . .  Aaa             500,000     509,285
Johnson County Unified School District No. 229, G.O. Bond,
    Series A, 5.00%, 10/1/2014. . . . . . . . . . . . . . . . . . . . .  Aa1             220,000     209,629
                                                                                                   ----------
                                                                                                     978,690
                                                                                                   ----------

KENTUCKY - 1.43%
Jefferson County School District Finance Corp. School
    Building, Revenue Bond, Series A, 5.00%, 2/1/2011 . . . . . . . . .  Aaa             300,000     294,432
Kentucky State Turnpike Authority Revitalization Projects,
    Revenue Bond, 6.50%, 7/1/2008 . . . . . . . . . . . . . . . . . . .  Aaa             250,000     274,657
                                                                                                   ----------
                                                                                                     569,089
                                                                                                   ----------





The  accompanying  notes  are  an  integral  part  of  the  financial statements

Investment  Portfolio  -  June  30,  2000  (unaudited)




                                                                          CREDIT
                                                                          RATING*    PRINCIPAL     VALUE
                                                                        (UNAUDITED)    AMOUNT    (NOTE 2)
                                                                        -----------  ----------  ---------
LOUISIANA - 1.71%
New Orleans Sewer Service, Revenue Bond, 5.25%, 6/1/2012 . . . . . . .  Aaa          $  300,000  $298,935
Orleans Parish School District, G.O. Bond, Series A, 5.125%, 9/1/2016.  Aaa             400,000   379,196
                                                                                               ----------
                                                                                                  678,131
                                                                                               ----------

MAINE - 2.46%
Hermon, G.O. Bond, 5.60%, 11/1/2013. . . . . . . . . . . . . . . . . .  Aaa              75,000    76,210
Kennebec Water District, Revenue Bond, 5.125%, 12/1/2021 . . . . . . .  Aaa             750,000   689,362
Portland, G.O. Bond, 6.20%, 4/1/2006 . . . . . . . . . . . . . . . . .  Aa1             200,000   212,770
                                                                                               ----------
                                                                                                  978,342
                                                                                               ----------

MARYLAND - 1.66%
Baltimore Water Project, Revenue Bond, Series A,
    5.55%, 7/1/2009. . . . . . . . . . . . . . . . . . . . . . . . . .  Aaa             260,000   268,991
Prince Georges County Public Improvement, G.O. Bond,
    5.00%, 3/15/2014 . . . . . . . . . . . . . . . . . . . . . . . . .  Aaa             200,000   192,306
Washington County Public Improvement, G.O. Bond,
    4.875%, 1/1/2010 . . . . . . . . . . . . . . . . . . . . . . . . .  Aaa             200,000   196,496
                                                                                               ----------
                                                                                                  657,793
                                                                                               ----------

MASSACHUSETTS - 3.64%
Martha's Vineyard Regional High School District No. 100,
    G.O. Bond, 6.70%, 12/15/2014 . . . . . . . . . . . . . . . . . . .  Aaa             200,000   218,660
Massachusetts Bay Transit Authority, Revenue Bond, Series B,
    5.25%, 3/1/2026. . . . . . . . . . . . . . . . . . . . . . . . . .  Aaa             500,000   462,845
Massachusetts Municipal Electric Supply System, Revenue
    Bond, Series A, 5.00%, 7/1/2017. . . . . . . . . . . . . . . . . .  Aaa             200,000   184,474
Massachusetts State, G.O. Bond, Series C, 5.75%, 8/1/2010. . . . . . .  Aaa             400,000   422,544
Massachusetts Water Resource Authority General Ref.,
    Revenue Bond, Series B, 5.25%, 3/1/2013. . . . . . . . . . . . . .  Aaa             155,000   154,279
                                                                                               ----------
                                                                                                1,442,802
                                                                                               ----------

MICHIGAN - 3.82%
Comstock Park Public Schools, G.O. Bond, 5.50%, 5/1/2011 . . . . . . .  Aaa             150,000   152,304
Holly Area School District, G.O. Bond, 5.00%, 5/1/2022 . . . . . . . .  Aaa             500,000   447,935
Hudsonville Public Schools, G.O. Bond, 5.15%, 5/01/2027. . . . . . . .  Aaa             225,000   203,704
Lincoln Park School District, G.O. Bond, 5.00%, 5/1/2026 . . . . . . .  Aaa             480,000   424,200
Pinckney Community Schools, G.O. Bond, 5.00%, 5/1/2014 . . . . . . . .  Aaa             200,000   190,200
St. Joseph County Sewer Disposal Systems - Constantine,
    G.O. Bond, 5.00%, 4/1/2012 . . . . . . . . . . . . . . . . . . . .  Aaa             100,000    96,544
                                                                                               ----------
                                                                                                1,514,887
                                                                                               ----------





The  accompanying  notes  are  an  integral  part  of  the  financial statements

Investment  Portfolio  -  June  30,  2000  (unaudited)




                                                                 CREDIT
                                                                 RATING*    PRINCIPAL      VALUE
                                                               (UNAUDITED)    AMOUNT     (NOTE 2)
                                                               -----------  ----------  -----------
MINNESOTA - 2.51%
Big Lake Independent School District Bond, G.O. Bond, 5.50%,
    2/01/2014 . . . . . . . . . . . . . . . . . . . . . . . .  Aaa          $  500,000  $  503,540
Minneapolis, G.O. Bond, Series B, 5.20%,  3/1/2013. . . . . .  Aaa             300,000     299,427
Western Minnesota Municipal Power Agency, Revenue
    Bond, 6.625%, 1/1/2016. . . . . . . . . . . . . . . . . .  Aaa             175,000     195,027
                                                                                        -----------
                                                                                           997,994
                                                                                        -----------

MISSISSIPPI - 0.53%
Mississippi, G.O. Bond, 6.30%, 12/1/2006. . . . . . . . . . .  Aa3             200,000     211,728
                                                                                        -----------

MISSOURI - 0.63%
Missouri State Ref.- Third Street Building, G.O. Bond,
    Series A, 5.125%, 8/1/2009. . . . . . . . . . . . . . . .  Aaa             250,000     251,240
                                                                                        -----------

MONTANA - 0.49%
Montana Long Range Building Project, G.O. Bond, Series A,
    4.875%, 8/1/2010. . . . . . . . . . . . . . . . . . . . .  Aa3             200,000     196,014
                                                                                        -----------

NEBRASKA - 1.34%
Douglas County School District No. 17, G.O. Bond, 5.00%,
    10/1/2012 . . . . . . . . . . . . . . . . . . . . . . . .  Aaa             545,000     530,356
                                                                                        -----------

NEVADA - 2.44%
Clark County School District, G.O. Bond,
    6.00%, 6/15/2002. . . . . . . . . . . . . . . . . . . . .  Aaa             100,000     102,515
Nevada State Project No. 42, G.O. Bond, 5.70%,  9/1/2008. . .  Aa2             200,000     208,278
Nevada State Project Nos. 66 & 67, G.O. Bond
    Series A, 5.00%, 5/15/2028. . . . . . . . . . . . . . . .  Aaa             750,000     658,073
                                                                                        -----------
                                                                                           968,866
                                                                                        -----------

NEW HAMPSHIRE - 0.54%
New Hampshire, G.O. Bond, 6.60%, 9/1/2014 . . . . . . . . . .  Aa2             200,000     215,004
                                                                                        -----------

NEW JERSEY - 4.40%
East Orange Water Utility, G.O. Bond, 5.60%, 6/15/2019. . . .  Aaa           1,020,000   1,018,786
Jersey City Water, G.O. Bond, 5.50%, 3/15/2011. . . . . . . .  Aaa             225,000     230,769
North Hudson Sewer Authority, Revenue Bond, 5.25%,  8/1/2016.  Aaa             250,000     243,112
West Windsor Plainsboro, G.O. Bond, 5.25%, 12/1/2004. . . . .  Aaa             250,000     255,420
                                                                                        -----------
                                                                                         1,748,087
                                                                                        -----------





The  accompanying  notes  are  an  integral  part  of  the  financial statements

Investment  Portfolio  -  June  30,  2000  (unaudited)




                                                                  CREDIT
                                                                  RATING*    PRINCIPAL     VALUE
                                                                (UNAUDITED)    AMOUNT    (NOTE 2)
                                                                -----------  ----------  ---------
NEW YORK - 3.82%
New York State Thruway Authority, Revenue Bond,
    Series A, 5.50%, 1/1/2023. . . . . . . . . . . . . . . . .  Aaa          $  200,000  $202,672
Orange County, G.O. Bond, 5.125%, 9/1/2024 . . . . . . . . . .  Aa2             500,000   457,595
Sands Point, G.O. Bond, 6.70%, 11/15/2013. . . . . . . . . . .  Aa2             350,000   377,342
Spencerport Central School District, G.O. Bond, 5.00%,
    11/15/2012 . . . . . . . . . . . . . . . . . . . . . . . .  Aaa             350,000   342,090
Westchester County, G.O. Bond, 4.75%, 11/15/2016 . . . . . . .  Aaa             150,000   137,343
                                                                                         ---------
                                                                                        1,517,042
                                                                                         ---------

NORTH CAROLINA - 1.04%
North Carolina State Prison Facilities, G.O. Bond, 4.80%,
    3/1/2009 . . . . . . . . . . . . . . . . . . . . . . . . .  Aaa             200,000   197,504
Raleigh North Carolina, G.O. Bond, 4.40%, 6/1/2017 . . . . . .  Aaa             250,000   213,400
                                                                                         ---------
                                                                                          410,904
                                                                                         ---------

OHIO - 2.73%
Cleveland Water & Sewer, G.O. Bond, 5.35%,  9/1/2023 . . . . .  Aaa             450,000   425,425
Oak Hills Local School District, G.O. Bond, 5.125%, 12/1/2025.  Aaa             490,000   447,007
Summit County Various Purpose, G.O. Bond, 6.625%, 12/1/2012. .  Aaa             200,000   209,564
                                                                                         ---------
                                                                                        1,081,996
                                                                                         ---------

OKLAHOMA - 1.71%
Oklahoma State Turnpike Authority, Revenue Bond,
   Series A, 5.00%, 1/1/2023 . . . . . . . . . . . . . . . . .  Aaa             750,000   677,738
                                                                                         ---------

OREGON - 0.66%
Salem Pedestrian Safety Impts., G.O. Bond, 5.50%, 5/1/2010 . .  Aaa             255,000   261,237
                                                                                         ---------

PENNSYLVANIA - 3.73%
Beaver County, G.O. Bond, 5.15%, 10/01/2017. . . . . . . . . .  Aaa             300,000   283,956
Cambria County, G.O. Bond, Series A, 6.10%,  8/15/2016 . . . .  Aaa             350,000   368,753
Philadelphia Water & Waste, Revenue Bond, 5.60%, 8/1/2018. . .  Aaa             150,000   148,814
Pittsburgh Water & Sewer Authority, Revenue Bond, Series C,
      5.125%, 9/1/2023 . . . . . . . . . . . . . . . . . . . .  Aaa             750,000   679,837
                                                                                         ---------
                                                                                        1,481,360
                                                                                         ---------





The  accompanying  notes  are  an  integral  part  of  the  financial statements

Investment  Portfolio  -  June  30,  2000  (unaudited)




                                                                        CREDIT
                                                                        RATING*    PRINCIPAL      VALUE
                                                                      (UNAUDITED)    AMOUNT     (NOTE 2)
                                                                      -----------  ----------  -----------
RHODE ISLAND - 4.48%
Rhode Island State Pre-refunded Balance, G.O. Bond,
    Series A, 6.20%, 6/15/2004 . . . . . . . . . . . . . . . . . . .  Aaa          $  115,000  $  120,421
Rhode Island State Unrefunded Balance, G.O. Bond,
    Series A, 6.20%, 6/15/2004 . . . . . . . . . . . . . . . . . . .  Aaa             185,000     193,401
Rhode Island State Capital Development, G.O. Bond, Series A,
     5.375%, 7/15/2017 . . . . . . . . . . . . . . . . . . . . . . .  Aaa           1,500,000   1,464,810
                                                                                               ----------
                                                                                                1,778,632
                                                                                               ----------

SOUTH CAROLINA - 0.92%
South Carolina State Highway, G.O. Bond, Series B,
   5.625%, 7/1/2010. . . . . . . . . . . . . . . . . . . . . . . . .  Aaa             350,000     363,580
                                                                                               -----------

SOUTH DAKOTA - 1.43%
Rapid City Area School District, G.O. Bond, 4.75%, 1/1/2018. . . . .  Aaa             650,000     569,095
                                                                                               -----------


TENNESSEE - 1.23%
Johnson City School Sales Tax, G.O. Bond, 6.70%, 5/1/2021. . . . . .  Aaa             350,000     382,354
Lawrence County, G.O. Bond, 6.60%, 3/1/2013. . . . . . . . . . . . .  Aaa             100,000     105,024
                                                                                               -----------
                                                                                                  487,378
                                                                                               -----------

TEXAS - 5.26%
Brazoria County , G.O. Bond, 4.75%, 9/1/2011 . . . . . . . . . . . .  Aaa             445,000     420,587
Carrollton Independent School District, G.O. Bond,
     6.00%, 2/15/2019. . . . . . . . . . . . . . . . . . . . . . . .  Aaa             500,000     513,150
Dallas Waterworks & Sewer, Revenue Bond, 5.625%, 4/1/2009. . . . . .  Aa2             200,000     204,818
North Texas Municipal Water District, Revenue Bond,
    5.00%, 6/1/2012. . . . . . . . . . . . . . . . . . . . . . . . .  Aaa             150,000     145,539
Richardson Independent School District, G.O. Bond, Series A, 5.00%,
     2/15/2021 . . . . . . . . . . . . . . . . . . . . . . . . . . .  Aaa             500,000     451,650
Southlake Waterwork & Sewer System, G.O. Bond, 5.30%,
    2/15/2011. . . . . . . . . . . . . . . . . . . . . . . . . . . .  Aaa             350,000     351,971
                                                                                               -----------
                                                                                                2,087,715
                                                                                               -----------

UTAH - 1.84%
Alpine School District, G.O. Bond, 5.375%, 3/15/2009 . . . . . . . .  Aaa             250,000     254,398
Nebo School District, G.O. Bond, 6.00%, 6/15/2018. . . . . . . . . .  Aaa             450,000     476,253
                                                                                               -----------
                                                                                                  730,651
                                                                                               -----------

VIRGINIA - 0.97%
Franklin County Capital Improvement , G.O. Bond, 6.60%,
    7/15/2013. . . . . . . . . . . . . . . . . . . . . . . . . . . .  Aaa             250,000     259,557
Spotsylvania County Water & Sewer Systems, Revenue
    Bond, 5.25%, 6/1/2016. . . . . . . . . . . . . . . . . . . . . .  Aaa             130,000     126,040
                                                                                               -----------
                                                                                                  385,597
                                                                                               -----------





The  accompanying  notes  are  an  integral  part  of  the  financial statements

Investment  Portfolio  -  June  30,  2000  (unaudited)




                                                                   CREDIT     PRINCIPAL
                                                                  RATING*      AMOUNT/      VALUE
                                                                (UNAUDITED)     SHARES    (NOTE 2)
                                                                ------------  ----------  ---------
WASHINGTON - 3.57%
King County Ref-Series B Bond, G.O. Bond, 5.00%, 1/01/2030 . .  Aaa           $  400,000  $347,956
Kitsap County School District, G.O. Bond,  6.625%, 12/1/2008 .  A1               350,000   368,186
Seattle, G.O. Bond, Series A, 5.75%, 1/15/2020 . . . . . . . .  Aa1              230,000   230,101
Seattle Met. Municipality, G.O. Bond, 5.65%, 1/1/2020. . . . .  Aa3              100,000    98,859
Washington State, G.O. Bond, Series A, 5.00%, 1/1/2023 . . . .  Aa1              410,000   366,233
                                                                                          ---------
                                                                                         1,411,335
                                                                                          ---------

WEST VIRGINIA - 1.54%
West Virginia State Streets/Roads, G.O. Bond, 5.00%, 6/1/2015.  Aaa              650,000   612,762
                                                                                          ---------

WISCONSIN - 1.94%
East Troy School District, G.O. Bond, Series A, 4.625%,
a   10/1/2011. . . . . . . . . . . . . . . . . . . . . . . . .  Aaa              400,000   372,004
Merrill Public School District, G.O. Bond, 5.30%, 4/1/2013 . .  Aaa              400,000   397,332
                                                                                          ---------
                                                                                           769,336
                                                                                          ---------

TOTAL MUNICIPAL SECURITIES
(Identified Cost $38,178,098). . . . . . . . . . . . . . . . .                         37,577,786
                                                                                          ---------

SHORT-TERM INVESTMENTS - 6.52%
Dreyfus Municipal Reserves
    (Identified Cost $2,587,219) . . . . . . . . . . . . . . .              2,587,219    2,587,219
                                                                                          ---------

TOTAL INVESTMENTS - 101.22%
(Identified Cost $40,765,317). . . . . . . . . . . . . . . . .                         40,165,005

OTHER ASSETS, LESS LIABILITIES - (1.22)% . . . . . . . . . . .                           (484,323)
                                                                                          ---------

NET ASSETS - 100%. . . . . . . . . . . . . . . . . . . . . . .                        $39,680,682
                                                                                      ============








Key  -
G.O.  Bond  -  General  Obligation  Bond     Met.  -  Metropolitan
Impt.  -  Improvement               Ed.  -  Education
Ref.  -  Referendum
*Credit  Ratings  from  Moody's  (unaudited)


FEDERAL  TAX  INFORMATION:

At June 30, 2000, the net unrealized depreciation based on identified cost for federal income tax purposes of $40,765,317 was as follows:

Unrealized appreciation              $600,585

Unrealized depreciation             (1,200,897)
                                    -----------

UNREALIZED DEPRECIATION - NET     $   (600,312)
                                  =============


The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENT  OF  ASSETS  AND  LIABILITIES  (unaudited)



JUNE 30, 2000
ASSETS:
Investments, at value (identified cost $40,765,317)(Note 2)  $40,165,005
Interest receivable . . . . . . . . . . . . . . . . . . . .      572,741
Receivable for fund shares sold . . . . . . . . . . . . . .      105,170
                                                             ------------

TOTAL ASSETS. . . . . . . . . . . . . . . . . . . . . . . .   40,842,916
                                                             ------------

LIABILITIES:

Accrued management fee (Note 3) . . . . . . . . . . . . . .       15,132
Accrued directors' fees (Note 3). . . . . . . . . . . . . .        3,354
Accrued fund accounting fees (Note 3) . . . . . . . . . . .        1,782
Transfer agent fees payable (Note 3). . . . . . . . . . . .          726
Payable for securities purchased. . . . . . . . . . . . . .    1,115,995
Audit fee payable . . . . . . . . . . . . . . . . . . . . .       15,679
Registration and filing fees payable. . . . . . . . . . . .        5,603
Other payables and accrued expenses . . . . . . . . . . . .        3,963
                                                             ------------

TOTAL LIABILITIES . . . . . . . . . . . . . . . . . . . . .    1,162,234
                                                             ------------

NET ASSETS FOR 3,959,675 SHARES
   OUTSTANDING. . . . . . . . . . . . . . . . . . . . . . .  $39,680,682
                                                             ============

NET ASSETS CONSIST OF:

Capital stock . . . . . . . . . . . . . . . . . . . . . . .  $    39,597
Additional paid-in-capital. . . . . . . . . . . . . . . . .   40,102,514
Undistributed net investment income . . . . . . . . . . . .      143,896
Accumulated net realized loss on investments. . . . . . . .       (5,013)
Net unrealized depreciation on investments. . . . . . . . .     (600,312)
                                                             ------------

TOTAL NET ASSETS. . . . . . . . . . . . . . . . . . . . . .  $39,680,682
                                                             ============

NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
    ($39,680,682/3,959,675 shares). . . . . . . . . . . . .  $     10.02
                                                             ============




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Operations  (unaudited)




FOR THE SIX MONTHS ENDED JUNE 30, 2000

INVESTMENT INCOME:
Interest. . . . . . . . . . . . . . . . . . . . . . .  $  902,280
                                                       -----------

EXPENSES:

Management fee (Note 3) . . . . . . . . . . . . . . .      82,965
Fund Accounting fees (Note 3) . . . . . . . . . . . .      11,673
Transfer agent fees (Note 3). . . . . . . . . . . . .       4,532
Directors' fees (Note 3). . . . . . . . . . . . . . .       2,783
Audit fee . . . . . . . . . . . . . . . . . . . . . .       6,764
Registration and filing fees. . . . . . . . . . . . .       5,932
Miscellaneous . . . . . . . . . . . . . . . . . . . .       6,498
                                                       -----------

Total Expenses. . . . . . . . . . . . . . . . . . . .     121,147
                                                       -----------

NET INVESTMENT INCOME . . . . . . . . . . . . . . . .     781,133
                                                       -----------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:

Net realized loss on investments. . . . . . . . . . .      (2,061)
Net change in unrealized depreciation on investments.     845,491
                                                       -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS . . . . . . . . . . . . . . . . . .     843,430
                                                       -----------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS. . . . . . . . . . . . . . . . . .  $1,624,563
                                                       ===========



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statements  of  Changes  in  Net  Assets





                                                                   FOR THE SIX MONTHS
                                                                     ENDED 6/30/00        FOR THE YEAR
                                                                      (UNAUDITED)        ENDED 12/31/99
                                                                  --------------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income. . . . . . . . . . . . . . . . . . . . . .  $           781,133   $     1,427,350
Net realized gain (loss) on investments. . . . . . . . . . . . .               (2,061)           36,836
Net unrealized appreciation (depreciation) on investments. . . .              845,491        (2,873,865)
                                                                  --------------------  ----------------
Net increase (decrease) from operations. . . . . . . . . . . . .            1,624,563        (1,409,679)
                                                                  --------------------  ----------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income . . . . . . . . . . . . . . . . . . .             (702,252)       (1,457,769)
From net realized gain on investments. . . . . . . . . . . . . .                   --           (39,827)
Total distributions to shareholders. . . . . . . . . . . . . . .             (702,252)       (1,497,596)
                                                                  --------------------  ----------------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)            8,997,834        (1,902,195)
                                                                  --------------------  ----------------

Net increase (decrease) in net assets. . . . . . . . . . . . . .            9,920,145        (4,809,470)

NET ASSETS:

Beginning of period. . . . . . . . . . . . . . . . . . . . . . .           29,760,537        34,570,007
                                                                  --------------------  ----------------

END OF PERIOD (including undistributed net investment
   income of $143,896 and $65,015, respectively) . . . . . . . .  $        39,680,682   $    29,760,537
                                                                  ====================  ================



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Financial  Highlights




                                                FOR THE
                                               SIX MONTHS
                                                 ENDED
                                                6/30/00      FOR THE YEARS ENDED
                                               (UNAUDITED)         12/31/99          12/31/98   12/31/97    12/31/96    12/31/95
                                              ------------  ---------------------  ----------  ----------  ----------  ---------
PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING  OF YEAR . . . .  $      9.74   $              10.73   $   10.59   $   10.23   $   10.32   $  9.26
                                              ------------  ---------------------  ----------  ----------  ----------  --------

Income from investment operations:
   Net investment income . . . . . . . . . .         0.21                   0.48        0.43        0.43        0.43      0.43
   Net realized and unrealized gain (loss)
      on investments . . . . . . . . . . . .         0.26                  (0.97)       0.14        0.36       (0.10)     1.06
                                              ------------  ---------------------  ----------  ----------  ----------  --------

Total from investment operations . . . . . .         0.47                  (0.49)       0.57        0.79        0.33      1.49
                                              ------------  ---------------------  ----------  ----------  ----------  --------

Less distributions to shareholders:
   From net investment income. . . . . . . .        (0.19)                 (0.49)      (0.42)      (0.43)      (0.42)    (0.43)
   From net realized gain on investments . .           --                  (0.01)      (0.01)         --          --        --
                                                                                               ----------              --------
  Total distributions to shareholders. . . .        (0.19)                 (0.50)      (0.43)      (0.43)      (0.42)    (0.43)
                                              ------------  ---------------------  ----------  ----------  ----------  --------


NET ASSET VALUE - END OF YEAR. . . . . . . .  $     10.02   $               9.74   $   10.73   $   10.59   $   10.23   $ 10.32
                                              ============  =====================  ==========  ==========  ==========  ========

Total return1. . . . . . . . . . . . . . . .         4.86%                (4.67)%       5.49%      7.92 %       3.33%    16.29%

Ratios of expenses (to average net assets)/
  Supplemental Data:
    Expenses . . . . . . . . . . . . . . . .       0.73%2                   0.68%       0.69%       0.69%       0.70%     0.79%
    Net investment income. . . . . . . . . .       4.71%2                   4.50%       4.19%       4.41%       4.44%     4.52%

Portfolio turnover . . . . . . . . . . . . .            1%                     6%          5%          1%          2%        5%

NET ASSETS-END OF YEAR (000'S OMITTED) . . .  $    39,681   $             29,761   $  34,570   $  23,651   $  16,949   $12,452
                                              ============  =====================  ==========  ==========  ==========  ========








1 Represents aggregate total return for the period indicated, and assumes reinvestment of distributions.
2 Annualized.




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Notes  to  Financial  Statements  (unaudited)

1.     ORGANIZATION

Diversified Tax Exempt Series (the "Series") is a no-load diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Shares of the Series are offered to investors, employees and clients of Manning & Napier Advisors, Inc. (the "Advisor") dba Exeter Asset Management, and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of June 30, 2000, 1.4 billion shares have been designated in total among 28 series, of which 50 million have been designated as Diversified Tax Exempt Series Common Stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES

SECURITY  VALUATION
Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the "Service"). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities, and ratings). The Service has been approved by the Fund's Board of Directors.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund.

FEDERAL  INCOME  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent the Series distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions  to  shareholders  of  tax  exempt  income  are  made  quarterly.
Distributions of net realized gains are made at least annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Notes  to  Financial  Statements  (unaudited)

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Series may periodically make reclassifications among its capital accounts without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.     TRANSACTIONS  WITH  AFFILIATES

The Fund has an investment advisory agreement with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series' average daily net assets.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Series pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Effective April 2000 the Advisor became the Fund's accounting services agent. For these services, the Fund will pay the Advisor a fee of 0.04% of each Series' daily net assets calculated daily and payable monthly, with a minimum annual fee of $48,000 per Series. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. under which BISYS will serve as sub-accounting services agent.

Notes  to  Financial  Statements  (unaudited)

4.     PURCHASES  AND  SALES  OF  SECURITIES

For the six months ended June 30, 2000, purchases and sales of securities, other than United States Government securities and short-term securities, were $7,745,517 and $303,375, respectively.

5.     CAPITAL  STOCK  TRANSACTIONS

     Transactions  in  shares  of  Diversified  Tax  Exempt  Series  were:



                         For the Six Months            For the Year
                           Ended 6/30/00              Ended 12/31/99
                        -------------------           ----------------
                   Shares              Amount        Shares       Amount
             -------------------  ----------------  ---------  ------------
Sold. . . .           1,250,398   $    12,404,053    624,517   $ 6,412,323
Reinvested.              67,735           671,282    141,835     1,431,834
Repurchased            (412,464)       (4,077,501)  (934,336)   (9,746,352)
             -------------------  ----------------  ---------  ------------
Total . . .             905,669   $     8,997,834   (167,984)  $(1,902,195)
             ===================  ================  =========  ============



A significant portion of the Series shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.


6.     FINANCIAL  INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on June 30, 2000.

17

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